                                                                      EXHIBIT 10


                    ----------------------------------------


                                SUBSCRIPTION DEED

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1

                    ----------------------------------------














                                - PHILLIPS FOX -
                                    LAWYERS
                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
             Email: postmaster@sydney.PhillipsFox.com.au WWW site:
                         http://www.PhillipsFox.com.au
                               Ref: RWT 959248 JIM

DEED dated                                                                  1999


BETWEEN PHF NO. 1 MANAGEMENT PTY LIMITED (ACN 086 801 041) of Suite 1601, 227 Elizabeth Street Sydney NSW 2000 (`TRUSTEE')

              PHF NO. 3 MANAGEMENT PTY LIMITED (ACN 086 081 023) of Suite 1601, 227 Elizabeth Street Sydney NSW 2000 (`UNITHOLDER')

              PRINCIPAL HEALTHCARE FINANCE PTY LIMITED (ACN 069 875 476) of Suite 1601, 227 Elizabeth Street Sydney NSW 2000 (`SUB-TRUST TRUSTEE')

              OMEGA WORLDWIDE, INC. of 900 Victors Way, Suite 345, Ann Arbor Michigan 48108 United States of America (`OMEGA')

AND AMP LIFE LIMITED (ACN 079 300 379) of Level 24, AMP Building, 33 Alfred Street Sydney NSW 2000 (`AMP')

RECITALS

A.  The Trustee is the trustee of the Trust.

B.  The Unitholder holds all of the units in the Trust.

C.  The Trust holds 50% of the units in the Sub-trust.

D.  The Sub-trust Trustee is the trustee of the Sub-trust.

E. Omega is the ultimate holding company of the holder of all existing units in the Trust.

F. AMP wishes to subscribe for new units in the Trust on the terms of this deed.

THE PARTIES AGREE AS FOLLOWS:

1        DEFINITIONS

1.1 Unless the context requires otherwise, any term used in this deed which is defined in the Trust Deed and not specifically defined in this deed has the meaning specified in the Trust Deed.

         In this deed:

         `ACCOUNTING STANDARDS' means the Australian Accounting Standards from time to time and if and to the extent that any matter is not covered by Australian Accounting Standards means generally accepted accounting principles applied from time to time in Australia for an entity similar to the Trust.

         `ACCOUNTS' means the management accounts of the Sub-trust as at the Accounts Date.

         `ACCOUNTS DATE' means 30 November 1998.

         `ADVANCES' has the same meaning as in the Deed of Loan.

         `AMENDMENT OF THE TRUST DEED' means the variation of the Trust Deed in the form of the Deed of Variation annexed and marked `A'.

         `ASSOCIATE' means a Related Body Corporate of AMP and trusts and funds managed by AMP or a Related Body Corporate of AMP.

         `BUSINESS' means the business conducted by the Trust or the Sub-trust, as the case may require.

         `BUSINESS DAY' means a day on which banks (as defined in the Banking Act 1959 (Cth)) are open for general banking business in Sydney, Australia, excluding Saturdays and Sundays.

         `CLAIMS' includes a claim, notice, demand, action, proceeding, litigation, investigation, judgement, damage, loss, cost, expense or liability however arising, whether present, unascertained, immediate, future or contingent, whether based in contract, tort or statute and whether involving a third party or party to this deed.

         `CONSIDERATION' means $5,625,000.

         `DEED OF LOAN' means the deed of loan made between PHF No. 1 Pty Limited and AMP on the date of this deed.

         `EXCESS AMOUNT' means the amount by which the amount paid to AMP in respect of all and any Claims made pursuant to clause 4 of this deed, clause 4 of the PHF No. 2 Subscription Deed and clauses 7.2 and 9 of the Deed of Loan exceeds $11,250,000.

         `FAI REDEMPTION AND SUBSCRIPTION AGREEMENT' means the agreement dated 19 June 1998 between Tanoa Pty Limited, PHF No. 1 Pty Limited, FAI Insurances Limited, Premier Care Australia (Holdings) Pty Limited and the Sub-trust Trustee (then named Premier Care Australia Pty Limited).

         `INTELLECTUAL PROPERTY RIGHTS' means all intellectual property and proprietary rights (whether registered or unregistered) including:

         (a)  business names;

         (b)  trade or service marks (whether registered or unregistered);

         (c)  any right to have information kept confidential; and

         (d) patents, patent applications, drawings, discoveries, inventions, improvements, trade secrets, technical data, formulae, computer programs, data bases, know-how, logos, registered and unregistered designs, design rights, copyright and similar industrial or intellectual property rights;

         `OPTIONS' means any options to acquire stapled units in the Trust and the PHF2 Trust granted to AMP in accordance with the Deed of Loan.

         `PHF NO. 2 SUBSCRIPTION DEED means the subscription deed between PHF No. 1 Pty Limited, PHF No. 3 Pty Limited, the Sub-trust Trustee, Omega and AMP.

         PHF2 TRUST means the Principal Healthcare Finance Unit Trust No.2 established by the deed of trust dated 27 May 1998 between PHF No.1 Pty Limited and PHF No.2 Pty Limited, as amended on 29 January 1999.

         `PROPERTY' means the real property listed in SCHEDULE 5;

         `RECORDS' means all original and copy records, documents, books, files, reports, accounts, plans, correspondence, letters and papers of every description and other material belonging or relating to or used by the Trust or the Sub-Trust, as the case may require, including certificates of registration, minute books, statutory books and registers, books of account, taxation returns, title deeds, customer lists, price lists, computer programs and software, trading and financial records.

         `RELATED BODIES CORPORATE' has the meaning in the Corporations Law.

         `SUB-TRUST' means Principal Healthcare Finance Trust established by the Sub-trust Deed.

         `SUB-TRUST DEED' means the deed of trust dated 11 August 1995 between Assisted Living Holdings Pty Limited, Metlife Australia (Holdings) Pty Limited and FAI Deposit Co. Pty Limited and as varied by deeds of amendment dated 29 September 1998 and 27 January 1999.

         `SUB-TRUST WARRANTIES' means each of the covenants, representations and warranties given by Trustee referred to in CLAUSE 4.2 and SCHEDULE 2.

         `SUB-TRUST WARRANTORS' means the Sub-trust Trustee and Omega.

         `SUBSCRIPTION' means the completion of the subscription for and issue of Units to AMP contemplated by this deed.

         `SUBSCRIPTION DATE' means the date of this deed.

         `SUBSCRIPTION NUMBER' means 2,812,500.

         `TAX', `TAXES' or `TAXATION' means all forms of taxes, duties, imposts, charges, withholdings, rates, levies or other governmental impositions of whatever nature whenever and by whatever authority imposed, assessed or charged together with all costs, charges, interest, penalties, fines, expenses and other additional statutory charges incidental or related to the imposition.

         `TRUST' means the Principal Healthcare Finance Unit Trust No.1 established by the Trust Deed.

         `TRUST DEED' means the deed of trust dated 27 May 1998 between Mindra Pty Limited and Tanoa Pty Limited, as amended on 27 January 1999.

         `TRUST WARRANTIES' means each of the covenants, representations and warranties given by Trustee referred to in CLAUSE 4.2 and SCHEDULE 3.

         `TRUST WARRANTORS' means the Trustee and Omega.

         `UNITS' means units in the Trust.

         `WARRANTIES' means each of the Trust Warranties and the Sub-trust Warranties.

         `WARRANTORS' means the Trustee, Sub-trust Trustee and Omega.

2        SUBSCRIPTION FOR UNITS

         Subject to this deed, AMP must apply in writing to subscribe for, and pay the requisite Consideration in cleared funds to the Trustee for the Subscription Number of Units on the Subscription Date.

3        ISSUE OF UNITS

3.1 The Trustee must, on receipt from AMP of an application for the Subscription Number of Units and the requisite Consideration in accordance with CLAUSE 2, issue the Subscription Number of Units to AMP and must enter AMP's name in the Register as the holder of those Units.

3.2 The Unitholder, being the holder of more than 75% of the Units, consents to the issue of Units to AMP pursuant to this deed.

4        WARRANTIES

4.1      AMP warrants to the Warrantors, at the date of this deed, that:

         (a) it has the power and authority to enter into and perform its obligations under this deed;

         (b) the execution, delivery and performance of this deed by it will constitute legal, valid and binding obligations of it, enforceable in accordance with its terms;

         (c) no meeting has been convened, resolution proposed, petition presented or order made for the winding up of it and no receiver, receiver and manager, provisional liquidator, liquidator or other officer of a court has been appointed in relation to any of its assets and no mortgagee has taken or attempted or indicated in any manner any intention to take possession of any of its assets;

         (d) the execution, delivery and performance of this deed will not violate:

              (i) any legislation or rule of law or regulation, authorisation, consent or any order or decree of any governmental authority;

              (ii) its constitution or any legislation, rules or other document constituting that party or governing its activities; or

              (iii) any instrument to which it is a party or which is binding on it or any of its assets,
              and will not result in the creation or imposition of any encumbrance or restriction of any nature on any of its assets; and

         (e) it is a person to whom an excluded offer, excluded invitation or excluded issue (as these terms are defined in Law) may be made.

4.2 In consideration of AMP agreeing to subscribe for the Subscription Number of Units:

         (a) the Trust Warrantors represent and warrant to AMP that each of the Trust Warranties is true and accurate at the date of this deed; and

         (b) the Sub-trust Warrantors represent and warrant to AMP that each of the Sub-trust Warranties is true and accurate at the date.

4.3 Each of the Warranties is separate and independent and subject to this CLAUSE 4 and SCHEDULE 4 is not limited by reference to any other Warranty or any other provision in this deed.

4.4 The Warranties are given subject to matters fully and fairly disclosed in SCHEDULE 4.

4.5 The Warrantors must immediately notify AMP in writing of any facts or circumstances which constitute or may constitute a breach of any Warranty.

4.6 The rights and remedies of AMP in respect of any breach of the Warranties or of the terms of this deed are not affected by Subscription.

4.7 The Trust Warrantors indemnify AMP from all Claims which AMP suffers or incurs by reason of any of the Trust Warranties being untrue or inaccurate in any material respect.

4.8 The Sub-trust Warrantors indemnify AMP from all Claims which AMP suffers or incurs by reason of any of the Sub-trust Warranties being untrue or inaccurate in any material respect.

4.9 A payment by the Warrantors under this CLAUSE 4 is to be treated as a pro rata reduction in the purchase price for each Unit.

4.10 The aggregate liability of the Warrantors under or in respect of the Warranties is limited as follows:
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                                       7

         (a) there must be disregarded for all purposes any breach of the Warranties in respect of which the amount of the damages to which AMP would otherwise be entitled is less than $50,000;

         (b) AMP is not entitled to recover any damages in respect of any breach or breaches of the Warranties unless the amount of damages in respect of such breach or breaches exceeds in aggregate the sum of $150,000;

         (c) the maximum aggregate liability of the Warrantors in respect of all and any Claims made pursuant to clause 4 of this deed, clause 4 of the PHF No. 2 Subscription Agreement and clauses 7.2 and 9 of the Deed of Loan must not exceed the aggregate of:

              (i)  $11,250,000; and

              (ii) all Advances advanced pursuant to the Deed of Loan on or before the day that is 20 months from the date of this deed and not repaid.

         (d) the Warrantors have no liability in respect of anything disclosed in SCHEDULE 4 or arising directly or indirectly from any transaction, matter or thing disclosed in writing to AMP or known to AMP;

         (e) the Warrantors have no liability if the Claim made pursuant to clause 4 of this deed, clause 4 of the PHF No. 2 Subscription Agreement and clauses 7.2 and 9 of the Deed of Loan would not have arisen but for a change in legislation made after 19 June 1998 (whether relating to taxation, rates of taxation or otherwise) or the withdrawal of any extra statutory concession previously made by a taxing authority (whether or not the change purports to be effective retrospectively in whole or in part);

         (f) the Warrantors have no liability to the extent that the Claim made pursuant to clause 4 of this deed, clause 4 of the PHF No. 2 Subscription Agreement and clauses 7.2 and 9 of the Deed of Loan arises as a result only of any change after 19 June 1998 in the accounting bases upon which the Trust or the Sub-trust values its assets; and

         (g) the Warrantors have no liability to the extent that a Claim made in respect of any Sub-trust Warranty or the FAI Redemption and Subscription Agreement arises out of an act, omission or state of affairs which occurred or existed before 19 June 1998.

4.11 If AMP becomes aware of a matter which could give rise to a Claim pursuant to clause 4 of this deed, clause 4 of the PHF No. 2 Subscription Agreement or clauses 7.2 or 9 of the Deed of Loan the Warrantors are not liable in respect of it unless notice of the relevant facts is given by AMP to the Warrantors as soon as reasonably practicable and in any event within 45 days of the AMP becoming aware of those facts.

4.12 The Warrantors will cease to have any liability under or in respect of any Claim made pursuant to clause 4 of this deed, clause 4 of the PHF No. 2 Subscription Agreement or clauses 7.2 or 9 of the Deed of Loan in respect of the breach of any Warranties of which AMP has not given notice before the expiration of 20 months after the date of this deed.

4.13 In respect of a Claim of which AMP has given notice to the Warrantors pursuant to CLAUSE 4.11 the liability of the Warrantors in respect of that Claim will absolutely terminate if proceedings in respect of it have not been commenced within 3 months of service of notice of that Claim.

4.14 To the extent that the amount paid to AMP in respect of all and any Claims made pursuant to clause 4 of this deed, clause 4 of the PHF No. 2 Subscription Agreement and clauses 7.2 and 9 of the Deed of Loan exceeds $11,250,000 AMP must pay to the Warrantors, in proportion to the payments made by the Warrantors to AMP, all payments made in accordance with clause 3 of the Deed of Loan immediately they are received until the Excess Amount has been paid to the Warrantors.

5        APPOINTMENT OF DIRECTORS

5.1      Omega undertakes to procure that:

         (a) two persons nominated by AMP will be directors of each of the Trustee and the Sub-trust Trustee;

         (b)  AMP may from time to time substitute those directors; and

         (c) so long as a director nominated by AMP is a director of the Trustee or the Sub-Trustee, a resolution of the directors of the Trustee or the Sub-trust Trustee, as the case may be, must be decided by a majority of votes of Directors present and voting which majority must include one Director appointed by AMP and one Director who has not been appointed by AMP.

5.2      The obligations under CLAUSE 5.1 will cease if:

         (a)  AMP; and

         (b)  AMP's Associates;

         together hold less than 35% of the issued Units in the Trust.

5.3 Omega indemnifies and will keep indemnified AMP against all losses, damages, costs and expenses suffered or sustained by AMP at any time arising from any breach by Omega of this clause 5.

5.4 The obligations under clause 5.1 (c) will be suspended if AMP or any Related Body Corporate of AMP engages, directly or indirectly, in the business of financing aged care facilities in Australia by the acquisition of the facility using the same or similar techniques used by Omega, where the business engaged in by AMP or any Related Body Corporate of AMP:

         (i) is in Direct Competition with the Trusts' aged care businesses in Australia; and

         (ii) has a Material Adverse Effect on the Trusts' aged care businesses in Australia.

         At the time that AMP or the Related Body Corporate of AMP which engages in such competing business ceases to engage in that competing business, the obligations under clause 5.1(c) will again bind Omega.

5.5 'MATERIAL ADVERSE EFFECT' in this clause 5 includes where the total aged care real property assets in the competing business are in excess of $30 million.

5.6 'DIRECT COMPETITION' in this clause 5 will be taken to be have occurred where the competing business competes with the Trusts in any Australian state or territories where the Trusts have more than 15% of their Australian aged care real property assets.

5.7 'TRUSTS' in this clause 5 means the Trust and the PHF2 Trust and any corporation or trust which the Trust and the PHF2 Trust together, whether directly or indirectly, control.

6        STAMP DUTY

         The Trustee is responsible for payment of any stamp duty or like tax (including any penalties) (`DUTY') payable in respect of this deed and the Trustee indemnifies and will keep indemnified AMP in respect of that Duty.

7        CAPACITY OF TRUSTEE AND SUB-TRUST TRUSTEE

7.1 The Trustee and the Sub-trust Trustee enter into this deed only in their capacity as trustee of the Trust and the Sub-trust respectively and in no other capacity. A liability arising under or in connection with this deed is limited to and can be enforced against the Trustee or the Sub-trust Trustee only to the extent to which it can be satisfied out of property of the relevant trust out of which the relevant trustee is actually indemnified for the liability. This limitation of the Trustee's and Sub-trust Trustee's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Trustee and Sub-trust Trustee in any way connected with any representation, warranty, conduct, omission, deed or transaction related to this deed.

7.2 Despite anything in this CLAUSE 7, the Trustee and Sub-trust Trustee are liable and are not released to the extent that a liability under this deed arises out of the Trustee's or Sub-trust Trustee's own fraud, negligence, wilful default, breach of trust or breach of duty which disentitles it from an indemnity out of the assets of the Trust or Sub-trust by subrogation or otherwise.

8        NOTICE

NOTICE IN WRITING

8.1 A party giving notice or notifying under this deed must do so in writing:

         (a) directed to the recipient's address set out in SCHEDULE 1, as varied by any notice; and

         (b) hand delivered or sent by prepaid post or facsimile to that address.

RECEIPT OF NOTICE

8.2      A notice given in accordance with CLAUSE 8.1 is taken to be received:

         (a)  if hand delivered, on delivery;

         (b) if sent by prepaid post, two business days after the date of posting; or

         (c) if sent by facsimile, when the sender's facsimile system generates a message confirming successful transmission of the total number of pages of the notice unless, within eight business hours after that transmission, the recipient informs the sender that it has not received the entire notice.

9        SEVERABILITY

         Part or all of any provision of this deed that is illegal or unenforceable may be severed from this deed and the remaining provisions of this deed continue in force.

10       COUNTERPARTS

         This deed may be executed in any number of counterparts.

11       ENTIRE AGREEMENT

         This deed:

         (a) constitutes the entire agreement between the parties as to its subject matter; and

         (b) in relation to that subject matter, supersedes any prior understanding or agreement between the parties and any prior condition, warranty, indemnity or representation imposed, given or made by a party.

12       GOVERNING LAW AND JURISDICTION

12.1     This deed is governed by the law applicable in New South Wales.

12.2 Each party submits to the non-exclusive jurisdiction of the courts of New South Wales.

13       INTERPRETATION

         In this deed, unless the contrary intention appears:

         (a) headings are for ease of reference only and do not affect the meaning of this deed;

         (b) the singular includes the plural and vice versa and words importing a gender include other genders;

         (c) other grammatical forms of defined words or expressions have corresponding meanings;

         (d) a reference to a clause, paragraph, schedule or annexure is a reference to a clause or paragraph of or schedule or annexure to this deed and a reference to this deed includes any schedules and annexures;

         (e) a reference to a document or agreement, including this deed, includes a reference to that document or agreement as novated, altered or replaced from time to time;

         (f) a reference to a right or obligation of any two or more persons confers that right or imposes that obligation as the case may be jointly and severally;

         (g) a reference to any party to this deed or any other agreement or document or to any other body or person referred to in this deed includes that party body or person's successors or permitted assigns;

         (h) a reference to `A$', `$A', `dollar' or `$' is a reference to Australian currency;

         (i) a reference to a specific time for the performance of an obligation is a reference to that time in the State, Territory or other place where that obligation is to be performed;

         (j) words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies; and

         (k) a reference to any legislation or statutory instrument or regulation is construed in accordance with the Acts Interpretation Act 1901 (Cth) or the equivalent State legislation, as applicable.

EXECUTED as an deed

Signed, sealed and delivered by the
attorney of PHF NO.1 MANAGEMENT PTY LIMITED
under power of attorney registered Book
           No         in the presence of:


-------------------------------             ------------------------------------
Signature of witness                        Signature of attorney


-------------------------------             ------------------------------------
Name of witness (print)                     Name of attorney (print)


Signed, sealed and delivered by the
attorney of PHF NO.3 MANAGEMENT PTY LIMITED
under power of attorney registered Book
             No              in the
presence of:


-------------------------------             ------------------------------------
Signature of witness                        Signature of attorney


-------------------------------             ------------------------------------
Name of witness (print)                     Name of attorney (print)


Signed, sealed and delivered by the
attorney of PRINCIPAL HEALTHCARE FINANCE PTY
LIMITED under power of attorney registered Book
              No              in
the presence of:


-------------------------------             ------------------------------------
Signature of witness                        Signature of attorney


-------------------------------             ------------------------------------
Name of witness (print)                     Name of attorney (print)

Signed, sealed and delivered by the
attorney of OMEGA WORLDWIDE, INC. under
power of attorney registered Book
              No              in the
presence of:


-------------------------------             ------------------------------------
Signature of witness                        Signature of attorney


-------------------------------             ------------------------------------
Name of witness (print)                     Name of attorney (print)



SIGNED, SEALED AND DELIVERED by                )
                                               )
and                                            )
as joint attorneys for AMP LIFE                )
LIMITED                                        )
under power of attorney                        )
     dated                                     )
registered book     no.                        )
in the presence of:                            )



-------------------------------             ------------------------------------
Witness                                     Attorney


-------------------------------             ------------------------------------
Witness                                     Attorney


By executing this deed the attorneys state that they have not received notice of revocation of the power of attorney

                                   SCHEDULE 1

                                     NOTICES
                                  (CLAUSE 5.1)

PHF NO.1 MANAGEMENT PTY LIMITED, PHF NO.3 MANAGEMENT PTY LIMITED, PRINCIPAL HEALTHCARE FINANCE PTY LIMITED

Address:          Suite 1601, 227 Elizabeth Street, Sydney, NSW, 2000

Facsimile:        61 2 9267 0955

Attention:        K.W. Moss


CC: PHILLIPS FOX

Address:          255 Elizabeth Street, Sydney, NSW, 2000

Facsimile:        61 2 9283 4144

Attention:        R.W. Tobias/W.G. Chapman


OMEGA WORLDWIDE, INC.

Address: 900 Victors Way, Suite 345, Ann Arbor, Michigan, 48108, United States of America

Facsimile:        1 734 887 0301


CC: OMEGA (UK) LIMITED

Address:          145 Cannon Street, London, EC4N, 5BP

Facsimile:        44 171 929 3555

Attention:        James P. Flaherty/John Storey


AMP LIFE LIMITED

Address:          Property Asset Manager No.1 Fund
                  AMP Asset Management Australia Limited

                                       16
                  Level 21, 33 Alfred Street Sydney 2000

Facsimile:        61 2 9257 9367

                                   SCHEDULE 2

                              SUB-TRUST WARRANTIES
                                  (CLAUSE 4.2)

WARRANTY 1
(Capacity of Warrantors)

1.1 The Sub-trust Trustee has the power to enter into and perform this deed and the deed constitutes a legal, valid and binding obligation on the Sub-trust Trustee enforceable in accordance with its terms.

WARRANTY 2
(The Sub-trust and Sub-trust Trustee)

2.1      The Sub-trust Trustee:

            (a) has full corporate power to own its properties, assets and business and to carry on its business as now conducted; and

            (b)   has good and marketable title to the Property.

2.2 No meeting has been convened, resolution proposed, petition presented or order made for the winding up of the Sub-trust Trustee or the Trust and no receiver, receiver and manager, provisional liquidator, liquidator or other officer of the court has been appointed or threatened to be appointed in relation to the Trustee or the Trust any part of its undertaking or assets.

WARRANTY 3
(Units)

3.1 The units held by the Trustee prior to the issue of units contemplated by this deed comprise 50% of the issued units in the Sub-trust, are fully paid and were properly issued.

3.2      There are no:

         (a)  options or other entitlements:

              (i)  over any units in the Sub-trust; or

              (ii) to have units in the Sub-trust issued; or

         (b)  securities convertible into units in the Sub-trust.

                                       18
WARRANTY 4
(Financial statements)

4.       So far as the Sub-trust trustee is aware the Accounts:

         (a) disclose a true and fair view of the assets and liabilities, which have arisen since 19 June 1998 , of the Sub-trust as at the Accounts Date and of the income, expenses and results of operations of the Sub-trust for the financial year ended on the Accounts Date;

         (b) contain proper and adequate provision for and full disclosure of all liabilities, whether actual, contingent or otherwise, of the Sub-trust as at the Accounts Date which have arisen since 19 June 1998; and


         (c) are not affected by any unusual, extraordinary, exceptional or non-recurring items which have arisen since 19 June 1998.

WARRANTY 5
(Liabilities)

5.1 The Sub-trust Trustee has not given any guarantees, indemnities or letters of comfort in respect of the obligations of any person since 19 June 1998.

5.2 The Sub-trust Trustee has not, since 19 June 1998 granted or created any mortgage, charge, debenture, lien, finance lease or other encumbrance except as disclosed in SCHEDULE 4.

5.3 The Trust does not have any material commitments or unusual or actual or contingent liabilities which have arisen since 19 June 1998 except as disclosed in SCHEDULE 4.

WARRANTY 6
(No changes since Accounts Date)

6.       Since the Accounts Date:

         (a) there has been no material adverse change in the assets, liabilities, turnover, earnings, financial condition, trading position or prospects of the Sub-trust;

         (b) no distribution of capital or income has been declared, made, paid or determined to be payable in respect of units in the Sub-trust whether of cash, specific assets or otherwise;

         (c) the Sub-trust Trustee has carried on the Business in the ordinary and usual course and has not entered into any contracts or arrangements other than in the ordinary course of carrying on the Business;

         (d) the Sub-trust Trustee has not incurred or undertaken any actual or contingent liabilities or taxation or obligations, including Taxation, except in the ordinary course of business since 19 June 1998;

         (e) the Sub-trust Trustee has not acquired or disposed of or dealt with any assets nor has it entered into any agreement or option to acquire or dispose of any assets other than in the normal course of business for full market value since 19 June 1998;

         (f) except in the ordinary course of business, the Sub-trust Trustee has not borrowed money since 19 June 1998;

         (g) no resolutions have been passed by the Unitholder or directors of the Sub-trust Trustee as trustee of the Sub-trust except in the ordinary course of business of the Sub-trust and those necessary to give effect to this deed.

WARRANTY 7
(Records)

7.       The Records of the Sub-trust:

         (a) are in the possession of the Sub-trust Trustee or under its control;

         (b) have been fully, properly and accurately kept and maintained and are up to date in all material respects;

         (c) accurately record the material details of all of the material transactions, finances, assets and liabilities of the Sub-trust; and

         (d) as far as necessary, have been prepared in accordance with the requirements of the Corporations Law and the Accounting Standards.

WARRANTY 8
(Debts)

8. So far as the Sub-trust Trustee is aware all debts owed to the Sub-trust at Completion other than any debts owed to the Sub-trust as at 19 June 1998, less the amount of any relevant provision for bad and doubtful debts made on a basis consistent with the provision for bad and doubtful debts in the Accounts, will be good and fully collectable in the ordinary course of business within 3 months after the date on which the relevant invoice was first rendered.

WARRANTY 9
(Taxation)

9.1 The Sub-trust and the Sub-trust Trustee have paid, or the Accounts fully provide for, all Taxes which the Sub-trust or the Sub-trust Trustee are or may become liable to pay for the period from 19 June 1998 up to and including the Accounts Date.

9.2 The only liabilities for Tax of the Sub-trust and the Sub-trust Trustee arising in respect of the period after the Accounts Date and ending on the Subscription Date will be liabilities arising out of the normal business and trading activities of the Sub-trust.

9.3 All Tax information required by law (including but not limited to records, returns, elections and notices) to be lodged or kept by the Sub-trust and the Sub-trust Trustee in respect of any period after 19 June 1998 have been lodged with the appropriate authorities or kept as required.

9.4 The Sub-trust and the Sub-trust Trustee are not involved in any audit of any tax returns or any dispute with any Taxation authority responsible for the assessment and collection of Tax and the Sub-trust Trustee is not aware of any circumstances which may give rise to such an audit or dispute.

9.5 The Sub-trust and the Sub-trust Trustee have maintained since 19 June 1998 sufficient and accurate records and all other information required to support all Tax information which has been or may be lodged with any Taxation authority

9.6 Any stamp duty or other taxes of a similar nature payable on all documents and transactions to which the Sub-trust or the Sub-trust Trustee became a party since 19 June 1998 or that the Sub-trust or the Sub-trust Trustee has an interest in enforcing which was entered into since 19 June 1998, has been paid to the full amount required in all applicable jurisdictions.

9.7 Since 19 June 1998 the Sub-trust and the Sub-trust Trustee have lodged or supplied all information regarding Taxes as and when requested by a Taxation authority.

WARRANTY 11
(Properties and property leases)

11.1 The Property described in SCHEDULE 5 comprises all the land and buildings owned by the Sub-trust.

11.2 The Lessee of the Property has duly and punctually performed in all material respects and is not in breach of any material covenants or conditions of any lease, licence or other occupational arrangement (`LEASE') granted to it by the Sub-trust Trustee and the Sub-trust Trustee is not aware of any circumstances which exist which may cause any Lease to be terminated.

11.3 There is no current dispute, litigation or threatened litigation of which the Sub-trust Trustee is aware in respect of:

         (a)  the Lease;

         (b)  the Sub-trust Trustee's title to the Property;

         (c)  the use of the Property; or

         (d) boundary walls or fences or with respect to any easement, right and means of access to the Property.

WARRANTY 12
(Insurance)

12.1 Each contract under which the Sub-trust Trustee is an insured party (`INSURANCE CONTRACTS') is in force and there is no fact or circumstance known to the Sub-trust Trustee which would lead to any of them being terminated or ceasing to have effect.

12.2     Under the Insurance Contracts:

         (a) all of the property and assets of the Sub-trust of an insurable nature are insured in amounts representing their full replacement or reinstatement value against fire and other risks normally insured against; and

         (b) the Sub-trust Trustee is adequately insured for such amounts as would be maintained in accordance with prudent business practice in respect of all risks, whether in relation to damage to property, personal injury, public liability, product liability, workers' compensation, business interruption insurance or otherwise.

12.3 There are no outstanding claims under or insurance premiums payable under the Insurance Contracts.

WARRANTY 13
(Intellectual property rights)

13.1 The Sub-trust does not use or require in the Business any material Intellectual Property Rights other than those disclosed in writing to AMP.

13.2 The Sub-trust Trustee has not infringed the Intellectual Property Rights of any other person in the course of operating the Business.

13.3 The Sub-trust Trustee is not aware of any allegation or basis on which an allegation could be made that the Sub-trust has infringed any material Intellectual Property Rights of any person or on which the validity or effectiveness of the Intellectual Property Rights owned by the Sub-trust may be challenged.

WARRANTY 14
(Employees and superannuation)

14       The Sub-trust does not employ any employee.

WARRANTY 15
(Contracts)

15.1 The Sub-trust Trustee has disclosed all material contracts, agreements and arrangements to which the Sub-trust Trustee is a party.

15.2 The Sub-trust Trustee has since 19 June 1998 duly performed and observed all its obligations, and the other parties have duly performed and observed all their obligations, under all material contracts, arrangements or understandings to which the Sub-trust Trustee is a party.

WARRANTY 16
(Compliance with applicable laws)

16.1 The Business is and has since 19 June 1998 been conducted in accordance with all applicable laws, does not contravene any laws and no allegation of any contravention of any applicable laws is known to any of the Sub-trust Warrantors.

16.2 So far as the Sub-trust Trustee is aware the Sub-trust Trustee holds all statutory licences, consents, registrations, approvals, permits and authorisations necessary for the carrying on of the Business. So far as the Sub-trust Trustee is aware, there is no fact or matter which might prejudice the continuance or renewal, or result in the revocation or variation in any material respect, of any such licences, consents, registrations, approvals, permits and other authorisations.

WARRANTY 17
(Litigation)

17.1 The Sub-trust Trustee is not involved in, or has been threatened with, any claim, litigation, prosecution or arbitration in any court, tribunal or otherwise and there are no facts or circumstances known to the Sub-trust Trustee likely to give rise to any such litigation or arbitration in relation to an event occurring after 19 June 1998.

17.2 There are no unsatisfied judgments, awards, claims or demands against the Sub-trust Trustee of which it is aware.

17.3 The Sub-trust Trustee is not aware that it is being investigated for any breach or alleged breach of the law.

WARRANTY 19
(Subsidiaries and Sub-trusts)

19       The Sub-trust:

         (a) neither holds nor beneficially owns shares, units, or other securities in the capital of another company or trust;

         (b) has not agreed to buy any securities in any other Australian or overseas company or trust; or

         (c) is not and has not agreed to become a member of any partnership, unincorporated association, joint venture or consortium.

WARRANTY 20
(Accuracy of disclosed information)

20.1 So far as the Sub-trust Warrantors are aware, all information other than any forecast which the Sub-trust Warrantors or their advisers have given to AMP or its advisers relating to the Business, activities, affairs, assets and liabilities of the Sub-trust, as well as the facts in the recitals and schedules was when given and is now complete and accurate in all material respects.

20.2 All information which is known to the Sub-trust Warrantors relating to the units in the Sub-trust the business or otherwise the subject matter of this deed and which is material to a subscriber for units in the Trust has been disclosed in writing to AMP other than matters of an industry nature or which are in the public domain.

WARRANTY 21
(Due Diligence Reports)

21.1 AMP has been provided with the reports of Phillips Fox, Ernst & Young and the Warrantors' other professional advisers referred to in SCHEDULE 4 (`DUE DILIGENCE REPORTS').

21.2 The Sub-trust Warrantors have not received any notice of any material adverse change to the matters referred to in the Due Diligence Reports since the dates of the Due Diligence Reports.

                                   SCHEDULE 3

                                TRUST WARRANTIES
                                  (CLAUSE 4.2)

WARRANTY 1
(Capacity of Warrantors)

1.1 The Trustee has the power to enter into and perform this deed and the deed constitutes a legal, valid and binding obligation on the Trustee enforceable in accordance with its terms.

WARRANTY 2
(The Trust and the Trustee)

2.1      The Trustee:

         (a) has full corporate power to own its properties, assets and business and to carry on its business as now conducted; and

         (a)  has good and marketable title to 2,937,500 units in the Sub-trust.

2.2 No meeting has been convened, resolution proposed, petition presented or order made for the winding up of The Trustee or the Trust and no receiver, receiver and manager, provisional liquidator, liquidator or other officer of the court has been appointed or threatened to be appointed in relation to the Trustee or the Trust any part of its undertaking or assets.

WARRANTY 3
(Units)

3.1 Prior to the issue of units contemplated by this deed the units in the Trust, are fully paid and were properly issued and are held as follows:

         (a)  Unitholder 2,937,500

         (b)  Omega Healthcare Investors, Inc. 500,000

3.2      There are no:

         (a)  options or other entitlements:

              (i)  over any units in the Trust; or

              (ii) to have units in the Trust issued; or

         (b)  securities convertible into units in the Trust.

WARRANTY 4
(Financial position)

4. The only activities carried on by the Trust since it was created are:

         (a)  the issue of 2,937,500 units to the Unitholder;

         (b) the acquisition of 2,500,010 units in the Sub-trust by subscription;

         (c)  the issue of 500,000 units to Omega Healthcare Investors, Inc.

WARRANTY 5
(Liabilities)

5.1 The Trustee has not, as trustee of the Trust, given any guarantees, indemnities or letters of comfort in respect of the obligations of any person.

5.2 The Trustee has not, as trustee of the Trust, granted or created any mortgage, charge, debenture, lien, finance lease or other encumbrance except as disclosed in SCHEDULE 4.

5.3 The Trust does not have any material commitments or unusual or actual or contingent liabilities except as disclosed in SCHEDULE 4.

WARRANTY 6
(No changes)

6.       Since the Trust was created:

         (a) no distribution of capital or income has been declared, made, paid or determined to be payable in respect of units in the Trust whether of cash, specific assets or otherwise;

         (b) the Trustee has carried on the Business in the ordinary and usual course and has not entered into any contracts or arrangements other than in the ordinary course of carrying on the Business;

         (c) no resolutions have been passed by the Unitholder or directors of the Trustee, as trustee of the Trust, except as listed in SCHEDULE 4 and those necessary to give effect to this deed.

WARRANTY 7
(Records)

7.       The Records of the Trust:

         (a)  are in the possession of the Trustee or under its control;

         (b) have been fully, properly and accurately kept and maintained and are up to date in all material respects;

         (c) accurately record the material details of all of the material transactions, finances, assets and liabilities of the Trust; and

         (d) as far as necessary, have been prepared in accordance with the requirements of the Corporations Law and the Accounting Standards.

WARRANTY 8
(Litigation)

8.1 The Trustee, as trustee of the Trust, is not involved in, or has been threatened with, any claim, litigation, prosecution or arbitration in any court, tribunal or otherwise and there are no facts or circumstances of which the Trustee is aware likely to give rise to any such litigation or arbitration.

8.2 There are no unsatisfied judgments, awards, claims or demands against the Trustee as trustee of the Trust.

8.3 The Trustee is not being investigated for any breach or alleged breach of the law in connection with the Trust.

WARRANTY 9
(Taxation)

9.1 The Trust and the Trustee have paid, or the accounts of the trust provide for, all Taxes which the Trust or the Trustee are or may become liable to pay for the period from the establishment of the Trust up to and including the Subscription Date.

9.2 All Tax information required by law (including but not limited to records, returns, elections and notices) to be lodged or kept by the Trust and the Trustee in respect of any period after the establishment of the Trust have been lodged with the appropriate authorities or kept as required.

9.3 The Trust and the Trustee are not involved in any audit of any tax returns or any dispute with any Taxation authority responsible for the assessment and collection of Tax and the Trustee is not aware of any circumstances which may give rise to such an audit or dispute.

9.4 The Trust and the Trustee have maintained since the establishment of the Trust sufficient and accurate records and all other information required to support all Tax information which has been or may be lodged with any Taxation authority

9.5 Any stamp duty or other taxes of a similar nature payable on all documents and transactions to which the Trust or the Trustee is a party or that the Trust or the Trustee has an interest in enforcing other than the FAI Redemption and Subscription Agreement has been paid to the full amount required in all applicable jurisdictions.

9.6 Since the establishment of the Trust, the Trust and the Trustee have lodged or supplied all information regarding Taxes as and when requested by a Taxation authority.

WARRANTY 10
(Employees and superannuation)

10       The Trust does not employ any employee.

WARRANTY 11
(Subsidiaries and Sub-trusts)

11       Except for the units held by it in the Sub-trust, the Trust:

         (a) neither holds nor beneficially owns shares, units, or other securities in the capital of another company or trust;

         (b) has not agreed to buy any securities in any other Australian or overseas company or trust; or

         (c) is not and has not agreed to become a member of any partnership, unincorporated association, joint venture or consortium.

WARRANTY 12
(Accuracy of disclosed information)

12.1 So far as the Warrantors are aware, all information other than any forecast which the Warrantors or their advisers have given to AMP or its advisers relating to the Business, activities, affairs, assets and liabilities of the Trust, as well as the facts in the recitals and schedules was when given and is now complete and accurate in all material respects.

12.2 All information which is known to the Warrantors relating to the units in the Trust the business or otherwise the subject matter of this deed and which is material to a subscriber for units in the Trust has been disclosed in writing to AMP other than matters of an industry nature or which are in the public domain.

WARRANTY 13
(Due Diligence Reports)

13.1 AMP has been provided with the reports of Phillips Fox, Ernst & Young and the Warrantors' other professional advisers referred to in SCHEDULE 4 (`DUE DILIGENCE REPORTS').

13.2 The Sub-trust Warrantors have not received any notice of any material adverse change to the matters referred to in the Due Diligence Reports since the dates of the Due Diligence Reports.

                                   SCHEDULE 4

                         DISCLOSURES AGAINST WARRANTIES
                         (CLAUSES 4.3, 4.4 AND 4.10(D))

TRUST WARRANTIES AND SUB-TRUST WARRANTIES (SCHEDULES 2 AND 3) - GENERAL
DISCLOSURE
The agreements, liabilities and obligations assumed by the Trustee as trustee of the Trust and Sub-trust Trustee as trustee of the Sub-trust pursuant to the following documents which comprise the Principal Transaction Documents from the Omega/Moran/FAI/Premier Care transaction closed on 19 June 1998 (PHASE 1) and the Omega/Moran transaction closed on 12 November 1998 (PHASE 2). They were delivered to AMP (attention: Greg Fernance) on 22 March 1999:

PHASE 1
Volume 1
1.       ACQUISITION STRUCTURE
2.       OMEGA (AUSTRALIA) PTY LIMITED
         - Certificate of Incorporation
         - Memorandum and Articles of Association
         - Minutes of Meeting Appointing Current Directors
3.       PHF NO.1 PTY LIMITED
         - Certificate of Incorporation
         - Memorandum and Articles of Association
         - Minutes of Meeting Appointing Current Directors
4.       PHF NO.2 PTY LIMITED
         - Certificate of Incorporation
         - Memorandum and Articles of Association
         - Minutes of Meeting Appointing Current Directors
5.       PRINCIPAL HEALTHCARE FINANCE PTY LIMITED
         - Certificate of Incorporation
         - Memorandum and Articles of Association
         - Minutes of Meeting Appointing Current Directors
6.       TRUST DEEDS
         - Principal Healthcare Finance Trust (Formerly Assisted Living Unit Trust) Trust Deed and 19 June 1998 Trust Determination
         - Principal Healthcare Finance Unit Trust No.1 Trust Deed
         - Principal Healthcare Finance Unit Trust No.2 Trust Deed
         - Principal Healthcare Finance Unit Trust No.3 Trust Deed
         - Principal Healthcare Finance Unit Trust No.4 Trust Deed
7.       DUTCH BV LOAN DOCUMENTS

         - Beheer en Beleggingsmaatschappij Dilava BV
         - Beheer en Beleggingsmaatschappij Rocla BV
8.       DUTCH BV SHAREHOLDERS RESOLUTIONS
         - Beheer en Beleggingsmaatschappij Dilava BV
         - Beheer en Beleggingsmaatschappij Rocla BV
9.       ABN FACILITY CHEQUES
Volume 2
10.      LEASE
         Dated 19 June 1998
11.      LEASE GUARANTEE
         Dated 19 June 1998
12.      MORTGAGE OF SHARES - MORAN
         Dated 19 June 1998
13.      MORTGAGE OF UNITS - MORAN
         Dated 19 June 1998
14.      DEED OF FIXED AND FLOATING CHARGE - MORAN
         Dated 19 June 1998
15.      RELATIONSHIP AGREEMENT
         Dated 19 June 1998
16.      ASSUMPTION AGREEMENT
         Dated 19 June 1998
17.      CAPITAL CONTRIBUTION AGREEMENT
         Dated 19 June 1998
18.      BILL FACILITY AGREEMENT
         Dated 19 June 1998
19.      TRIPARTITE AGREEMENT
         Dated 19 June 1998
20.      DEED OF GUARANTEE AND INDEMNITY
         Dated 19 June 1998
21.      MORTGAGE OF DEPOSIT - PREMIER CARE
         Dated 19 June 1998
22.      MORTGAGE OF DEPOSIT - OMEGA WORLDWIDE
         Dated 19 June 1998
23.      MORTGAGE - PREMIER CARE/ABN
         Dated 19 June 1998
24.      DEBENTURE STOCK TRUST DEED
         Dated 17 June 1998

25.      STOCK CERTIFICATE
26.      ACCEPTANCE OF APPLICATION FOR STOCK CERTIFICATE
27.      BILL - $35,000,000.
         Dated 19 June 1998
28.      BILL - $15,000,000.
         Dated 19 June 1998
Volume 3
29.      REDEMPTION and SUBSCRIPTION AGREEMENT
         Dated 19 June 1998
30.      PROCUREMENT AGREEMENT
         Dated 19 June 1998
31.      DEED OF RELEASE -
         Dated 19 June 1998
         - HKBA & Premier Care
32.      NURSING HOME LICENCES
         - NSW
33.      POWERS OF ATTORNEY
         - Omega Worldwide Inc.
         - Tanoa Pty Limited
         - Mindra Pty Limited
         - PHF No.1 Pty Limited
         - PHF No.2 Pty Limited
         - Dilava
         - Rocla
         - Premier Care Australia Pty Limited (Debenture Stock Documents)
         - Premier Care Australia Pty Limited (ABN Documents)
         - FAI/Premier Care/Premier Care Australia (Holdings) Pty Limited (RSA/Procure Agreement)
         - Premier Care Australia Pty Limited (Post Completion)
         - Premier Care Australia Pty Limited (ALU Leases)
         - Moran Health Care Pty Limited/Moran Health Care Australia Pty Limited/Moran Family
34.      MINUTES - Directors Meetings for Transaction Documents
         - Premier Care Australia Pty Limited
         - Tanoa Pty Limited
         - Mindra Pty Limited

PHASE 2
Volume 1
2        ACQUISITION STRUCTURE
3        LAND SALE CONTRACT - NSW/QLD/WA
         Dated 12 November 1998
3        LAND SALE CONTRACT - VIC
         Dated 12 November 1998
5        OFFER TO SELL AGED CARE PLACES - NSW/QLD/WA
         Dated 12 November 1998
6        STATUTORY DECLARATIONS RE OFFER TO SELL - NSW/QLD/WA
7        OFFER TO SELL AGED CARE PLACES - VIC
         Dated 12 November 1998
8        STATUTORY DECLARATIONS RE OFFER TO SELL - VIC
9        RELATIONSHIP AGREEMENT
         Dated 12 November 1998
10       CAPITAL CONTRIBUTION AGREEMENT
         Dated 12 November 1998
Volume 2
11       LEASE - NSW/QLD/WA
         Dated 12 November 1998

12       LEASE COVER SHEETS - NSW/QLD/WA
13 AGREEMENT FOR LEASE - VIC (INCORPORATING LEASE-VIC TO BE SIGNED) Dated 12 November 1998
14       LEASE GUARANTEE - NSW/QLD/WA
         Dated 12 November 1998
15       LEASE GUARANTEE - VIC
         Dated 12 November 1998
16       VARIATION OF MORTGAGE OF UNITS Dated 12 November 1998
17       IRREVOCABLE DIRECTION - MORTGAGE OF UNITS Dated 12 November 1998
18       MORAN UNIT TRUST - UNIT CERTIFICATE
19       VARIATION OF CHARGE

         Dated 12 November 1998
20       PENDER BROS. MORTGAGE
         Dated 12 November 1998
21       PENDER BROS. CHARGE
         Dated 12 November 1998
22       PENDER BROS. GUARANTEE AND INDEMNITY
         Dated 12 November 1998

Volume 3
23       NURSING HOME LICENCES
         NSW
         WA
24       POWERS OF ATTORNEY
         Principal Healthcare Finance Pty Limited (General)
         Principal Healthcare Finance Pty Limited (Debenture Stock Documents) Omega Worldwide Inc.
         PHF No.1 Pty Limited
         Tanoa Pty Limited
25       MINUTES - DIRECTORS MEETINGS FOR TRANSACTION DOCUMENTS
         Principal Healthcare Finance Pty Limited
         Tanoa Pty Limited
         PHF No.1 Pty Limited
26        OMEGA INDEMNITY
29        BLAKE DAWSON WALDRON TAX ADVICE
30       WAREHOUSE FACILITY AGREEMENT
         Dated 12 November 1998
31       TRIPARTITE AGREEMENT
         Dated 12 November 1998
32       DEED OF GUARANTEE AND INDEMNITY Dated 12 November 1998
33       DEBENTURE STOCK TRUST DEED (ONGOING ASSETS)
         Dated 11 November 1998
34       STOCK CERTIFICATE DOCUMENTS
         Dated 12 November 1998
35       REAL PROPERTY MORTGAGE (NSW)
         Dated 12 November 1998

36       REAL PROPERTY MORTGAGE (QLD)
         Dated 12 November 1998
37       REAL PROPERTY MORTGAGE (WA)
         Dated 12 November 1998
38       FIXED & FLOATING CHARGE (QLD) Dated 12 November 1998
39       FIXED & FLOATING CHARGE (WA) Dated 12 November 1998
40       SYNDICATION SIDE LETTER
         Dated 12 November 1998
41       FEES SIDE LETTER
         Dated 12 November 1998
42       ABN AMRO SYNDICATION FEE LETTER Dated 12 November 1998
43       DRAWDOWN REQUEST
         Dated 12 November 1998

The matters disclosed in the due diligence reports of Phillips Fox (including supporting documentation held by Phillips Fox on which such reports were based), Ernst & Young and the Warrantor's other professional advisers prepared in relation to Phase 1 and Phase 2.

THE TRUSTEE OR THE SUB-TRUST TRUSTEE WILL HAVE A LIABILITY FOR STAMP DUTY IN RESPECT OF THE ISSUE OF 500,000 UNITS IN THE TRUST TO OMEGA HEALTHCARE INVESTORS, INC.

The assets acquired pursuant to the Phase 1 acquisition have been 100% financed by loans from ABN AMRO.

The disposal of the underlying property assets forming part of the Phase 1 acquisition may be subject to a substantial capital gains tax liability. The liability will depend upon the price for which the relevant properties are sold. Based on the capital gains tax cost base of the assets and the valuation at the time of Phase 1 acquisition the capital gains tax liability is estimated to be in the region of $20,000,000.


SUB-TRUST WARRANTIES (SCHEDULE 2) -SPECIFIC DISCLOSURE
1        Warranty 5.3
1.1 THE SUB-TRUST TRUSTEE HAS AGREED TO CONSIDER A DISTRIBUTION OF INCOME AND CAPITAL TO PREMIER CARE AUSTRALIA (HOLDINGS) PTY LIMITED AND FAI INSURANCES LIMITED RELATING TO THE

         ACQUISITION OF UNITS IN THE SUB-TRUST BY THE TRUSTEE. THE AMOUNT WILL NOT EXCEED THE AMOUNT OTHERWISE PAYABLE TO MORAN HEALTH CARE AUSTRALIA PTY LIMITED PURSUANT TO THE MORAN PHASE 1 RELATIONSHIP AGREEMENT. THIS WILL REQUIRE AN AMENDMENT TO THE SUB-TRUST DEED.
1.2 THE SUB-TRUST TRUSTEE IS THE RECIPIENT OF A LOAN OF A$24,000,000 ON 12 NOVEMBER 1998 FROM OMEGA HEALTHCARE INVESTORS, INC. ON 31 DECEMBER 1998 THIS LOAN WAS REPLACED BY A LOAN OF THE SAME AMOUNT FROM OMEGA WORLDWIDE, INC. AN AMOUNT OF APPROXIMATELY A$400,000 REMAINS OWING TO OMEGA WORLDWIDE, INC. AND OMEGA HEALTHCARE INVESTORS, INC. ALL LOANS TO OMEGA HEALTHCARE INVESTORS, INC. ARE TO BE DISCHARGED FROM THE CONSIDERATION AND ADVANCE OBTAINED FROM AMP.
2        Warranty 6(h)
2.1 THE DIRECTORS OF THE SUB-TRUST TRUSTEE HAVE PASSED THE FOLLOWING RESOLUTIONS SINCE THE ACCOUNTS DATE (30 NOVEMBER 1998):

                 (I) 2 DECEMBER 1998 - APPOINTING ROBERT TOBIAS AND WILLIAM CHAPMAN SIGNATORIES TO ACCOUNTS HELD BY THE SUB-TRUST TRUSTEE WITH ST GEORGE BANK LIMITED;

                 (II) 27 JANUARY 1999 - AMENDING THE DEFINITION OF "ACCOUNTING PERIOD" IN THE SUB-TRUST DEED;

                 (III) 24 FEBRUARY 1999 - AUTHORISING THE EXECUTION OF A POWER OF ATTORNEY IN FAVOUR OF ROBERT TOBIAS, WILLIAM CHAPMAN AND VIRGINIA BRIGGS FOR THE EXECUTION OF LEASES AND PARTIAL SURRENDERS OF LEASE BETWEEN THE SUB-TRUST TRUSTEE AS LESSOR AND MORAN HEALTH CARE (AUSTRALIA) PTY LIMITED, ACN 082 466 457 AS LESSEE; AND

(IV) (TO BE PASSED IMMEDIATELY PRIOR TO THE EXECUTION OF THIS DEED) - APPOINTING AMP NOMINATED DIRECTORS TO THE BOARD OF THE SUB-TRUST TRUSTEE FROM THE TIME OF RECEIPT OF THE CONSIDERATION; RECEIVING LOANS FROM PHF NO.1 PTY LIMITED IN THE AMOUNT OF $19,189,256.67; REPAYING A LOAN FROM OMEGA WORLDWIDE, INC. IN THE AMOUNT OF $19,189,256.67.

2.2 THE UNITHOLDERS OF THE SUB-TRUST HAVE PASSED THE FOLLOWING RESOLUTION SINCE THE ACCOUNTS DATE (30 NOVEMBER 1998):

                 (I) 27 JANUARY 1999 - APPROVING THE AMENDMENT OF THE DEFINITION OF "ACCOUNTING PERIOD" IN THE SUB-TRUST DEED.

3 WARRANTY 9.3

3.1 NO TAX RETURN FOR THE SUB-TRUST OR THE SUB-TRUST TRUSTEE FOR THE YEARS ENDED 30 JUNE 1998 OR 31 AUGUST 1998 HAS BEEN LODGED WITH THE AUSTRALIAN TAXATION OFFICE.
4        Warranty 15.1
4.1 SUB-TRUST TRUSTEE IS PARTY TO AN ADVISORY AGREEMENT DATED 30 NOVEMBER 1998 WITH OMEGA (AUSTRALIA) PTY LIMITED.
4.2 THE TRUSTEE IS A PARTY TO AN AGREEMENT DATED 29 MARCH 1999 WITH OMEGA (AUSTRALIA) PTY LIMITED RELATING TO THE USE OF THE NAMES "PRINCIPAL HEALTHCARE", "PRINCIPAL HEALTH CARE", "PRINCIPAL HEALTHCARE FINANCE", "PRINCIPAL HEALTH CARE FINANCE" AND "PHF".
4.3      SEE DISCLOSURE REGARDING WARRANTY 5.3.
TRUST WARRANTIES (SCHEDULE 3)

                                       38
5        Warranty 4 and 5.3
5.1 THE TRUSTEE IS PARTY TO AN ADVISORY AGREEMENT DATED 29 MARCH 1999 WITH OMEGA (AUSTRALIA) PTY LIMITED.
5.2 THE TRUSTEE IS A PARTY TO AN AGREEMENT DATED 29 MARCH 1999 WITH OMEGA (AUSTRALIA) PTY LIMITED RELATING TO THE USE OF THE NAMES "PRINCIPAL HEALTHCARE", "PRINCIPAL HEALTH CARE", "PRINCIPAL HEALTHCARE FINANCE", "PRINCIPAL HEALTH CARE FINANCE" AND "PHF".
6        Warranty 6 (c)
6.1 THE UNITHOLDERS AND TRUSTEES OF THE TRUST HAVE PASSED RESOLUTIONS TO THE FOLLOWING EFFECT:

                 (I) RESOLUTIONS REGARDING THE EXECUTION OF THE TRUST DEED AND THE SUBSCRIPTION FOR UNITS IN THE TRUST.

                 (II) 27 JANUARY 1999 - APPROVING THE AMENDMENT OF THE DEFINITION OF "ACCOUNTING PERIOD" IN THE TRUST DEED.

                 (III) THE PROVISIONS OF THE TRUST DEED HAVE BEEN AMENDED IN ACCORDANCE WITH THE AMENDMENT OF THE TRUST DEED.

6.2 THE TRUSTEE INTENDS TO PASS IMMEDIATELY PRIOR TO THE EXECUTION OF THIS DEED RESOLUTIONS TO APPROVE THE EXECUTION OF AN ADVISORY AGREEMENT WITH OMEGA (AUSTRALIA) PTY LIMITED; APPROVE THE ISSUE OF UNITS TO AMP PURSUANT TO THIS DEED; APPROVE THE MAKING OF A LOAN OF $7,499,980 TO PHF NO.1 PTY LIMITED (IN ITS CAPACITY AS TRUSTEE OF THE PHF2 TRUST); APPOINT AMP NOMINATED DIRECTORS TO THE BOARD OF THE TRUSTEE FROM THE TIME OF RECEIPT OF THE CONSIDERATION.
7        Warranty 9.3
7.1 NO TAX RETURN FOR THE TRUST OR THE TRUSTEE FOR THE YEARS ENDED 30 JUNE 1998 OR 31 AUGUST 1998 HAS BEEN LODGED WITH THE AUSTRALIAN TAXATION OFFICE.

NOTE: THE REFERENCE TO INDIVIDUAL WARRANTIES IN THIS SCHEDULE IS FOR CONVENIENCE ONLY AND ANY DISCLOSURE IN RESPECT OF A PARTICULAR WARRANTY MUST BE READ AS A DISCLOSURE IN RESPECT OF ANY OTHER WARRANTY WHICH IS RELEVANT TO THE SUBJECT MATTER OF THAT WARRANTY.

                                   SCHEDULE 5

                                   PROPERTIES

--------------------------------------- ------------------------------------- -------------------------------------
PROPERTY                                ADDRESS                               FOLIO IDENTIFIER
--------------------------------------- ------------------------------------- -------------------------------------
Annandale Nursing Home                  76 Johnstone Street, Annandale        Auto Consol 9867-46
                                        NSW  2038
--------------------------------------- ------------------------------------- -------------------------------------
Armon Nursing Home                      42 Croydon Street, Petersham  NSW     1/110079
                                        2049
--------------------------------------- ------------------------------------- -------------------------------------
Bathurst Nursing Home                   61 Boyd Street, Kelso  NSW  2795      11/806355
--------------------------------------- ------------------------------------- -------------------------------------
Berkeley Vale Retirement Village        8 Lorraine Avenue, Berkeley Vale,     Vol 8624 Folio 130
                                        NSW.
--------------------------------------- ------------------------------------- -------------------------------------
Bossley Park Nursing Home               52-64 Quarry Street, Bossley Park     8/713734
                                        NSW  2176
--------------------------------------- ------------------------------------- -------------------------------------
Canterbury District Nursing Home        20 Albert Street, Campsie  NSW  2194  1/549851
--------------------------------------- ------------------------------------- -------------------------------------
Cherrywood Grove Nursing Home &         152-170 Sieben Drive, Orange, NSW     27/837884
Retirement Village
--------------------------------------- ------------------------------------- -------------------------------------
Crest Nursing Home                      11 Johnstone Street, Annandale        1/913045 and 1/913044
                                        NSW  2038
--------------------------------------- ------------------------------------- -------------------------------------
Dubbo Nursing Home                      80 Muller Street, Dubbo  NSW  2830    12/592842
--------------------------------------- ------------------------------------- -------------------------------------
Edgewood Park Retirement Village &      Beach Road, Batemans Bay, NSW         Vol 8643 Folio 95
Nursing Home
--------------------------------------- ------------------------------------- -------------------------------------
Endeavour Retirement Village &          79 Hawkesbury Road, Springwood, NSW   Vol 8641 Folio 117
Nursing Home
--------------------------------------- ------------------------------------- -------------------------------------
Fernleigh Nursing Home                  8 Sherbrooke Road, West Ryde  NSW     4/201/757 and 1/201757
                                        2114
--------------------------------------- ------------------------------------- -------------------------------------
Glenmere Retirement Village & Nursing   Wahroonga Road, Kanwal, Wyong, NSW    Vol 8644 Folio 38
Home
--------------------------------------- ------------------------------------- -------------------------------------
Hillside Retirement Village             3 Violet Town Road, Mount Hutton,     Vol 8638 Folio 198
                                        NSW.
--------------------------------------- ------------------------------------- -------------------------------------
Killarney Vale Retirement Village &     Daniel Close, Killarney Vale,         22/794053; Vol 8641 Folio 95;
Nursing Home                            Wyong, NSW                            13/732182
--------------------------------------- ------------------------------------- -------------------------------------
Maitland Nursing Home                   Broughton Street, Rutherford  NSW     5/733509
                                        2320
--------------------------------------- ------------------------------------- -------------------------------------
Mudgee Nursing Home                     Dennison Street, Mudgee  NSW  2850    1/261314
--------------------------------------- ------------------------------------- -------------------------------------
Murwillumbah Nursing Home               Off North Arm Road, Murwillumbah      1/786640
                                        NSW  2484
--------------------------------------- ------------------------------------- -------------------------------------
Narrandera Nursing Home                 Chantilly Street, Narrendera  NSW      2/582847 and
--------------------------------------- ------------------------------------- -------------------------------------

--------------------------------------- ------------------------------------- -------------------------------------
                                        2700                                   308/257212
--------------------------------------- ------------------------------------- -------------------------------------
Norah Head Nursing Home                 63 Palomar Parade, Toukley  NSW        721/26247 and 509/26247
                                        2263
--------------------------------------- ------------------------------------- -------------------------------------
Oban Nursing Home                       23 Kangaroo Street, Raymond            2/37509, 3/37509, 4/37509,
                                        Terrace, NSW.                          5/37509, 6/37509, 16/37509;
                                                                               17/111509
--------------------------------------- ------------------------------------- -------------------------------------
Quakers Hill Nursing Home               35 Hambledon Road, Quakers Hill        10/860042
                                        NSW  2763
--------------------------------------- ------------------------------------- -------------------------------------
Seaside Retirement Village & Nursing    Garden Street, Warriewood, NSW.        51/SP22115
Home
--------------------------------------- ------------------------------------- -------------------------------------
Shoalhaven Nursing Home                 Brinawarr Street, Bomaderry NSW 2541   5/614886
--------------------------------------- ------------------------------------- -------------------------------------
Stanmore Nursing Home                   66 Cambridge Street, Stanmore  NSW     31/7/1
                                        2048
--------------------------------------- ------------------------------------- -------------------------------------
Terranora Valley Retirement Village &   Carramar Drive, Tweed Heads, NSW       Vol 8644 Folio 37; 11/736515
Nursing Home
--------------------------------------- ------------------------------------- -------------------------------------
Caloundra Nursing Home                  Lyon Street, Caloundra  QLD 4551       Title Reference 16565083
                                                                               RP 177466
--------------------------------------- ------------------------------------- -------------------------------------
Nambour Nursing Home                    9 Princess Crescent, Nambour QLD       Title Reference 16565083
                                        4560                                   RP 183823
--------------------------------------- ------------------------------------- -------------------------------------
Apple  Cross  Nursing Home              Riverway, Apple Cross  WA  6153        Vol. 1964, Fol. 640
--------------------------------------- ------------------------------------- -------------------------------------
Bunbury Nursing Home                    39 Hayes Street, Bunbury  WA 6230      Vol. 1534, Fol. 995
--------------------------------------- ------------------------------------- -------------------------------------
Geraldton Nursing Home                  20 Milford Street, Geraldton  WA       Vol. 1539, Fol. 329;
                                        6530                                   Vol. 1890, Fol. 506
--------------------------------------- ------------------------------------- -------------------------------------
Kalgoorlie Nursing Home                 Dugan Street, Kalgoorlie  WA  6430     Vol. 1597, Fol. 789
--------------------------------------- ------------------------------------- -------------------------------------
Narrogin Nursing Home                   52 Williams Road, Narrogin  WA 6312    Vol. 1634, Fol. 809
--------------------------------------- ------------------------------------- -------------------------------------
Murray River Nursing Home               Cnr Coolabah & Boundary Roads,         Vol. 1697, Fol. 190
                                        Dudley Park, Mandurah WA 6210
--------------------------------------- ------------------------------------- -------------------------------------
Armadale Nursing Centre                 21 Angelo Street, Armadale  WA 6112    Vol. 1951, Fol. 293
--------------------------------------- ------------------------------------- -------------------------------------

                                   ANNEXURE A

                         DEED OF AMENDMENT OF TRUST DEED

                    ----------------------------------------

                                SUBSCRIPTION DEED

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 2

                    ----------------------------------------











                                - PHILLIPS FOX -
                                    LAWYERS
                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
              Email: postmaster@sydney.PhillipsFox.com.au WWW site:
                         http://www.PhillipsFox.com.au
                               Ref: RWT 959248 JIM

DEED dated                                                       1999


BETWEEN PHF NO. 1 PTY LIMITED (ACN 082 747 313) of Suite 1601, 227 Elizabeth Street Sydney NSW 2000 (`TRUSTEE')

                  PHF NO. 2 PTY LIMITED (ACN 082 747 288) of Suite 1601, 227 Elizabeth Street Sydney NSW 2000 (`UNITHOLDER')

                  PRINCIPAL HEALTHCARE FINANCE PTY LIMITED (ACN 069 875 476) of Suite 1601, 227 Elizabeth Street Sydney NSW 2000 (`SUB-TRUST TRUSTEE')

                  OMEGA WORLDWIDE, INC. of 900 Victors Way, Suite 345, Ann Arbor Michigan 48108 United States of America (`OMEGA')

AND AMP LIFE LIMITED (ACN 079 300 379) of Level 24, AMP Building, 33 Alfred Street Sydney NSW 2000 (`AMP')

RECITALS

A.       The Trustee is the trustee of the Trust.

B.       The Unitholder holds all of the units in the Trust.

C.       The Trust holds 50% of the units in the Sub-trust.

D.       The Sub-trust Trustee is the trustee of the Sub-trust.

E. Omega is the ultimate holding company of the holder of all existing units in the Trust.

F. AMP wishes to subscribe for new units in the Trust on the terms of this deed.


THE PARTIES AGREE AS FOLLOWS:

1        DEFINITIONS

1.1 Unless the context requires otherwise, any term used in this deed which is defined in the Trust Deed and not specifically defined in this deed has the meaning specified in the Trust Deed.

         In this deed:

         `ACCOUNTING STANDARDS' means the Australian Accounting Standards from time to time and if and to the extent that any matter is not covered by Australian Accounting Standards means generally accepted accounting principles applied from time to time in Australia for an entity similar to the Trust.

         `ACCOUNTS' means the management accounts of the Sub-trust as at the Accounts Date.

         `ACCOUNTS DATE' means 30 November 1998.

         `ADVANCES' has the same meaning as in the Deed of Loan.

         `AMENDMENT OF THE TRUST DEED' means the variation of the Trust Deed in the form of the Deed of Variation annexed and marked `A'.

         `ASSOCIATE' means a Related Body Corporate of AMP and trusts and funds managed by AMP or a Related Body Corporate of AMP.

         `BUSINESS' means the business conducted by the Trust or the Sub-trust, as the case may require.

         `BUSINESS DAY' means a day on which banks (as defined in the Banking Act 1959 (Cth)) are open for general banking business in Sydney, Australia, excluding Saturdays and Sundays.

         `CLAIMS' includes a claim, notice, demand, action, proceeding, litigation, investigation, judgement, damage, loss, cost, expense or liability however arising, whether present, unascertained, immediate, future or contingent, whether based in contract, tort or statute and whether involving a third party or party to this deed.

         `CONSIDERATION' means $5,625,000.

         `DEED OF LOAN' means the deed of loan made between the Trustee and AMP on the date of this deed.

         `EXCESS AMOUNT' means the amount by which the amount paid to AMP in respect of all and any Claims made pursuant to clause 4 of this deed, clause 4 of the PHF No. 1 Subscription Deed and clauses 7.2 and 9 of the Deed of Loan exceeds $11,250,000.

         `FAI REDEMPTION AND SUBSCRIPTION AGREEMENT' means the agreement dated 19 June 1998 between Tanoa Pty Limited, the Trustee, FAI Insurances Limited, Premier Care Australia (Holdings) Pty Limited and the Sub-trust Trustee (then named Premier Care Australia Pty Limited).

         `INTELLECTUAL PROPERTY RIGHTS' means all intellectual property and proprietary rights (whether registered or unregistered) including:

         (a)      business names;

         (b)      trade or service marks (whether registered or unregistered);

         (c)      any right to have information kept confidential; and

         (d) patents, patent applications, drawings, discoveries, inventions, improvements, trade secrets, technical data, formulae, computer programs, data bases, know-how, logos, registered and unregistered designs, design rights, copyright and similar industrial or intellectual property rights;

         `OPTIONS' means any options to acquire stapled units in the Trust and the PHF1 Trust granted to AMP in accordance with the Deed of Loan.

         `PHF NO.1 SUBSCRIPTION DEED means the subscription deed between PHF No. 1 Management Pty Limited, PHF No. 3 Management Pty Limited the Sub-trust Trustee, Omega and AMP.

         PHF1 TRUST means the Principal Healthcare Finance Unit Trust No.1 established by the deed of trust dated 27 May 1998 between Tanoa Pty Limited and Mindra Pty Limited, as amended on 27 January 1999.

         `PROPERTY' means the real property listed in SCHEDULE 5;

         `RECORDS' means all original and copy records, documents, books, files, reports, accounts, plans, correspondence, letters and papers of every description and other material belonging or relating to or used by the Trust or the Sub- Trust, as the case may require, including certificates of registration, minute books, statutory books and registers, books of account, taxation returns, title deeds, customer lists, price lists, computer programs and software, trading and financial records.

         `RELATED BODIES CORPORATE' has the meaning in the Corporations Law.

         `SUB-TRUST' means Principal Healthcare Finance Trust established by the Sub-trust Deed.

         `SUB-TRUST DEED' means the deed of trust dated 11 August 1995 between Assisted Living Holdings Pty Limited, Metlife Australia (Holdings) Pty Limited and FAI Deposit Co. Pty Limited and as varied by deeds of amendment dated 29 September 1998 and 27 January 1999.

         `SUB-TRUST WARRANTIES' means each of the covenants, representations and warranties given by Trustee referred to in CLAUSE 4.2 and SCHEDULE 2.

         `SUB-TRUST WARRANTORS' means the Sub-trust Trustee and Omega.

         `SUBSCRIPTION' means the completion of the subscription for and issue of Units to AMP contemplated by this deed.

         `SUBSCRIPTION DATE' means the date of this deed.

         `SUBSCRIPTION NUMBER' means 2,812,500.

         `TAX', `TAXES' or `TAXATION' means all forms of taxes, duties, imposts, charges, withholdings, rates, levies or other governmental impositions of whatever nature whenever and by whatever authority imposed, assessed or charged together with all costs, charges, interest, penalties, fines, expenses and other additional statutory charges incidental or related to the imposition.

         `TRUST' means the Principal Healthcare Finance Unit Trust No.2 established by the Trust Deed.

         `TRUST DEED' means the deed of trust dated 27 May 1998 between the Trustee and the Unitholder, as amended on 29 January 1999.

         `TRUST WARRANTIES' means each of the covenants, representations and warranties given by Trustee referred to in CLAUSE 4.2 and SCHEDULE 3.

         `TRUST WARRANTORS' means the Trustee and Omega.

         `UNITS' means units in the Trust.

         `WARRANTIES' means each of the Trust Warranties and the Sub-trust Warranties.

         `WARRANTORS' means the Trustee, Sub-trust Trustee and Omega.

2        SUBSCRIPTION FOR UNITS

         Subject to this deed, AMP must apply in writing to subscribe for, and pay the requisite Consideration in cleared funds to the Trustee for the Subscription Number of Units on the Subscription Date.

3        ISSUE OF UNITS

3.1 The Trustee must, on receipt from AMP of an application for the Subscription Number of Units and the requisite Consideration in accordance with CLAUSE 2, issue the Subscription Number of Units to AMP and must enter AMP's name in the Register as the holder of those Units.

3.2 The Unitholder, being the holder of more than 75% of the Units, consents to the issue of Units to AMP pursuant to this deed.

4        WARRANTIES

4.1      AMP warrants to the Warrantors, at the date of this deed, that:

         (a) it has the power and authority to enter into and perform its obligations under this deed;

         (b) the execution, delivery and performance of this deed by it will constitute legal, valid and binding obligations of it, enforceable in accordance with its terms;

         (c) no meeting has been convened, resolution proposed, petition presented or order made for the winding up of it and no receiver, receiver and manager, provisional liquidator, liquidator or other officer of a court has been appointed in relation to any of its assets and no mortgagee has taken or attempted or indicated in any manner any intention to take possession of any of its assets;

         (d) the execution, delivery and performance of this deed will not violate:

                  (i) any legislation or rule of law or regulation, authorisation, consent or any order or decree of any governmental authority;

                  (ii) its constitution or any legislation, rules or other document constituting that party or governing its activities; or

                  (iii) any instrument to which it is a party or which is binding on it or any of its assets,

                           and will not result in the creation or imposition of any encumbrance or restriction of any nature on any of its assets; and

         (e) it is a person to whom an excluded offer, excluded invitation or excluded issue (as these terms are defined in Law) may be made.

4.2 In consideration of AMP agreeing to subscribe for the Subscription Number of Units:

         (a) the Trust Warrantors represent and warrant to AMP that each of the Trust Warranties is true and accurate at the date of this deed; and

         (b) the Sub-trust Warrantors represent and warrant to AMP that each of the Sub-trust Warranties is true and accurate at the date.

4.3 Each of the Warranties is separate and independent and subject to this CLAUSE 4 and SCHEDULE 4 is not limited by reference to any other Warranty or any other provision in this deed.

4.4 The Warranties are given subject to matters fully and fairly disclosed in SCHEDULE 4.

4.5 The Warrantors must immediately notify AMP in writing of any facts or circumstances which constitute or may constitute a breach of any Warranty.

4.6 The rights and remedies of AMP in respect of any breach of the Warranties or of the terms of this deed are not affected by Subscription.

4.7 The Trust Warrantors indemnify AMP from all Claims which AMP suffers or incurs by reason of any of the Trust Warranties being untrue or inaccurate in any material respect.

4.8 The Sub-trust Warrantors indemnify AMP from all Claims which AMP suffers or incurs by reason of any of the Sub-trust Warranties being untrue or inaccurate in any material respect.

4.9 A payment by the Warrantors under this CLAUSE 4 is to be treated as a pro rata reduction in the purchase price for each Unit.

4.10 The aggregate liability of the Warrantors under or in respect of the Warranties is limited as follows:

         (a) there must be disregarded for all purposes any breach of the Warranties in respect of which the amount of the damages to which AMP would otherwise be entitled is less than $50,000;

         (b) AMP is not entitled to recover any damages in respect of any breach or breaches of the Warranties unless the amount of damages in respect of such breach or breaches exceeds in aggregate the sum of $150,000;

         (c) the maximum aggregate liability of the Warrantors in respect of all and any Claims made pursuant to clause 4 of this deed, clause 4 of the PHF No. 1 Subscription Agreement and clauses
                  7.2 and 9 of the Deed of Loan must not exceed the aggregate of:

                  (i)      $11,250,000; and

                  (ii) all Advances advanced pursuant to the Deed of Loan on or before the day that is 20 months from the date of this deed and not repaid.

         (d) the Warrantors have no liability in respect of anything disclosed in SCHEDULE 4 or arising directly or indirectly from any transaction, matter or thing disclosed in writing to AMP or known to AMP;

         (e) the Warrantors have no liability if the Claim made pursuant to clause 4 of this deed, clause 4 of the PHF No. 1Subscription Agreement and clauses 7.2 and 9 of the Deed of Loan would not have arisen but for a change in legislation made after 19 June 1998 (whether relating to taxation, rates of taxation or otherwise) or the withdrawal of any extra statutory concession previously made by a taxing authority (whether or not the change purports to be effective retrospectively in whole or in part);

         (f) the Warrantors have no liability to the extent that the Claim made pursuant to clause 4 of this deed, clause 4 of the PHF No. 1 Subscription Agreement and clauses 7.2 and 9 of the Deed of Loan arises as a result only of any change after 19 June 1998 in the accounting bases upon which the Trust or the Sub-trust values its assets; and

         (g) the Warrantors have no liability to the extent that a Claim made in respect of any Sub-trust Warranty or the FAI Redemption and Subscription Agreement arises out of an act, omission or state of affairs which occurred or existed before 19 June 1998.

4.11 If AMP becomes aware of a matter which could give rise to a Claim pursuant to clause 4 of this deed, clause 4 of the PHF No. 1 Subscription Agreement or clauses 7.2 or 9 of the Deed of Loan the Warrantors are not liable in respect of it unless notice of the relevant facts is given by AMP to the Warrantors as soon as reasonably practicable and in any event within 45 days of the AMP becoming aware of those facts.

4.12 The Warrantors will cease to have any liability under or in respect of any Claim made pursuant to clause 4 of this deed, clause 4 of the PHF No. 1 Subscription Agreement or clauses 7.2 or 9 of the Deed of Loan in respect of the breach of any Warranties of which AMP has not given notice before the expiration of 20 months after the date of this deed.

4.13 In respect of a Claim of which AMP has given notice to the Warrantors pursuant to CLAUSE 4.11 the liability of the Warrantors in respect of that Claim will absolutely terminate if proceedings in respect of it have not been commenced within 3 months of service of notice of that Claim.

4.14 To the extent that the amount paid to AMP in respect of all and any Claims made pursuant to clause 4 of this deed, clause 4 of the PHF No. 1 Subscription Agreement and clauses 7.2 and 9 of the Deed of Loan exceeds $11,250,000 AMP must pay to the Warrantors, in proportion to the payments made by the Warrantors to AMP, all payments made in accordance with clause 3 of the Deed of Loan immediately they are received until the Excess Amount has been paid to the Warrantors.

5        APPOINTMENT OF DIRECTORS

5.1      Omega undertakes to procure that:

         (a)      two persons nominated by AMP will be directors of the Trustee;

         (b)      AMP may from time to time substitute those directors; and

         (c) so long as a director nominated by AMP is a director of the Trustee, a resolution of the directors of the Trustee must be decided by a majority of votes of Directors present and voting which majority must include one Director appointed by AMP and one Director who has not been appointed by AMP.

5.2      The obligations under CLAUSE 5.1 will cease if:

         (a)      AMP; and

         (b)      AMP's Associates;

         together hold less than 35% of the issued Units in the Trust.

5.3 Omega indemnifies and will keep indemnified AMP against all losses, damages, costs and expenses suffered or sustained by AMP at any time arising from any breach by Omega of this clause 5.

5.4 The obligations under clause 5.1 (c) will be suspended if AMP or any Related Body Corporate of AMP engages, directly or indirectly, in the business of financing aged care facilities in Australia by the acquisition of the facility using the same or similar techniques used by Omega, where the business engaged in by AMP or any Related Body Corporate of AMP:

         (i) is in Direct Competition with the Trusts' aged care businesses in Australia; and

         (ii) has a Material Adverse Effect on the Trusts' aged care businesses in Australia.

         At the time that AMP or the Related Body Corporate of AMP which engages in such competing business ceases to engage in that competing business, the obligations under clause 5.1(c) will again bind Omega.

5.5 'MATERIAL ADVERSE EFFECT' in this clause 5 includes where the total aged care real property assets in the competing business are in excess of $30 million.

5.6 'DIRECT COMPETITION' in this clause 5 will be taken to be have occurred where the competing business competes with the Trusts in any Australian state or territories where the Trusts have more than 15% of their Australian aged care real property assets.

5.7 'TRUSTS' in this clause 5 means the Trust and the PHF1 Trust and any corporation or trust which the Trust and the PHF1 Trust together, whether directly or indirectly, control.

6        STAMP DUTY

         The Trustee is responsible for payment of any stamp duty or like tax (including any penalties) (`DUTY') payable in respect of this deed and the Trustee indemnifies and will keep indemnified AMP in respect of that Duty.

7        CAPACITY OF TRUSTEE AND SUB-TRUST TRUSTEE

7.1 The Trustee and the Sub-trust Trustee enter into this deed only in their capacity as trustee of the Trust and the Sub-trust respectively and in no other capacity. A liability arising under or in connection with this deed is limited to and can be enforced against the Trustee or the Sub-trust Trustee only to the extent to which it can be satisfied out of property of the relevant trust out of which the relevant trustee is actually indemnified for the liability. This limitation of the Trustee's and Sub-trust Trustee's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Trustee and Sub-trust Trustee in any way connected with any representation, warranty, conduct, omission, deed or transaction related to this deed.

7.2 Despite anything in this CLAUSE 7, the Trustee and Sub-trust Trustee are liable and are not released to the extent that a liability under this deed arises out of the Trustee's or Sub-trust Trustee's own fraud, negligence, wilful default, breach of trust or breach of duty which disentitles it from an indemnity out of the assets of the Trust or Sub-trust by subrogation or otherwise.

8        NOTICE

NOTICE IN WRITING

8.1 A party giving notice or notifying under this deed must do so in writing:

         (a) directed to the recipient's address set out in SCHEDULE 1, as varied by any notice; and

         (b) hand delivered or sent by prepaid post or facsimile to that address.

RECEIPT OF NOTICE

8.2      A notice given in accordance with CLAUSE 8.1 is taken to be received:

         (a)      if hand delivered, on delivery;

         (b) if sent by prepaid post, two business days after the date of posting; or

         (c) if sent by facsimile, when the sender's facsimile system generates a message confirming successful transmission of the total number of pages of the notice unless, within eight business hours after that transmission, the recipient informs the sender that it has not received the entire notice.

9        SEVERABILITY

         Part or all of any provision of this deed that is illegal or unenforceable may be severed from this deed and the remaining provisions of this deed continue in force.

10       COUNTERPARTS

         This deed may be executed in any number of counterparts.

11       ENTIRE AGREEMENT

         This deed:

         (a) constitutes the entire agreement between the parties as to its subject matter; and

         (b) in relation to that subject matter, supersedes any prior understanding or agreement between the parties and any prior condition, warranty, indemnity or representation imposed, given or made by a party.

12       GOVERNING LAW AND JURISDICTION

12.1     This deed is governed by the law applicable in New South Wales.

12.2 Each party submits to the non-exclusive jurisdiction of the courts of New South Wales.

13       INTERPRETATION

         In this deed, unless the contrary intention appears:

         (a) headings are for ease of reference only and do not affect the meaning of this deed;

         (b) the singular includes the plural and vice versa and words importing a gender include other genders;

         (c) other grammatical forms of defined words or expressions have corresponding meanings;

         (d) a reference to a clause, paragraph, schedule or annexure is a reference to a clause or paragraph of or schedule or annexure to this deed and a reference to this deed includes any schedules and annexures;

         (e) a reference to a document or agreement, including this deed, includes a reference to that document or agreement as novated, altered or replaced from time to time;

         (f) a reference to a right or obligation of any two or more persons confers that right or imposes that obligation as the case may be jointly and severally;

         (g) a reference to any party to this deed or any other agreement or document or to any other body or person referred to in this deed includes that party body or person's successors or permitted assigns;

         (h) a reference to `A$', `$A', `dollar' or `$' is a reference to Australian currency;

         (i) a reference to a specific time for the performance of an obligation is a reference to that time in the State, Territory or other place where that obligation is to be performed;

         (j) words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies; and

         (k) a reference to any legislation or statutory instrument or regulation is construed in accordance with the Acts Interpretation Act 1901 (Cth) or the equivalent State legislation, as applicable.

EXECUTED as an deed

Signed, sealed and delivered by the attorney of PHF NO.1 PTY LIMITED under power of attorney registered Book _____________ No ____________ in the presence of:


--------------------------------------------------------------------------------
Signature of witness                        Signature of attorney


--------------------------------------------------------------------------------
Name of witness (print)                     Name of attorney (print)


Signed, sealed and delivered by the attorney of PHF NO.2 PTY LIMITED under power of attorney registered Book _____________ No ____________ in the presence of:


--------------------------------------------------------------------------------
Signature of witness                        Signature of attorney


--------------------------------------------------------------------------------
Name of witness (print)                     Name of attorney (print)


Signed,   sealed  and   delivered   by  the  attorney  of  PRINCIPAL HEALTHCARE
FINANCE PTY LIMITED  under power of attorney  registered Book ____________
No ____________ in the presence of:


--------------------------------------------------------------------------------
Signature of witness                        Signature of attorney


--------------------------------------------------------------------------------
Name of witness (print)                     Name of attorney (print)

Signed, sealed and delivered by the attorney of OMEGA WORLDWIDE, INC. under power of attorney registered Book ____________ No ____________ in the presence of:


--------------------------------------------------------------------------------
Signature of witness                        Signature of attorney


--------------------------------------------------------------------------------
Name of witness (print)                     Name of attorney (print)



SIGNED, SEALED AND DELIVERED by      )
                                     )
                                     )
and                                  )
as joint attorneys for AMP LIFE      )
LIMITED                              )
under power of attorney dated        )
registered book     no.              )
in the presence of:                  )

------------------------------------         -----------------------------------
Witness                                      Attorney

------------------------------------         -----------------------------------
Witness                                      Attorney


By executing this deed the attorneys state that they have not received notice of revocation of the power of attorney

                                   SCHEDULE 1

                                     NOTICES
                                  (CLAUSE 5.1)

PHF NO.1 PTY LIMITED, PHF NO.2 PTY LIMITED, PRINCIPAL HEALTHCARE FINANCE PTY LIMITED

Address:          Suite 1601, 227 Elizabeth Street, Sydney, NSW, 2000

Facsimile:        61 2 9267 0955

Attention:        K.W. Moss


CC: PHILLIPS FOX

Address:          255 Elizabeth Street, Sydney, NSW, 2000

Facsimile:        61 2 9283 4144

Attention:        R.W. Tobias/W.G. Chapman


OMEGA WORLDWIDE, INC.

Address: 900 Victors Way, Suite 345, Ann Arbor, Michigan, 48108, United States of America

Facsimile:        1 734 887 0301


CC: OMEGA (UK) LIMITED

Address:          145 Cannon Street, London, EC4N, 5BP

Facsimile:        44 171 929 3555

Attention:        James P. Flaherty/John Storey


AMP LIFE LIMITED

Address:          Property Asset Manager No.1 Fund
                  AMP Asset Management Australia Limited
                  Level 21, 33 Alfred Street Sydney 2000

Facsimile:        61 2 9257 9367

                                   SCHEDULE 2

                              SUB-TRUST WARRANTIES
                                  (CLAUSE 4.2)

WARRANTY 1
(Capacity of Warrantors)

1.1 The Sub-trust Trustee has the power to enter into and perform this deed and the deed constitutes a legal, valid and binding obligation on the Sub-trust Trustee enforceable in accordance with its terms.

WARRANTY 2
(The Sub-trust and Sub-trust Trustee)

2.1      The Sub-trust Trustee:

         (a) has full corporate power to own its properties, assets and business and to carry on its business as now conducted; and

         (b)      has good and marketable title to the Property.

2.2 No meeting has been convened, resolution proposed, petition presented or order made for the winding up of the Sub-trust Trustee or the Trust and no receiver, receiver and manager, provisional liquidator, liquidator or other officer of the court has been appointed or threatened to be appointed in relation to the Trustee or the Trust any part of its undertaking or assets.

WARRANTY 3
(Units)

3.1 The units held by the Trustee prior to the issue of units contemplated by this deed comprise 50% of the issued units in the Sub-trust, are fully paid and were properly issued.

3.2      There are no:

         (a)      options or other entitlements:

                  (i)      over any units in the Sub-trust; or

                  (ii)     to have units in the Sub-trust issued; or

         (b)      securities convertible into units in the Sub-trust.

WARRANTY 4
(Financial statements)

4.       So far as the Sub-trust trustee is aware the Accounts:

         (a) disclose a true and fair view of the assets and liabilities, which have arisen since 19 June 1998 , of the Sub-trust as at the Accounts Date and of the income, expenses and results of operations of the Sub-trust for the financial year ended on the Accounts Date;

         (b) contain proper and adequate provision for and full disclosure of all liabilities, whether actual, contingent or otherwise, of the Sub-trust as at the Accounts Date which have arisen since 19 June 1998; and

         (c) are not affected by any unusual, extraordinary, exceptional or non-recurring items which have arisen since 19 June 1998.

WARRANTY 5
(Liabilities)

5.1 The Sub-trust Trustee has not given any guarantees, indemnities or letters of comfort in respect of the obligations of any person since 19 June 1998.

5.2 The Sub-trust Trustee has not, since 19 June 1998 granted or created any mortgage, charge, debenture, lien, finance lease or other encumbrance except as disclosed in SCHEDULE 4.

5.3 The Trust does not have any material commitments or unusual or actual or contingent liabilities which have arisen since 19 June 1998 except as disclosed in SCHEDULE 4.

WARRANTY 6
(No changes since Accounts Date)

6.       Since the Accounts Date:

         (a) there has been no material adverse change in the assets, liabilities, turnover, earnings, financial condition, trading position or prospects of the Sub-trust;

         (b) no distribution of capital or income has been declared, made, paid or determined to be payable in respect of units in the Sub-trust whether of cash, specific assets or otherwise;

         (c) the Sub-trust Trustee has carried on the Business in the ordinary and usual course and has not entered into any contracts or arrangements other than in the ordinary course of carrying on the Business;

         (d) the Sub-trust Trustee has not incurred or undertaken any actual or contingent liabilities or taxation or obligations, including Taxation, except in the ordinary course of business since 19 June 1998;

         (e) the Sub-trust Trustee has not acquired or disposed of or dealt with any assets nor has it entered into any agreement or option to acquire or dispose of any assets other than in the normal course of business for full market value since 19 June 1998;

         (f) except in the ordinary course of business, the Sub-trust Trustee has not borrowed money since 19 June 1998;

         (g) no resolutions have been passed by the Unitholder or directors of the Sub-trust Trustee as trustee of the Sub-trust except in the ordinary course of business of the Sub-trust and those necessary to give effect to this deed.

WARRANTY 7
(Records)

7.       The Records of the Sub-trust:

         (a) are in the possession of the Sub-trust Trustee or under its control;

         (b) have been fully, properly and accurately kept and maintained and are up to date in all material respects;

         (c) accurately record the material details of all of the material transactions, finances, assets and liabilities of the Sub-trust; and

         (d) as far as necessary, have been prepared in accordance with the requirements of the Corporations Law and the Accounting Standards.

WARRANTY 8
(Debts)

8. So far as the Sub-trust Trustee is aware all debts owed to the Sub-trust at Completion other than any debts owed to the Sub-trust as at 19 June 1998, less the amount of any relevant provision for bad and doubtful debts made on a basis consistent with the provision for bad and doubtful debts in the Accounts, will be good and fully collectable in the ordinary course of business within 3 months after the date on which the relevant invoice was first rendered.

WARRANTY 9
(Taxation)

9.1 The Sub-trust and the Sub-trust Trustee have paid, or the Accounts fully provide for, all Taxes which the Sub-trust or the Sub-trust Trustee are or may become liable to pay for the period from 19 June 1998 up to and including the Accounts Date.

9.2 The only liabilities for Tax of the Sub-trust and the Sub-trust Trustee arising in respect of the period after the Accounts Date and ending on the Subscription Date will be liabilities arising out of the normal business and trading activities of the Sub-trust.

9.3 All Tax information required by law (including but not limited to records, returns, elections and notices) to be lodged or kept by the Sub-trust and the Sub-trust Trustee in respect of any period after 19 June 1998 have been lodged with the appropriate authorities or kept as required.

9.4 The Sub-trust and the Sub-trust Trustee are not involved in any audit of any tax returns or any dispute with any Taxation authority responsible for the assessment and collection of Tax and the Sub-trust Trustee is not aware of any circumstances which may give rise to such an audit or dispute.

9.5 The Sub-trust and the Sub-trust Trustee have maintained since 19 June 1998 sufficient and accurate records and all other information required to support all Tax information which has been or may be lodged with any Taxation authority

9.6 Any stamp duty or other taxes of a similar nature payable on all documents and transactions to which the Sub-trust or the Sub-trust Trustee became a party since 19 June 1998 or that the Sub-trust or the Sub-trust Trustee has an interest in enforcing which was entered into since 19 June 1998, has been paid to the full amount required in all applicable jurisdictions.

9.7 Since 19 June 1998 the Sub-trust and the Sub-trust Trustee have lodged or supplied all information regarding Taxes as and when requested by a Taxation authority.

WARRANTY 11
(Properties and property leases)

11.1 The Property described in SCHEDULE 5 comprises all the land and buildings owned by the Sub-trust.

11.2 The Lessee of the Property has duly and punctually performed in all material respects and is not in breach of any material covenants or conditions of any lease, licence or other occupational arrangement (`LEASE') granted to it by the Sub-trust Trustee and the Sub-trust Trustee is not aware of any circumstances which exist which may cause any Lease to be terminated.

11.3 There is no current dispute, litigation or threatened litigation of which the Sub-trust Trustee is aware in respect of:

         (a)      the Lease;

         (b)      the Sub-trust Trustee's title to the Property;

         (c)      the use of the Property; or

         (d) boundary walls or fences or with respect to any easement, right and means of access to the Property.

WARRANTY 12
(Insurance)

12.1 Each contract under which the Sub-trust Trustee is an insured party (`INSURANCE CONTRACTS') is in force and there is no fact or circumstance known to the Sub-trust Trustee which would lead to any of them being terminated or ceasing to have effect.

12.2     Under the Insurance Contracts:

         (a) all of the property and assets of the Sub-trust of an insurable nature are insured in amounts representing their full replacement or reinstatement value against fire and other risks normally insured against; and

         (b) the Sub-trust Trustee is adequately insured for such amounts as would be maintained in accordance with prudent business practice in respect of all risks, whether in relation to damage to property, personal injury, public liability, product liability, workers' compensation, business interruption insurance or otherwise.

12.3 There are no outstanding claims under or insurance premiums payable under the Insurance Contracts.

WARRANTY 13
(Intellectual property rights)

13.1 The Sub-trust does not use or require in the Business any material Intellectual Property Rights other than those disclosed in writing to AMP.

13.2 The Sub-trust Trustee has not infringed the Intellectual Property Rights of any other person in the course of operating the Business.

13.3 The Sub-trust Trustee is not aware of any allegation or basis on which an allegation could be made that the Sub-trust has infringed any material Intellectual Property Rights of any person or on which the validity or effectiveness of the Intellectual Property Rights owned by the Sub-trust may be challenged.

WARRANTY 14
(Employees and superannuation)

14       The Sub-trust does not employ any employee.

WARRANTY 15
(Contracts)

15.1 The Sub-trust Trustee has disclosed all material contracts, agreements and arrangements to which the Sub-trust Trustee is a party.

15.2 The Sub-trust Trustee has since 19 June 1998 duly performed and observed all its obligations, and the other parties have duly performed and observed all their obligations, under all material contracts, arrangements or understandings to which the Sub-trust Trustee is a party.

WARRANTY 16
(Compliance with applicable laws)

16.1 The Business is and has since 19 June 1998 been conducted in accordance with all applicable laws, does not contravene any laws and no allegation of any contravention of any applicable laws is known to any of the Sub-trust Warrantors.

16.2 So far as the Sub-trust Trustee is aware the Sub-trust Trustee holds all statutory licences, consents, registrations, approvals, permits and authorisations necessary for the carrying on of the Business. So far as the Sub-trust Trustee is aware, there is no fact or matter which might prejudice the continuance or renewal, or result in the revocation or variation in any material respect, of any such licences, consents, registrations, approvals, permits and other authorisations.

WARRANTY 17
(Litigation)

17.1 The Sub-trust Trustee is not involved in, or has been threatened with, any claim, litigation, prosecution or arbitration in any court, tribunal or otherwise and there are no facts or circumstances known to the Sub-trust Trustee likely to give rise to any such litigation or arbitration in relation to an event occurring after 19 June 1998.

17.2 There are no unsatisfied judgments, awards, claims or demands against the Sub-trust Trustee of which it is aware.

17.3 The Sub-trust Trustee is not aware that it is being investigated for any breach or alleged breach of the law.

WARRANTY 19
(Subsidiaries and Sub-trusts)

19       The Sub-trust:

         (a) neither holds nor beneficially owns shares, units, or other securities in the capital of another company or trust;

         (b) has not agreed to buy any securities in any other Australian or overseas company or trust; or

         (c) is not and has not agreed to become a member of any partnership, unincorporated association, joint venture or consortium.

WARRANTY 20
(Accuracy of disclosed information)

20.1 So far as the Sub-trust Warrantors are aware, all information other than any forecast which the Sub-trust Warrantors or their advisers have given to AMP or its advisers relating to the Business, activities, affairs, assets and liabilities of the Sub-trust, as well as the facts in the recitals and schedules was when given and is now complete and accurate in all material respects.

20.2 All information which is known to the Sub-trust Warrantors relating to the units in the Sub-trust the business or otherwise the subject matter of this deed and which is material to a subscriber for units in the Trust has been disclosed in writing to AMP other than matters of an industry nature or which are in the public domain.

WARRANTY 21
(Due Diligence Reports)

21.1 AMP has been provided with the reports of Phillips Fox, Ernst &Young and the Warrantors' other professional advisers referred to in SCHEDULE 4 (`DUE DILIGENCE REPORTS').

21.2 The Sub-trust Warrantors have not received any notice of any material adverse change to the matters referred to in the Due Diligence Reports since the dates of the Due Diligence Reports.

                                   SCHEDULE 3

                                TRUST WARRANTIES
                                  (CLAUSE 4.2)

WARRANTY 1
(Capacity of Warrantors)

1.1 The Trustee has the power to enter into and perform this deed and the deed constitutes a legal, valid and binding obligation on the Trustee enforceable in accordance with its terms.

WARRANTY 2
(The Trust and the Trustee)

2.1      The Trustee:

         (a) has full corporate power to own its properties, assets and business an to carry on its business as now conducted; and

         (a) has good and marketable title to 2,937,500 units in the Sub-trust.

2.2 No meeting has been convened, resolution proposed, petition presented or order made for the winding up of The Trustee or the Trust and no receiver, receiver and manager, provisional liquidator, liquidator or other officer of the court has been appointed or threatened to be appointed in relation to the Trustee or the Trust any part of its undertaking or assets.

WARRANTY 3
(Units)

3.1 Prior to the issue of units contemplated by this deed the units in the Trust, are fully paid and were properly issued and are held as follows:

         (a)      Unitholder                                 2,937,500

         (b)      Omega Healthcare Investors, Inc.    500,000

3.2      There are no:

         (a)      options or other entitlements:

                  (i)      over any units in the Trust; or

                  (ii)     to have units in the Trust issued; or

         (b)      securities convertible into units in the Trust.

WARRANTY 4
(Financial position)

4.       The only activities carried on by the Trust since it was created are:

         (a)      the issue of 2,937,500 units to the Unitholder;

         (b) the acquisition of 2,500,010 units in the Sub-trust by subscription;

         (c)      the issue of 500,000 units to Omega Healthcare Investors, Inc.

WARRANTY 5
(Liabilities)

5.1 The Trustee has not, as trustee of the Trust, given any guarantees, indemnities or letters of comfort in respect of the obligations of any person.

5.2 The Trustee has not, as trustee of the Trust, granted or created any mortgage, charge, debenture, lien, finance lease or other encumbrance except as disclosed in SCHEDULE 4.

5.3 The Trust does not have any material commitments or unusual or actual or contingent liabilities except as disclosed in SCHEDULE 4.

WARRANTY 6
(No changes)

6.       Since the Trust was created:

         (a) no distribution of capital or income has been declared, made, paid or determined to be payable in respect of units in the Trust whether of cash, specific assets or otherwise;

         (b) the Trustee has carried on the Business in the ordinary and usual course and has not entered into any contracts or arrangements other than in the ordinary course of carrying on the Business;

         (c) no resolutions have been passed by the Unitholder or directors of the Trustee, as trustee of the Trust, except as listed in
                  SCHEDULE 4 and those necessary to give effect to this deed.

WARRANTY 7
(Records)

7.       The Records of the Trust:

         (a)      are in the possession of the Trustee or under its control;

         (b) have been fully, properly and accurately kept and maintained and are up to date in all material respects;

         (c) accurately record the material details of all of the material transactions, finances, assets and liabilities of the Trust; and

         (d) as far as necessary, have been prepared in accordance with the requirements of the Corporations Law and the Accounting Standards.

WARRANTY 8
(Litigation)

8.1 The Trustee, as trustee of the Trust, is not involved in, or has been threatened with, any claim, litigation, prosecution or arbitration in any court, tribunal or otherwise and there are no facts or circumstances of which the Trustee is aware likely to give rise to any such litigation or arbitration.

8.2 There are no unsatisfied judgments, awards, claims or demands against the Trustee as trustee of the Trust.

8.3 The Trustee is not being investigated for any breach or alleged breach of the law in connection with the Trust.

WARRANTY 9
(Taxation)

9.1 The Trust and the Trustee have paid, or the accounts of the trust provide for, all Taxes which the Trust or the Trustee are or may become liable to pay for the period from the establishment of the Trust up to and including the Subscription Date.

9.2 All Tax information required by law (including but not limited to records, returns, elections and notices) to be lodged or kept by the Trust and the Trustee in respect of any period after the establishment of the Trust have been lodged with the appropriate authorities or kept as required.

9.3 The Trust and the Trustee are not involved in any audit of any tax returns or any dispute with any Taxation authority responsible for the assessment and collection of Tax and the Trustee is not aware of any circumstances which may give rise to such an audit or dispute.

9.4 The Trust and the Trustee have maintained since the establishment of the Trust sufficient and accurate records and all other information required to support all Tax information which has been or may be lodged with any Taxation authority

9.5 Any stamp duty or other taxes of a similar nature payable on all documents and transactions to which the Trust or the Trustee is a party or that the Trust or the Trustee has an interest in enforcing other than the FAI Redemption and Subscription Agreement has been paid to the full amount required in all applicable jurisdictions.

9.6 Since the establishment of the Trust, the Trust and the Trustee have lodged or supplied all information regarding Taxes as and when requested by a Taxation authority.

WARRANTY 10
(Employees and superannuation)

10       The Trust does not employ any employee.

WARRANTY 11
(Subsidiaries and Sub-trusts)

11       Except for the units held by it in the Sub-trust, the Trust:

         (a) neither holds nor beneficially owns shares, units, or other securities in the capital of another company or trust;

         (b) has not agreed to buy any securities in any other Australian or overseas company or trust; or

         (c) is not and has not agreed to become a member of any partnership, unincorporated association, joint venture or consortium.

 WARRANTY 12
(Accuracy of disclosed information)

12.1 So far as the Warrantors are aware, all information other than any forecast which the Warrantors or their advisers have given to AMP or its advisers relating to the Business, activities, affairs, assets and liabilities of the Trust, as well as the facts in the recitals and schedules was when given and is now complete and accurate in all material respects.

12.2 All information which is known to the Warrantors relating to the units in the Trust the business or otherwise the subject matter of this deed and which is material to a subscriber for units in the Trust has been disclosed in writing to AMP other than matters of an industry nature or which are in the public domain.

WARRANTY 13
(Due Diligence Reports)

13.1 AMP has been provided with the reports of Phillips Fox, Ernst & Young and the Warrantors' other professional advisers referred to in SCHEDULE 4 (`DUE DILIGENCE REPORTS').

13.2 The Sub-trust Warrantors have not received any notice of any material adverse change to the matters referred to in the Due Diligence Reports since the dates of the Due Diligence Reports.

                                   SCHEDULE 4

                         DISCLOSURES AGAINST WARRANTIES
                         (CLAUSES 4.3, 4.4 AND 4.10(D))

TRUST WARRANTIES AND SUB-TRUST WARRANTIES (SCHEDULES 2 AND 3) - GENERAL
DISCLOSURE
The agreements, liabilities and obligations assumed by the Trustee as trustee of the Trust and Sub-trust Trustee as trustee of the Sub-trust pursuant to the following documents which comprise the Principal Transaction Documents from the Omega/Moran/FAI/Premier Care transaction closed on 19 June 1998 (PHASE 1) and the Omega/Moran transaction closed on 12 November 1998 (PHASE 2). They were delivered to AMP (attention:
         Greg Fernance) on 22 March 1999:
PHASE 1
Volume 1
1.       ACQUISITION STRUCTURE
2.       OMEGA (AUSTRALIA) PTY LIMITED
         - Certificate of Incorporation
         - Memorandum and Articles of Association
         - Minutes of Meeting Appointing Current Directors
3.       PHF NO.1 PTY LIMITED
         - Certificate of Incorporation
         - Memorandum and Articles of Association
         - Minutes of Meeting Appointing Current Directors
4.       PHF NO.2 PTY LIMITED
         - Certificate of Incorporation
         - Memorandum and Articles of Association
         - Minutes of Meeting Appointing Current Directors
5.       PRINCIPAL HEALTHCARE FINANCE PTY LIMITED
         - Certificate of Incorporation
         - Memorandum and Articles of Association
         - Minutes of Meeting Appointing Current Directors
6.       TRUST DEEDS
         - Principal Healthcare Finance Trust (Formerly Assisted Living Unit Trust) Trust Deed and 19 June 1998 Trust Determination
         - Principal Healthcare Finance Unit Trust No.1 Trust Deed
         - Principal Healthcare Finance Unit Trust No.2 Trust Deed
         - Principal Healthcare Finance Unit Trust No.3 Trust Deed
         - Principal Healthcare Finance Unit Trust No.4 Trust Deed
7.       DUTCH BV LOAN DOCUMENTS
         - Beheer en Beleggingsmaatschappij Dilava BV

         - Beheer en Beleggingsmaatschappij Rocla BV
8.       DUTCH BV SHAREHOLDERS RESOLUTIONS
         - Beheer en Beleggingsmaatschappij Dilava BV
         - Beheer en Beleggingsmaatschappij Rocla BV
9.       ABN FACILITY CHEQUES

Volume 2
10.      LEASE
         Dated 19 June 1998
11.      LEASE GUARANTEE
         Dated 19 June 1998
12.      MORTGAGE OF SHARES - MORAN
         Dated 19 June 1998
13.      MORTGAGE OF UNITS - MORAN
         Dated 19 June 1998
14.      DEED OF FIXED AND FLOATING CHARGE - MORAN
         Dated 19 June 1998
15.      RELATIONSHIP AGREEMENT
         Dated 19 June 1998
16.      ASSUMPTION AGREEMENT
         Dated 19 June 1998
17.      CAPITAL CONTRIBUTION AGREEMENT
         Dated 19 June 1998
18.      BILL FACILITY AGREEMENT
         Dated 19 June 1998
19.      TRIPARTITE AGREEMENT
         Dated 19 June 1998
20.      DEED OF GUARANTEE AND INDEMNITY
         Dated 19 June 1998
21.      MORTGAGE OF DEPOSIT - PREMIER CARE
         Dated 19 June 1998
22.      MORTGAGE OF DEPOSIT - OMEGA WORLDWIDE
         Dated 19 June 1998
23.      MORTGAGE - PREMIER CARE/ABN
         Dated 19 June 1998
24.      DEBENTURE STOCK TRUST DEED
         Dated 17 June 1998
25.      STOCK CERTIFICATE

26.      ACCEPTANCE OF APPLICATION FOR STOCK CERTIFICATE
27.      BILL - $35,000,000.
         Dated 19 June 1998
28.      BILL - $15,000,000.
         Dated 19 June 1998

Volume 3
29.      REDEMPTION and SUBSCRIPTION AGREEMENT
         Dated 19 June 1998
30.      PROCUREMENT AGREEMENT
         Dated 19 June 1998
31.      DEED OF RELEASE - Dated 19 June 1998
         - HKBA & Premier Care
32.      NURSING HOME LICENCES
         - NSW
33.      POWERS OF ATTORNEY
         - Omega Worldwide Inc.
         - Tanoa Pty Limited
         - Mindra Pty Limited
         - PHF No.1 Pty Limited
         - PHF No.2 Pty Limited
         - Dilava
         - Rocla
         - Premier Care Australia Pty Limited (Debenture Stock Documents)
         - Premier Care Australia Pty Limited (ABN Documents)
         - FAI/Premier Care/Premier Care Australia (Holdings) Pty Limited (RSA/Procure Agreement)
         - Premier Care Australia Pty Limited (Post Completion)
         - Premier Care Australia Pty Limited (ALU Leases)
         - Moran Health Care Pty Limited/Moran Health Care Australia Pty Limited/Moran Family
34.      MINUTES - Directors Meetings for Transaction Documents
         - Premier Care Australia Pty Limited
         - Tanoa Pty Limited
         - Mindra Pty Limited

PHASE 2
Volume 1
2     ACQUISITION STRUCTURE
3     LAND SALE CONTRACT - NSW/QLD/WA
       Dated 12 November 1998
4     LAND SALE CONTRACT - VIC
       Dated 12 November 1998
5     OFFER TO SELL AGED CARE PLACES - NSW/QLD/WA
       Dated 12 November 1998
6     STATUTORY DECLARATIONS RE OFFER TO SELL - NSW/QLD/WA
7     OFFER TO SELL AGED CARE PLACES - VIC
       Dated 12 November 1998
8     STATUTORY DECLARATIONS RE OFFER TO SELL - VIC
9     RELATIONSHIP AGREEMENT
       Dated 12 November 1998
10    CAPITAL CONTRIBUTION AGREEMENT
       Dated 12 November 1998
Volume 2
11    LEASE - NSW/QLD/WA
       Dated 12 November 1998
12    LEASE COVER SHEETS - NSW/QLD/WA
13    AGREEMENT FOR LEASE - VIC (INCORPORATING LEASE-VIC TO BE SIGNED)
       Dated 12 November 1998
14    LEASE GUARANTEE - NSW/QLD/WA
       Dated 12 November 1998
15    LEASE GUARANTEE - VIC
       Dated 12 November 1998
16    VARIATION OF MORTGAGE OF UNITS
       Dated 12 November 1998
17    IRREVOCABLE DIRECTION - MORTGAGE OF UNITS
       Dated 12 November 1998
18    MORAN UNIT TRUST - UNIT CERTIFICATE
19    VARIATION OF CHARGE
       Dated 12 November 1998

20    PENDER BROS. MORTGAGE
       Dated 12 November 1998
21    PENDER BROS. CHARGE
       Dated 12 November 1998
22    PENDER BROS. GUARANTEE AND INDEMNITY
       Dated 12 November 1998

Volume 3
23    NURSING HOME LICENCES
       NSW
       WA
24    POWERS OF ATTORNEY
       Principal Healthcare Finance Pty Limited (General)
       Principal Healthcare Finance Pty Limited (Debenture Stock Documents) Omega Worldwide Inc.
       PHF No.1 Pty Limited
       Tanoa Pty Limited
25    MINUTES - DIRECTORS MEETINGS FOR TRANSACTION DOCUMENTS
       Principal Healthcare Finance Pty Limited
       Tanoa Pty Limited
       PHF No.1 Pty Limited
26    OMEGA INDEMNITY
29    BLAKE DAWSON WALDRON TAX ADVICE
30    WAREHOUSE FACILITY AGREEMENT
       Dated 12 November 1998
31    TRIPARTITE AGREEMENT
       Dated 12 November 1998
32    DEED OF GUARANTEE AND INDEMNITY
       Dated 12 November 1998
33    DEBENTURE STOCK TRUST DEED (ONGOING ASSETS)
       Dated 11 November 1998
34    STOCK CERTIFICATE DOCUMENTS
       Dated 12 November 1998
35    REAL PROPERTY MORTGAGE (NSW)
       Dated 12 November 1998

36    REAL PROPERTY MORTGAGE (QLD)
       Dated 12 November 1998
37    REAL PROPERTY MORTGAGE (WA)
       Dated 12 November 1998
38    FIXED & FLOATING CHARGE (QLD)
       Dated 12 November 1998
39    FIXED & FLOATING CHARGE (WA)
       Dated 12 November 1998
40    SYNDICATION SIDE LETTER
       Dated 12 November 1998
41    FEES SIDE LETTER
       Dated 12 November 1998
42    ABN AMRO SYNDICATION FEE LETTER
       Dated 12 November 1998
43    DRAWDOWN REQUEST
       Dated 12 November 1998

The matters disclosed in the due diligence reports of Phillips Fox (including supporting documentation held by Phillips Fox on which such reports were based), Ernst & Young and the Warrantor's other professional advisers prepared in relation to Phase 1 and Phase 2.

THE TRUSTEE OR THE SUB-TRUST TRUSTEE WILL HAVE A LIABILITY FOR STAMP DUTY IN RESPECT OF THE ISSUE OF 500,000 UNITS IN THE TRUST TO OMEGA HEALTHCARE INVESTORS, INC.
The assets acquired pursuant to the Phase 1 acquisition have been 100% financed by loans from ABN AMRO.
The disposal of the underlying property assets forming part of the Phase 1 acquisition may be subject to a substantial capital gains tax liability. The liability will depend upon the price for which the relevant properties are sold. Based on the capital gains tax cost base of the assets and the valuation at the time of Phase 1 acquisition the capital gains tax liability is estimated to be in the region of $20,000,000.


SUB-TRUST WARRANTIES (SCHEDULE 2) -SPECIFIC DISCLOSURE
1        WARRANTY 5.3
1.1 THE SUB-TRUST TRUSTEE HAS AGREED TO CONSIDER A DISTRIBUTION OF INCOME AND CAPITAL TO PREMIER CARE AUSTRALIA (HOLDINGS) PTY LIMITED AND FAI INSURANCES LIMITED RELATING TO THE

         ACQUISITION OF UNITS IN THE SUB-TRUST BY THE TRUSTEE. THE AMOUNT WILL NOT EXCEED THE AMOUNT OTHERWISE PAYABLE TO MORAN HEALTH CARE AUSTRALIA PTY LIMITED PURSUANT TO THE MORAN PHASE 1 RELATIONSHIP AGREEMENT. THIS WILL REQUIRE AN AMENDMENT TO THE SUB-TRUST DEED.
1.2 THE SUB-TRUST TRUSTEE IS THE RECIPIENT OF A LOAN OF A$24,000,000 ON 12 NOVEMBER 1998 FROM OMEGA HEALTHCARE INVESTORS, INC. ON 31 DECEMBER 1998 THIS LOAN WAS REPLACED BY A LOAN OF THE SAME AMOUNT FROM OMEGA WORLDWIDE, INC. AN AMOUNT OF APPROXIMATELY A$400,000 REMAINS OWING TO OMEGA WORLDWIDE, INC. AND OMEGA HEALTHCARE INVESTORS, INC. ALL LOANS TO OMEGA HEALTHCARE INVESTORS, INC. ARE TO BE DISCHARGED FROM THE CONSIDERATION AND ADVANCE OBTAINED FROM AMP.
2     WARRANTY 6(h)
2.1 THE DIRECTORS OF THE SUB-TRUST TRUSTEE HAVE PASSED THE FOLLOWING RESOLUTIONS SINCE THE ACCOUNTS DATE (30 NOVEMBER 1998):

                  (i) 2 DECEMBER 1998 - APPOINTING ROBERT TOBIAS AND WILLIAM CHAPMAN SIGNATORIES TO ACCOUNTS HELD BY THE SUB-TRUST TRUSTEE WITH ST GEORGE BANK LIMITED;

                           27 JANUARY 1999 - AMENDING THE DEFINITION OF
                                "ACCOUNTING PERIOD" IN THE SUB-TRUST DEED;

                           24 FEBRUARY 1999 - AUTHORISING THE EXECUTION OF A
                                POWER OF ATTORNEY IN FAVOUR OF ROBERT TOBIAS, WILLIAM CHAPMAN AND VIRGINIA BRIGGS FOR THE EXECUTION OF LEASES AND PARTIAL SURRENDERS OF LEASE BETWEEN THE SUB-TRUST TRUSTEE AS LESSOR AND MORAN HEALTH CARE (AUSTRALIA) PTY LIMITED, ACN 082 466 457 AS LESSEE; AND

                           (TO BE PASSED IMMEDIATELY PRIOR TO COMPLETION OF THE
                                EXECUTION OF THIS DEED) - APPOINTING AMP
                                NOMINATED DIRECTORS TO THE BOARD OF THE
                                SUB-TRUST TRUSTEE FROM THE CLOSE OF THE MEETING; RECEIVING LOANS FROM PHF NO.1 PTY LIMITED IN THE AMOUNT OF $19,189,256.67; REPAYING A LOAN FROM OMEGA WORLDWIDE, INC. IN THE AMOUNT OF $19,189,256.67.

2.2 THE UNITHOLDERS OF THE SUB-TRUST HAVE PASSED THE FOLLOWING RESOLUTION SINCE THE ACCOUNTS DATE (30 NOVEMBER 1998):

                  (i) 27 JANUARY 1999 - APPROVING THE AMENDMENT OF THE DEFINITION OF "ACCOUNTING PERIOD" IN THE SUB-TRUST DEED.
3   WARRANTY 9.3

3.1 NO TAX RETURN FOR THE SUB-TRUST OR THE SUB-TRUST TRUSTEE FOR THE YEARS ENDED 30 JUNE 1998 OR 31 AUGUST 1998 HAS BEEN LODGED WITH THE AUSTRALIAN TAXATION OFFICE.
4     Warranty 15.1
4.1 SUB-TRUST TRUSTEE IS PARTY TO AN ADVISORY AGREEMENT DATED 30 NOVEMBER 1998 WITH OMEGA (AUSTRALIA) PTY LIMITED.
4.2 THE TRUSTEE IS A PARTY TO AN AGREEMENT DATED 29 MARCH 1999 WITH OMEGA (AUSTRALIA) PTY LIMITED RELATING TO THE USE OF THE NAMES "PRINCIPAL HEALTHCARE", "PRINCIPAL HEALTH CARE", "PRINCIPAL HEALTHCARE FINANCE", "PRINCIPAL HEALTH CARE FINANCE" AND "PHF".
4.3      SEE DISCLOSURE REGARDING WARRANTY 5.3.

TRUST WARRANTIES (SCHEDULE 3)

5        WARRANTY 4 and 5.3
5.1 THE TRUSTEE IS PARTY TO AN ADVISORY AGREEMENT DATED 29 MARCH 1999 WITH OMEGA (AUSTRALIA) PTY LIMITED.
5.2 THE TRUSTEE IS A PARTY TO AN AGREEMENT DATED 29 MARCH 1999 WITH OMEGA (AUSTRALIA) PTY LIMITED RELATING TO THE USE OF THE NAMES "PRINCIPAL HEALTHCARE", "PRINCIPAL HEALTH CARE", "PRINCIPAL HEALTHCARE FINANCE", "PRINCIPAL HEALTH CARE FINANCE" AND "PHF".
6     WARRANTY 6 (c)
6.1      THE UNITHOLDER AND THE TRUSTEE HAVE PASSED RESOLUTIONS TO THE FOLLOWING
         EFFECT:

                  (i) RESOLUTIONS REGARDING THE EXECUTION OF THE TRUST DEED AND THE SUBSCRIPTION FOR UNITS IN THE TRUST.

                  (ii) 29 JANUARY 1999 - APPROVING THE AMENDMENT OF THE DEFINITION OF "ACCOUNTING PERIOD" IN THE TRUST DEED.

                  (iii) THE PROVISIONS OF THE TRUST DEED HAVE BEEN AMENDED IN ACCORDANCE WITH THE AMENDMENT OF THE TRUST DEED.
6.2 THE TRUSTEE INTENDS TO PASS IMMEDIATELY PRIOR TO THE EXECUTION OF THIS DEED RESOLUTIONS TO APPROVE THE EXECUTION OF AN ADVISORY AGREEMENT WITH OMEGA (AUSTRALIA) PTY LIMITED; APPROVE THE ISSUE OF UNITS TO AMP PURSUANT TO THIS DEED; APPROVE THE RECEIPT OF A LOAN OF $7,499,980 FROM PHF NO.1 MANAGEMENT PTY LIMITED (IN ITS CAPACITY AS TRUSTEE OF THE PHF1 TRUST); APPROVE THE MAKING OF A LOAN OF $19,189,256.67 TO THE SUB-TRUST TRUSTEE (IN ITS CAPACITY AS TRUSTEE OF THE SUB-TRUST); APPOINT AMP NOMINATED DIRECTORS TO THE BOARD OF THE TRUSTEE FROM THE TIME OF RECEIPT OF THE CONSIDERATION.
7     WARRANTY 9.3
7.1 NO TAX RETURN FOR THE TRUST OR THE TRUSTEE FOR THE YEARS ENDED 30 JUNE 1998 OR 31 AUGUST 1998 HAS BEEN LODGED WITH THE AUSTRALIAN TAXATION OFFICE.
NOTE: THE REFERENCE TO INDIVIDUAL WARRANTIES IN THIS SCHEDULE IS FOR CONVENIENCE ONLY AND ANY DISCLOSURE IN RESPECT OF A PARTICULAR WARRANTY MUST BE READ AS A DISCLOSURE IN RESPECT OF ANY OTHER WARRANTY WHICH IS RELEVANT TO THE SUBJECT MATTER OF THAT WARRANTY.

                                   SCHEDULE 5

                                   PROPERTIES

-------------------------------------------------------------------------------------------------------------------
PROPERTY                                ADDRESS                               FOLIO IDENTIFIER
-------------------------------------------------------------------------------------------------------------------
Annandale Nursing Home                  76 Johnstone Street, Annandale         Auto Consol 9867-46
                                        NSW  2038
-------------------------------------------------------------------------------------------------------------------
Armon Nursing Home                      42 Croydon Street, Petersham  NSW      1/110079
                                        2049
-------------------------------------------------------------------------------------------------------------------
Bathurst Nursing Home                   61 Boyd Street, Kelso  NSW  2795       11/806355
-------------------------------------------------------------------------------------------------------------------
Berkeley Vale Retirement Village        8 Lorraine Avenue, Berkeley Vale,      Vol 8624 Folio 130
                                        NSW.
-------------------------------------------------------------------------------------------------------------------
Bossley Park Nursing Home               52-64 Quarry Street, Bossley Park      8/713734
                                        NSW  2176
-------------------------------------------------------------------------------------------------------------------
Canterbury District Nursing Home        20 Albert Street, Campsie  NSW  2194   1/549851
-------------------------------------------------------------------------------------------------------------------
Cherrywood Grove Nursing Home &         152-170 Sieben Drive, Orange, NSW      27/837884
Retirement Village
-------------------------------------------------------------------------------------------------------------------
Crest Nursing Home                      11 Johnstone Street, Annandale         1/913045 and 1/913044
                                        NSW  2038
-------------------------------------------------------------------------------------------------------------------
Dubbo Nursing Home                      80 Muller Street, Dubbo  NSW  2830     12/592842
-------------------------------------------------------------------------------------------------------------------
Edgewood Park Retirement Village &      Beach Road, Batemans Bay, NSW          Vol 8643 Folio 95
Nursing Home
-------------------------------------------------------------------------------------------------------------------
Endeavour Retirement Village &          79 Hawkesbury Road, Springwood, NSW    Vol 8641 Folio 117
Nursing Home
-------------------------------------------------------------------------------------------------------------------
Fernleigh Nursing Home                  8 Sherbrooke Road, West Ryde  NSW      4/201/757 and 1/201757
                                        2114
-------------------------------------------------------------------------------------------------------------------
Glenmere Retirement Village & Nursing   Wahroonga Road, Kanwal, Wyong, NSW     Vol 8644 Folio 38
Home
-------------------------------------------------------------------------------------------------------------------
Hillside Retirement Village             3 Violet Town Road, Mount Hutton,      Vol 8638 Folio 198
                                        NSW.
-------------------------------------------------------------------------------------------------------------------
Killarney Vale Retirement Village &     Daniel Close, Killarney Vale,          22/794053; Vol 8641 Folio 95;
Nursing Home                            Wyong, NSW                             13/732182
-------------------------------------------------------------------------------------------------------------------
Maitland Nursing Home                   Broughton Street, Rutherford  NSW      5/733509
                                        2320
-------------------------------------------------------------------------------------------------------------------
Mudgee Nursing Home                     Dennison Street, Mudgee  NSW  2850     1/261314
-------------------------------------------------------------------------------------------------------------------
Murwillumbah Nursing Home               Off North Arm Road, Murwillumbah       1/786640
                                        NSW  2484
-------------------------------------------------------------------------------------------------------------------
Narrandera Nursing Home                 Chantilly Street, Narrendera  NSW      2/582847 and
                                        2700
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                                               308/257212
-------------------------------------------------------------------------------------------------------------------
Norah Head Nursing Home                 63 Palomar Parade, Toukley  NSW        721/26247 and 509/26247
                                        2263
-------------------------------------------------------------------------------------------------------------------
Oban Nursing Home                       23 Kangaroo Street, Raymond            2/37509, 3/37509, 4/37509,
                                        Terrace, NSW.                          5/37509, 6/37509, 16/37509;
                                                                               17/111509
-------------------------------------------------------------------------------------------------------------------
Quakers Hill Nursing Home               35 Hambledon Road, Quakers Hill        10/860042
                                        NSW  2763
-------------------------------------------------------------------------------------------------------------------
Seaside Retirement Village & Nursing    Garden Street, Warriewood, NSW.        51/SP22115
Home
-------------------------------------------------------------------------------------------------------------------
Shoalhaven Nursing Home                 Brinawarr Street, Bomaderry NSW 2541   5/614886
-------------------------------------------------------------------------------------------------------------------
Stanmore Nursing Home                   66 Cambridge Street, Stanmore  NSW     31/7/1
                                        2048
-------------------------------------------------------------------------------------------------------------------
Terranora Valley Retirement Village &   Carramar Drive, Tweed Heads, NSW       Vol 8644 Folio 37; 11/736515
Nursing Home
-------------------------------------------------------------------------------------------------------------------
Caloundra Nursing Home                  Lyon Street, Caloundra  QLD 4551       Title Reference 16565083
                                                                               RP 177466
-------------------------------------------------------------------------------------------------------------------
Nambour Nursing Home                    9 Princess Crescent, Nambour QLD       Title Reference 16565083
                                        4560                                   RP 183823
-------------------------------------------------------------------------------------------------------------------
Apple  Cross  Nursing Home              Riverway, Apple Cross  WA  6153        Vol. 1964, Fol. 640
-------------------------------------------------------------------------------------------------------------------
Bunbury Nursing Home                    39 Hayes Street, Bunbury  WA 6230      Vol. 1534, Fol. 995
-------------------------------------------------------------------------------------------------------------------
Geraldton Nursing Home                  20 Milford Street, Geraldton  WA       Vol. 1539, Fol. 329;
                                        6530                                   Vol. 1890, Fol. 506
-------------------------------------------------------------------------------------------------------------------
Kalgoorlie Nursing Home                 Dugan Street, Kalgoorlie  WA  6430     Vol. 1597, Fol. 789
-------------------------------------------------------------------------------------------------------------------
Narrogin Nursing Home                   52 Williams Road, Narrogin  WA 6312    Vol. 1634, Fol. 809
-------------------------------------------------------------------------------------------------------------------
Murray River Nursing Home               Cnr Coolabah & Boundary Roads,         Vol. 1697, Fol. 190
                                        Dudley Park, Mandurah  WA 6210
-------------------------------------------------------------------------------------------------------------------
Armadale Nursing Centre                 21 Angelo Street, Armadale  WA 6112    Vol. 1951, Fol. 293
-------------------------------------------------------------------------------------------------------------------

                                   ANNEXURE A

                         DEED OF AMENDMENT OF TRUST DEED

--------------------------------------------------------------------------------





                                  DEED OF LOAN


                              PHF NO.1 PTY LIMITED



                                AMP LIFE LIMITED


                              OMEGA WORLDWIDE, INC.




--------------------------------------------------------------------------------









                              -- PHILLIPS FOX --
                                   LAWYERS


              255 Elizabeth Street Sydney NSW 2000 Australia
            Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
 Email: postmaster@sydney.PhillipsFox.com.au WWW site: http://www.PhillipsFox.
                                    com.au

                        Ref: WGC959248JIM

                                  DEED OF LOAN

THIS DEED IS MADE ON                                                   1999

PARTIES

PHF NO.1 PTY LIMITED, ACN 082 747 313, of c/- Phillips Fox, 255 Elizabeth Street, Sydney, New South Wales (BORROWER)

AMP LIFE LIMITED, ACN 079 300 379, of Level 19, 33 Alfred Street, Sydney, NSW, 2000 (LENDER)

OMEGA WORLDWIDE, INC. of 900 Victors Way, Suite 345, Ann Arbor Michigan 48108, United States of America (OMEGA)

RECITALS

A The Borrower has requested the Lender to advance the Principal Sum to the Borrower.

B The Lender has agreed to that request upon the terms and conditions set out in this deed.

AGREEMENTS BETWEEN THE PARTIES

1.            DEFINITIONS AND INTERPRETATION

1.1           DEFINITIONS

              In this deed:

              ADVANCES means the First Advance, the Second Advance and any Further Advance.

              AMP ASSOCIATE means a Related Body Corporate of the Lender and trusts and funds managed by the Lender or a Related Body Corporate of the Lender.

              APPLICABLE RATE means 9.1% per annum.

              APPROVED PURPOSE means any one or more of:

                   (i) providing advances to PHF to allow it to repay advances drawn by PHF from Omega Worldwide, Inc.; and

                   (ii) the funding of capital works in respect of the Moran
                        Facilities.

              or such other purposes as the Lender may agree to in writing.

              AUTHORISATION includes:

              (a) any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval or exemption from, by or with a Public Authority; or

              (b) in relation to anything which is prohibited or restricted by law if a Public Authority takes certain action within a specified period, the expiry of that period without the Public Authority taking that action.

              BORROWER'S DEBT means at any time the aggregate of:

              (a) the amount of the Advances made to the Borrower which have not been repaid to the Lender;

              (b) any other moneys advanced by the Lender to the Borrower upon the terms of this deed which remains owing by the Borrower to the Lender;

              (c) interest (including capitalised interest) and fees owing at any time by the Borrower to the Lender under this deed;

              (d) money which the Borrower otherwise actually or contingently owes to the Lender (including, without limitation, liquidated and unliquidated damages and any judgment debt) or which the Lender may charge to the account of the Borrower under or in connection with this deed;

              (e) money paid on account of or credited by the Lender against any other money comprising the Borrower's Debt which the Lender is required to disgorge pursuant to any law relating to insolvency; and

              (f) any charges, costs, expenses, duties or other imposts charged to or paid by the Lender which are payable by the Borrower in accordance with clause 13.

              $ means Australian dollars.

              EVENT OF DEFAULT means any of the events specified in clause 11.3.

              FIRST ADVANCE means an amount of $20,000,000.

              FURTHER ADVANCE means any amount advanced to the Borrower pursuant to clause 2.3.

              FURTHER ADVANCE CONDITIONS means the conditions set out in clause 2.3.3.

              MATERIAL ADVERSE EFFECT means a material adverse effect on:

              (a) the effectiveness of, or the ability of the Borrower to observe its obligations under this deed; or

              (b)  the financial condition or business of the Borrower.

              MORAN FACILITIES means any aged care facilities owned by PHF and leased to Moran Health Care (Australia) Pty Limited ACN 082 466 456, or any Related Entity of that company.

              PHF means Principal Healthcare Finance Pty Limited, ACN 069 875
              476.

              OMEGA ASSOCIATE means:

              (a)  a Related Body Corporate of Omega;

              (b)  Omega Healthcare Investors, Inc.; and

              (c)  a Related Body Corporate of Omega Healthcare Investors, Inc.

              OPTION means an option to acquire a unit in the PHF 1 Trust and an option to acquire a unit in the Trust.

              OPTION TERMS means the terms of the Options set out in Schedules 5 and 6.

              PHF 1 TRUST means Principal Healthcare Finance Unit Trust No.2 established by the deed dated 27 May 1998 between Tanoa Pty Limited as trustee and Mindra Pty Limited as original unit holder as amended on 27 January 1999.

              PHF 1 UNITHOLDER means the holder of a unit in the PHF 1 Trust, and includes all related entities (as that term is defined in the Corporations Law) of such a person.

              POTENTIAL EVENT OF DEFAULT means any event which with the giving of notice, passage of time or fulfilment of any condition would become an Event of Default.

              PRINCIPAL SUM means $100,000,000 or, where the context requires, the balance of that amount remaining outstanding.

              PUBLIC AUTHORITY includes the Crown, any government and any governmental, semi-governmental, public, administrative, regulatory or judicial entity. It includes a Minister, a statutory corporation, a self-regulatory organisation or supervisory authority established by statute and any stock or futures exchange.

              RELATED BODY CORPORATE has the same meaning as is given to that expression in the Corporations Law.

              RELATED ENTITY means any body corporate or trust in respect of which the Borrower can exercise at least 50% of the votes at any general meeting of the entity in its capacity as trustee of the Trust.

              REPAYMENT DATE means the fifth anniversary of the date of this deed or such other date as the Lender and the Borrower may agree to in writing.

              SECOND ADVANCE means an amount of $20,000,000.

              SECURITY INTEREST includes a mortgage, charge, lien or pledge or any other right by way of security (including a right of set-off in respect of a deposit or a right to retain funds the subject of a flawed deposit arrangement) of a creditor to have its claims satisfied before other creditors with or from the proceeds of any asset.

              SENIOR DEBT means, at any time, the aggregate amount of all the debt finance liabilities of the Trust and any corporation or trust which the Trust and the PHF 1 Trust together, whether directly or indirectly, control, on a consolidated basis but excluding any:

              (a) amounts owing to any Unitholder or PHF 1 Unitholder, AMP Associate or Omega Associate (unless such amounts are owed pursuant to a person's participation in an issue of commercial paper or similar instruments in the debt capital markets anywhere in the world by the Sub-trust);

              (b) non-recourse debt, being debt without recourse to the personal covenants of the Borrower;

              (c) amount owing to any corporation or trust which the Trust and the PHF 1 Trust together, whether directly or indirectly, control;

              (d) amount being liabilities incurred in the ordinary course of carrying on business which is not characterised as a borrowing;

              (e)  agreements in the nature of finance or operating leases; and

              (f) liabilities which are the subject of a security interest over cash, but only to the extent of the amount of cash actually on deposit and the subject of such security interest from time to time.

              SUBSCRIPTION AGREEMENTS means:

              (a) the subscription deed dated on or about the date of this agreement between the Borrower, PHF, Omega Worldwide, Inc. and the Lender; and

              (b) the subscription deed dated on or about the date of this agreement between the PHF No.1 Management Pty Limited, PHF, Omega Worldwide, Inc. and the Lender.

              TOTAL GROUP TANGIBLE ASSETS means, at any time, the aggregate book values of all assets (other than intangible assets) of the Trust and PHF 1 Trust and any corporation or trust which the Trust and the PHF 1 Trust together, whether directly or indirectly, control, on a consolidated basis, but does not include cash on deposit which is the subject of a security interest.

              TRUST means the Principal Healthcare Finance Unit Trust No.2 established by the Trust Deed.

              TRUST DEED means the deed dated 27 May 1998 between the Borrower as trustee and PHF No.2 Pty Limited as original unit holder as amended on 29 January 1999.

              UNITHOLDER means the holder of a unit in the Trust, and includes all related entities (as that term is defined in the Corporations
              Law) of such a person.

              WARRANTORS means the Borrower and Omega.

1.2           INTERPRETATION

1.2.1         A reference to:

              (a) a business day means a day other than Saturday or Sunday during which banks are open for general banking business in New South Wales;

              (b) this deed includes the recitals of and any schedules, annexures or exhibits to this deed and where amended or varied means this deed as so amended or varied;

              (c)  a receiver includes a manager and receiver and manager;

              (d)  a liquidator includes a provisional liquidator;

              (e) a clause or a schedule means a clause of or schedule to this deed;

              (f)  a group of persons includes any one or more of them; and

              (g) any thing or amount is a reference to the whole and each part of it.

1.2.2         Unless the context otherwise requires, a word which denotes:

              (a)  the singular includes the plural and vice versa;

              (b)  any gender includes the other genders; and

              (c) a person includes an individual, a body corporate and a government.

1.2.3 Unless the context otherwise requires, where any word or phrase is given a defined meaning in this deed, any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning.

1.3           JOINT AND SEVERAL

              Any agreement, warranty, representation or obligation which binds or benefits two or more persons under this deed binds or benefits those persons jointly and severally.

1.4           SUCCESSORS AND ASSIGNS

              A person includes the trustee, executor, administrator, successor in title and assign of that person.

1.5           HEADINGS AND TABLE OF CONTENTS

              Headings and the table of contents must be ignored in the interpretation of this deed.

1.6           REFERENCES TO AND CALCULATIONS OF TIME

1.6.1         A reference to:

              (a) a time of day means that time of day in the state or territory whose laws apply in the construction of this deed;

              (b) a day means a period of time commencing at midnight and ending 24 hours later; and

              (c) a month means a calendar month which is a period commencing at the beginning of a day of one of the 12 months of the year and ending immediately before the beginning of the corresponding day of the next month or, if there is no such corresponding day, ending at the expiration of the next month.

1.6.2 Where a period of time is specified, dates from a given day or the day of an act or event must be calculated exclusive of that day.

1.6.3 Where something is done or received after 5.00pm on any day it will be deemed to have been done on the following day.

1.6.4 A provision of this deed which has the effect of requiring anything to be done on or by a date which is not a business day must, unless the context otherwise requires, be interpreted as if it required it to be done on or by the immediately following business day.

1.7           CORPORATE RELATIONSHIPS

              A reference to a person being associated with another person or a company being related to or the subsidiary of another corporation or being a holding company has the same meaning as in the Corporations Law.

2.            ADVANCE OF PRINCIPAL SUM

2.1           ADVANCES TO BORROWER

2.1.1         The aggregate amount of the Advances must not exceed the Principal
              Sum.

2.1.2 The Lender will advance and the Borrower will accept the First Advance on the date of this deed.

2.2           SECOND ADVANCE

2.2.1 The Borrower may request from the Lender the Second Advance by delivering a drawdown notice to the Lender in the form of Schedule 1 (SECOND ADVANCE DRAWDOWN NOTICE).

2.2.2 The Borrower may deliver to the Lender a Second Advance Drawdown Notice at any time on or before the date that is 6 months after the date of this deed.

2.2.3 If the Borrower delivers to the Lender a Second Advance Drawdown Notice, the Lender must advance to the Borrower the Second Advance within three business days of the receipt of that Second Advance Drawdown Notice unless:

              (a) an Event of Default or Potential Event of Default has occurred and has not been rectified or waived by the Lender; or

              (b) Senior Debt exceeds 70% of Total Group Tangible Assets and this condition has not been waived by the Lender.

2.3           FURTHER ADVANCES

2.3.1 The Borrower may request a Further Advance by delivering a drawdown notice to the Lender in the form of Schedule 2 (FURTHER ADVANCE DRAWDOWN NOTICE).

2.3.2 The Lender must advance to the Borrower each Further Advance within three business days of determining that the Further Advance Conditions have been met. The Lender may elect to waive any or all of Further Advance Conditions (b), (c) and (d).

2.3.3         The Further Advance Conditions are:

              (a) the parties have agreed the interest rate applicable to the Further Advance which must be determined based on market rates and lease yields at the time of funding;

              (b)  each further advance must be for a minimum of $1,000,000;

              (c) no Event of Default or Potential Event of Default has occurred which has not been rectified or waived by the Lender ; and

              (d)  Senior Debt does not exceed 70% of Total Group Tangible
                   Assets.

2.4           APPLICATION TO APPROVED PURPOSE

              The Borrower must apply advances of the Principal Sum to an Approved Purpose.

3.            REPAYMENT OF BORROWER'S DEBT

3.1           REPAYMENT

              Subject to the provisions of this deed, the Borrower must pay to the Lender all money comprising the Borrower's Debt on the Repayment Date.

3.2           PREPAYMENT

              The Borrower may, with the approval of the Borrower's board of directors, prepay all or part of the Principal Sum, without penalty, on any business day provided that the Borrower gives the Lender 3 days' written notice of its intention to make such prepayment.

4.            INTEREST

4.1           CALCULATION OF INTEREST

4.1.1 Interest on the unrepaid amount of the Advances advanced to the Borrower will accrue from day to day and be computed on a daily basis on a year of 365 days.

4.1.2 The rate of interest for the First and Second Advances will be the Applicable Rate.

4.1.3 The rate of interest for any Further Advances will be the determined by the parties prior to the making of each Further Advance.

4.2           PAYMENT OF INTEREST

              The Borrower must pay to the Lender:

              (a) the interest accrued in each 6 month period beginning on the date of this agreement in accordance with clause 4.1 on the first business day of the calendar month following the end of that period; and

              (b) on the Repayment Date, interest accrued in accordance with clause 4.1 during the 6 month period ending on the Repayment Date that has not been paid to the Lender in accordance with paragraph (a).

4.3           PAYMENT OF INTEREST ON OVERDUE INTEREST

4.3.1 Interest not paid when due will as at the due date for its payment be capitalised.

4.3.2 Payment of any amount of interest capitalised under clause 4.3.1 is not waived or postponed because of such capitalisation and the Borrower will continue to be in default in respect of such payment.

4.4           INTEREST ON OTHER MONEY

              The Borrower must on demand pay interest calculated at the Applicable Rate on daily balances of any money comprised in the Borrower's Debt which does not otherwise bear interest under this deed from the date it was outlaid or paid by the Lender or first became due to the Lender to the date of its payment.

4.5           PLACE FOR PAYMENT OF INTEREST

              The Borrower must pay all interest instalments directly into such account as the Lender may nominate to the Borrower from time to time or if no account is nominated then to the address set out in
              Schedule 3.

5.            GENERAL PAYMENT PROVISIONS

5.1           PAYMENT BY 2.00PM WITHOUT DEDUCTION OR SET OFF

5.1.1 All payments required to be made by the Borrower under this deed must be made to the Lender in full in immediately available funds prior to 2.00pm on the relevant due date (or any earlier time specified) without any deduction.

5.1.2 The Borrower irrevocably and unconditionally waives any right of set off, combination or counterclaim in relation to any such payments.

5.2           CREDIT FOR PAYMENT

5.2.1 The Borrower will be given credit for a payment only upon its actual receipt by the Lender in immediately available funds in the currency in which it is due.

5.2.2 Subject to any obligation to make payment by an earlier time, if payment is received by the Lender on a day which is not a business day or after 2.00pm (at the place payment is due to be made) on any business day, the Lender may refuse to credit receipt until the next business day in which case the Borrower must pay interest on that amount until the receipt is so credited.

5.3           APPLICATION OF PAYMENTS

5.3.1 The Borrower irrevocably waives its right to determine the appropriation of any money paid to the Lender. All payments will be applied at the sole election of the Lender and any rule determining application of payments does not apply. If the Lender has not made an election it will be deemed to have applied payments in the manner and against such money which is payable, as is in its best interests.

5.3.2 Any money received by the Lender from the Borrower in excess of money then presently or contingently payable under this deed must be returned to the Borrower on written request. If the Borrower does not make such a request, the Lender may place such money in an interest bearing suspense account (determined in the sole discretion of the Lender) and apply it against money owing under this deed as it becomes presently payable. Money in the suspense account belongs to the Lender. Upon payment in full of the Borrower's Debt and the Lender being satisfied that no further money will become owing by the Borrower, the Lender will pay to the Borrower (as a debt due) an amount equal to the balance of the suspense account (including any accrued interest, less any costs, expenses and government taxes, duties or charges payable in respect of that account).

5.4           SET OFF AGAINST OTHER ACCOUNTS

              The Borrower irrevocably authorises the Lender at any time, after the occurrence of an Event of Default (without notice to the Borrower) to deduct from, set off against, or combine with any amount in any currency standing to the credit of any account of the Borrower with the Lender or any related corporation of the Lender in or towards satisfaction of any sum at any time due and payable by the Borrower under this deed. The Lender has no obligation to exercise any rights under this clause. These rights are in addition to any of the Lender's rights under general law.

5.5           PAYMENT IN WRONG CURRENCY

              If the Lender receives a payment of money from the Borrower in a currency other than that in which that payment is due, the Borrower will be given credit:

              (a) by reference to the spot rate or rates at which the Lender is able to directly or indirectly purchase the currency in which that payment is due;

              (b) for the amount of the correct currency purchased after deducting the costs of conversion; and

              (c) on the date of settlement of the conversion into the currency in which that payment is due.

5.6           PLACE FOR PAYMENT OF MONEY

              Subject to any express written agreement to the contrary and clause 4.5, all payments required to be made by the Borrower under this deed must be paid to the Lender at the place notified to the Borrower or, in the absence of such notice, at the Lender's address as set out in Schedule 3.

6.            OPTIONS

6.1           FIRST ADVANCE

              Upon the making of the First Advance, the Borrower must procure that there is granted to the Lender 2, 500,000 Options on the Option Terms.

6.2           SECOND ADVANCE

              Upon the making of the Second Advance, the Borrower must procure that there is granted to the Lender 2, 500,000 Options on the Option Terms.

7.            TRUST PROVISIONS

7.1           APPLICATION OF CLAUSE 7

              This clause 7 applies where the Borrower has entered into this deed as the trustee of a trust.

7.2           WARRANTIES RELATING TO THE TRUST

              The Warrantors warrant to the Lender at the date of this agreement:

              (a) that a true and complete copy of the Trust Deed has been supplied to the Lender;

              (b) that the Trust is validly created and subsisting and no circumstances exist pursuant to which it may be determined and no date for the vesting of any of the trust fund has been appointed other than as may be set out in the Trust Deed;

              (c) that the Borrower is validly appointed the sole trustee of the Trust, is not in breach of its obligations as trustee and no circumstances exist pursuant to which it may be removed;

              (d) that this deed is duly executed and granted pursuant to and in proper exercise of the powers of the Borrower as trustee of the Trust and all formalities required by the Trust Deed in connection with this deed have been complied with;

              (e) that the execution and performance of this deed and the borrowing of an amount up to the Principal Sum is for a proper purpose of and provides commercial benefit to the Trust;

              (f) that the Borrower is entitled to be fully indemnified out of the assets of the Trust in respect of its liability for the Borrower's Debt; and

              (g) subject to the same limits in clause 4.4 to 4.15 of the Subscription Agreements, each of the warranties in schedule 3 of the Subscription Agreements.

7.3           SPECIFIC PROHIBITIONS RELATING TO THE TRUST

              The Borrower must not, without the Lender's consent:

              (a) cause the Trust to be determined or a vesting date to be appointed;

              (b) do anything which adversely affects the Borrower's right of indemnity against the Trust assets;

              (c) delegate any powers of the Borrower as trustee of the Trust or exercise any power of appointment.

7.4           BORROWER'S RIGHT OF INDEMNITY

              Without limiting any right of subrogation the Lender may have, the Borrower must at the Lender's request exercise the Borrower's right of indemnity against Trust assets to enable payment of the Borrower's Debt to the Lender.

7.5           LENDER TO HAVE DIRECT ACCESS TO TRUST ASSETS

              The Borrower grants the Lender direct access and recourse to the Trust assets to satisfy its obligations under this deed. This right is separate to and independent of the Lender's other rights including, without limitation, its rights under clause 7.5.

7.6           NEW TRUSTEES

              The Borrower must procure that any person who becomes a trustee of the Trust (whether in replacement of or addition to the Borrower) enters into a deed with the Lender whereby it agrees to perform the obligations of the Borrower under this deed.

8.            BORROWER'S LIABILITY LIMITED

8.1 The Borrower enters into this deed only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this deed is limited to and can be enforced against the Borrower only to the extent to which it can be satisfied out of property of the Trust out of which the Borrower is actually indemnified for the liability. This limitation of the Borrower's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Borrower in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed.

8.2 The Lender may not sue the Borrower in any capacity other than as trustee of the Trust, including seek the appointment of a receiver (except in relation to property of the Trust), a liquidator, an administrator or any similar person to the Borrower or prove in any liquidation, administration or arrangement of or affecting the Borrower (except in relation to property of the Trust).

8.3 The provisions of this clause 8 shall not apply to any obligation or liability of the Borrower to the extent that it is not satisfied because under the trust deed establishing the Trust or by operation of law there is a reduction in the extent of the Borrower's indemnification out of the assets of the Trust, as a result of the Borrower's fraud, negligence, wilful default or breach of trust.

8.4 No act or omission of the Borrower will be considered fraud, negligence, wilful default or breach of trust of the Borrower for the purpose of clause 8.3 to the extent to which the act or omission relates to any dealing or transaction whatsoever with or in connection with a Related Entity.

9.            WARRANTIES AND INDEMNITIES

9.1           WARRANTIES

9.1.1 The Warrantors warrant to the Lender that as at the date of this agreement:

              (a) the Borrower has obtained all necessary consents and complied with all internal procedures in relation to the execution and performance of this deed;

              (b) it has the power and the right to carry on its business, and to enter into and exercise its rights and perform its obligations under this deed; and

              (c) its execution and performance of this deed does not and will not:

                   (i) conflict with or violate any law, judgment, ruling, order, document or agreement that binds it (including its constituent documents); or

                   (ii) result in a Security Interest being created on, or
                        crystallising over, any of its assets.

9.1.2 The Warrantors warrant to the Lender that as at the date of this agreement and at the date specified in each Second Advance Drawdown Notice and Further Advance Drawdown Notice:

              (a) no Event of Default or Potential Event of Default has occurred or is likely to occur to the best of the Borrower's knowledge;

              (b)  it is properly registered and validly exists;

              (c) it has complied with all laws and Authorisations applicable to it or its business where failure to do so would have or be likely to have a Material Adverse Effect; and

              (d)  it is solvent.

9.2           INDEMNITIES

              The Warrantors indemnify the Lender against all actions, claims, demands, losses, damages, liabilities, costs and expenses of any nature sustained or incurred at any time by the Lender arising directly or indirectly from:

              (a) a failure by the Borrower to pay the Borrower's Debt when payable or comply with any other obligation owed to the Lender under this deed;

              (b) the Lender seeking to recover the Borrower's Debt from any other person liable to pay it;

              (c) a warranty in this deed being incorrect in any material respect;

              (d) judgment being given for the Borrower's Debt in a currency other than that in which the Borrower's Debt is due;

              (e) the rate of interest applying to a judgment debt being less than that applying to the original obligation to pay the Borrower's Debt in respect of which judgment was obtained;

              (f) a claim that a payment, obligation, settlement, transaction, conveyance or transfer in connection with the Borrower's Debt (or money which would be Borrower's Debt if the claim was invalid) is void or voidable under any law relating to insolvency, bankruptcy or the protection of creditors or for any other reason being upheld conceded or compromised;

              (g) the Lender acting as the Borrower's attorney or providing any indemnity to any person so acting;

              (h) the Lender paying (whether or not under a legal obligation) any loss, cost or expense incurred by any officer, employee, agent or consultant of the Lender in connection with this deed; or

              (i) the Lender acting on any notice, request, direction or instruction given by or on behalf of the Borrower at any time in connection with this deed.

10.           UNDERTAKINGS

10.1          GENERAL UNDERTAKINGS

              As long as any Borrower's Debt is outstanding, the Borrower undertakes to the Lender that it will:

              (a) (FINANCIAL INFORMATION): provide to the Lender, as soon as practicable and, in any event, not later than 120 days after the close of each of its financial years, a copy of its audited (or unaudited if it is exempt from the requirement to produce audited accounts) balance sheet and trading and profit and loss account for that financial year in both cases certified as correct by a properly qualified auditor approved by the Borrower;

              (b) (AUSTRALIAN SECURITIES & INVESTMENTS COMMISSION): promptly and, in any event, within 5 business days of giving such documents or receiving such notifications, give the Lender copies of all documents lodged by it with the Australian Securities & Investments Commission (such as its annual return and any notification of change to office holders) and copies of any notification received by it from the Australian Securities & Investments Commission relating to or alleging an offence by the Borrower or any of its officers;

              (c) (STOCK EXCHANGE): if the Borrower is listed on a stock exchange, promptly and, in any event, within 5 business days of giving such documents or receiving such notifications, give the Lender copies of:

                   (i) any release made or notification given to that stock exchange by the Borrower; and

                   (ii) any notification from that stock exchange relating to or alleging an offence or breach of its rules;

              (d) (OTHER INFORMATION): provide the Lender with such other financial and other information in relation to the Borrower and any business carried on by the Borrower as the Lender may from time to time require;

              (e) notify the Lender, with reasonable details, as soon as it becomes aware of an Event of Default or Potential Event of Default and (if applicable) the steps taken or proposed to be taken to remedy it.

10.2          FINANCIAL COVENANT

              The Borrower undertakes that at all times Senior Debt will not exceed 70% of Total Group Tangible Assets.

10.3          PROVISION OF INFORMATION

              The Borrower will be deemed to have complied with any obligation to provide information to the Lender if that information is provided to the Lender or an AMP Associate in its capacity as a Unitholder of the Trust.

11.           EVENTS OF DEFAULT

11.1          LENDER'S RIGHT TO DEMAND PAYMENT OF BORROWER'S DEBT UPON EVENT OF
              DEFAULT

              Following the happening of an Event of Default, the Borrower must, if the Lender (in its absolute discretion and at any time irrespective of delay) so demands, immediately pay to the Lender the whole of the Borrower's Debt.

11.2          NO NEED FOR NOTICE OF DEMAND OR TIME TO PAY

              The Borrower is not entitled to any notice of any demand under clause 11.1 or any period within which to pay under any such demand.

11.3          EVENTS OF DEFAULT

              An Event of Default occurs if:

              (a) the Borrower fails to pay when payable any Borrower's Debt or any other money which the Borrower is at any time liable to pay to the Lender;

              (b) [subject to paragraph (a), ]the Borrower defaults in a material way in the performance or observance of any obligation owed or undertaking given to the Lender which is not payment of money and, to the extent that that default is capable of remedy within 5 business days, it continues for 5 business days after written notice from the Lender requiring its remedy;

              (c) a warranty, representation, answer to requisition or statutory declaration made or given by or on behalf of the Borrower in connection with this deed is at any time found to be materially incorrect or materially misleading;

              (d)  any of the following occurs in respect of the Borrower or
                   PHF:

                   (i) an application is made, proceedings are initiated or a meeting (whether of shareholders, creditors or directors) is called with a view to winding it or any part of its undertaking up or placing it or any part of its undertaking under administration;

                   (ii)  a receiver, liquidator or administrator is appointed;

                   (iii) a compromise or arrangement of the kind referred to in part 5.1 of the Corporations Law is proposed;

                   (iv) an application is made or an action is initiated with a view to cancelling its registration or appointing an inspector or other officer to investigate any of its affairs pursuant to any legislation;

                   (v) it is, or is or may be deemed within the meaning of any applicable law to be, insolvent or unable to pay its debts; or

                   (vi) circumstances exist which would enable a court upon application to order its winding up pursuant to section 461 of the Corporations Law;

              (e) distress is lawfully levied or a judgement or order is enforced or executed on or against any asset of the Borrower or any of those assets are attached to answer any judgement debt and the relevant distress, judgment or order is not satisfied within 28 days;

              (f) a judgment for an amount in excess of 10% of the Principal Sum is entered in any court against the Borrower and not satisfied, appealed or set aside within 28 days;

              (g) the Borrower fails to materially comply with a condition attaching to a consent or approval issued by the Lender in the context of this deed;

              (h) in the Lender's opinion there is any change in the activities of the Borrower which could have a Material Adverse Effect;

              (i)  the Borrower fails to comply with clause 10.2; or

              (j) without limiting the operation of any other Event of Default, any other event occurs or circumstance arises, financial or otherwise, which is likely to have a Material Adverse Effect.

11.4          NOTIFICATION OF EVENTS OF DEFAULT

              The Borrower must immediately notify the Lender of the occurrence or likely occurrence of any Event of Default or Potential Event of Default.

11.5          UNDERTAKING TO PREVENT EVENTS OF DEFAULT

              The Borrower must prevent the occurrence of an Event of Default.

12.           LENDER AS ATTORNEY FOR BORROWER

12.1          APPOINTMENT

              For valuable consideration, the Borrower irrevocably appoints the Lender, the directors and secretary of the Lender and any employee whose title includes the word "manager" severally its attorneys with full power in the name of the Borrower or the attorney to:

              (a) do all acts, matters and things and execute all documents which the attorney considers desirable or expedient:

                   (i) for the due performance of any obligation of the Borrower under this deed; and

                   (ii) for more effectively securing to the Lender the due
                        performance of the Borrower's obligations under this deed;

              (b) complete any blanks and correct any manifest errors in this deed and register this deed; and

              (c) following the occurrence of an Event of Default, do anything which the Lender or any receiver appointed by the Lender may do by law.

12.2          ATTORNEY MAY ACT NOTWITHSTANDING CONFLICT

              An attorney appointed under clause 12.1 may act notwithstanding any conflict of interest.

13.           COSTS AND DUTIES

13.1          BORROWER TO PAY ALL COSTS

              The Borrower must pay to the Lender on demand all costs and expenses (including legal costs on a full indemnity basis and out of pocket expenses) properly and reasonably incurred by the Lender and any officer of the Lender acting as attorney under this deed in connection with:

              (a) the occurrence of an Event of Default or Potential Event of Default and the assessment of the Lender's rights and duties;

              (b) the assessment of the Borrower's position following the occurrence of an Event of Default or Potential Event of Default.

13.2          BORROWER TO REIMBURSE FID AND OTHER TRANSACTION TAXES

              The Borrower must reimburse the Lender all sums of financial institutions duty and other duties, taxes or imposts incurred or payable by the Lender in relation to the Principal Sum or receipt of the Borrower's Debt and any other transaction pursuant to this deed.

13.3          BORROWER TO PAY STAMP AND OTHER DUTIES

              The Borrower must pay immediately upon demand by the Lender and in any case by their due date all stamp, loan security and other duties, imposts, taxes and levies arising directly or indirectly in relation to this deed or any transaction contemplated or evidenced by or variation of this deed. The Borrower must immediately reimburse the Lender against any such duties, imposts, taxes and levies paid by the Lender.

14.           NOTICES

14.1          MODE OF GIVING DEMAND OR NOTICE

              Any statement, demand or notice to the Borrower will be effectively signed on behalf of the Lender if it is executed or signed by the Lender, any director or secretary of the Lender, any employee whose title includes the word "manager", the Lender's solicitor or any person authorised by any of the above.

14.2          SERVICE OF DEMAND OR NOTICE

              In addition to effecting service pursuant to any statute, any statement, demand or notice to any party may be validly served for the purposes of this deed by being delivered or sent by registered post to the address of the addressee or sent by facsimile to the facsimile number of the addressee. The address and facsimile numbers of the parties for the purposes of this clause are those set out in Schedule 3 or such others as are from time to time notified in writing by one party to the other party. Service pursuant to this clause is taken to be effected:

              (a)  where delivered, upon actual delivery;

              (b) where sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient, except where actual delivery is made or the facsimile is sent after 4.30pm or on a day which is not a business day. In such cases service will be deemed to be effected at 9.00am on the immediately following business day.

15.           GENERAL

15.1          LENDER MAY DEAL WITH RIGHTS UNDER THIS DEED

15.1.1 The Lender may at any time sell, assign, transfer, negotiate, grant participations in or otherwise dispose of or deal with all or any part of its interest in this deed, or the Borrower's Debt to an AMP Associate. The Borrower must at any time at the request of the Lender execute and deliver to the Lender or to such person as the Lender may specify all documents as the Lender may reasonably require to effect such purpose.

15.1.2 The Lender may not sell, assign, transfer, negotiate, grant participations in or otherwise dispose of or deal with all or any part of its interest in this deed, or the Borrower's Debt other than in accordance with clause 15.1.1 without the Borrower's written consent.

15.1.3 The Lender may without notice to the Borrower disclose information relating to the Borrower or the Borrower's Debt in connection with a genuine proposal to assign any interest in the Borrower's Debt or this deed.

15.1.4 The Borrower may assign, novate or otherwise dispose of its rights under this deed to an Omega Associate, but may not assign, novate or otherwise dispose of its rights under this deed to any other person without the Lender's written consent.

15.2          OBLIGATIONS NOT AFFECTED BY DELAY OR WAIVER

              Unless expressly waived in writing by the Lender, any omission, delay or waiver by the Lender does not affect the obligations of the Borrower or the rights of the Lender under this deed.

15.3          NO MORATORIUM

              The provisions of any legislation postponing payment of money, reducing or fixing rates of interest or purporting to curtail or restrict any rights of the Lender are to the extent that it is lawful expressly excluded from application to this deed.

15.4          TIME OF THE ESSENCE

              The Borrower and the Lender agree that time is of the essence in relation to the performance of their obligations under this deed.

15.5          LENDER'S CONSENTS

15.5.1 Where the Lender's consent or approval is required pursuant to this deed:

              (a) unless otherwise expressed it may in the Lender's discretion (and whether or not acting reasonably) be withheld or given subject to terms or conditions; and

              (b) it is not valid unless expressly given in writing by the Lender.

15.5.2 Any consent given under this deed is not deemed to be consent in the context of any other agreement. Nothing in this deed can require the Lender to give its consent in the context of any other agreement.

15.5.3 The Borrower must comply with the terms and conditions of any consent.

15.5.4 The Borrower agrees that the Lender (and the Lender's employees and consultants) owes no duty of care to the Borrower in issuing any consent or approval and that in determining whether to proceed with the thing consented to or approved the Borrower must rely entirely on its own judgment and the advice of its own employees and consultants.

15.6          SEVERABILITY OF PROVISIONS

              Every provision of this deed is independent of the others. Any provision which is prohibited or unenforceable in any jurisdiction is to the extent of the prohibition or unenforceability deemed removed without invalidating the remaining provisions.

15.7          APPLICABLE LAW

              This deed is governed by the laws from time to time in force in New South Wales. The parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the court system of New South Wales.

                                   SCHEDULE 1

                         SECOND ADVANCE DRAWDOWN NOTICE



To:          AMP Life Limited, ACN 079 300 379

From:        PHF No.1 Pty Limited, ACN 082 747 313

Date:        ##

                                 DRAWDOWN NOTICE

             DEED OF LOAN DATED ## 1999 BETWEEN PHF NO.1 PTY LIMITED IN ITS CAPACITY AS TRUSTEE OF THE PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO.2 AND AMP LIFE LIMITED ("DEED OF LOAN")

Dear Sirs

In accordance with clause 2.2.2 of the Deed of Loan we hereby request the Lender to make the Second Advance.

Terms used in this Drawdown Notice and defined in the Deed of Loan have the same meaning as in the Deed of Loan.

Details of the proposed Second Advance are as follows:

(a)          Amount:  $20,000,000.

(b)          Drawdown Date: ## 1999

For and on behalf of

PHF No.1 Pty Limited





-----------------------

                  Authorised signatory of PHF No.1 Pty Limited

                                   SCHEDULE 2

                         FURTHER ADVANCE DRAWDOWN NOTICE



To:          AMP Life Limited, ACN 079 300 379

From:        PHF No.1 Pty Limited, ACN 082 747 313

Date:        ##



                                 DRAWDOWN NOTICE

             DEED OF LOAN DATED ## 1999 BETWEEN PHF NO.1 PTY LIMITED IN ITS CAPACITY AS TRUSTEE OF THE PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO.2 AND AMP LIFE LIMITED ("DEED OF LOAN")

Dear Sirs

In accordance with clause 2.3.1 of the Deed of Loan we hereby request the Lender to make a Further Advance.

Terms used in this Drawdown Notice and defined in the Deed of Loan have the same meaning as in the Deed of Loan.

Details of the proposed Further Advance are as follows:

(a)          Amount:  $##.

(b)          Drawdown Date: ##



For and on behalf of

PHF No.1 Pty Limited





-----------------------

Authorised signatory of PHF No.1 Pty Limited

                                   SCHEDULE 3

                               SERVICE OF NOTICES

Borrower

Address: c/- Omega (Australia) Pty Limited, Suite 1601, 227 Elizabeth Street, Sydney, NSW, 2000

Attention:           Kevin Moss

Fax No:              (02) 9267 0955

cc: Omega Worldwide, Inc., 900 Victors Way, Suite 345, Ann Arbor, Michigan, 48108, USA

Attention:    Essel W Bailey

Fax No:              0019 1 734 887 0301



cc:                  Omega (UK) Ltd 145 Cannon Street, London, EC4N 5BP

Attention:           Jim Flaherty/ John Storey

Fax No:              0019 44 171 929 3555



cc:                  Phillips Fox, 255 Elizabeth Street, Sydney, NSW, 2000

Attention:           Robert Tobias/Bill Chapman

Fax No:              (02) 9283 4144



Lender

Address:             AMP Life Limited

                     C/- AMP Asset Management Australia Pty Limited

                     Level 21, 33 Alfred Street Sydney 2000

                     Attention: Property Asset Manager No.1 Fund

Fax No:              9257 9367

EXECUTED AS A DEED

Signed,  sealed and  delivered  by the  attorney  of PHF NO.1 PTY
LIMITED under power of attorney  registered Book ------------  No
------------ in the presence of:



-------------------------------     --------------------------------
Signature of witness                Signature of attorney



-------------------------------     --------------------------------
Name of witness (print)             Name of attorney (print)


Signed, sealed and delivered by the attorney of OMEGA WORLDWIDE, INC. under power of attorney registered Book ------------ No
------------ in the presence of:



-------------------------------     --------------------------------
Signature of witness                Signature of attorney



-------------------------------     --------------------------------
Name of witness (print)             Name of attorney (print)


Signed by the joint attorneys of AMP Life Limited under power of attorney registered Book ------------- No ------------ in the presence of:



-------------------------------     --------------------------------
Signature of witness                Signature of first attorney



-------------------------------     --------------------------------
Name of witness (print)             Name of first attorney (print)




----------------------------        --------------------------------
Signature of witness                Signature of second attorney

----------------------------        --------------------------------
Name of witness (print)             Name of second attorney (print)

                            SCHEDULE 5



          PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1



                      TERMS OF 2004 OPTIONS



1.            DEFINITIONS AND INTERPRETATION

1.1           Where commencing with a capital letter:

              ASSOCIATE means a Related Body Corporate of AMP and trusts and funds managed by AMP or a Related Body Corporate of AMP.

              BUSINESS DAY means any day that is not a Saturday, Sunday or a New South Wales public holiday.

              DIRECTORS means the directors for the time being of the Trustee.

              EXERCISE NOTICE means a notice in the form of Schedule 1 to these terms as varied from time to time by the Directors.

              EXERCISE PRICE means, in respect of an Option, $4.00.

              FAIR VALUE means the value of an Option determined in accordance with clause 7.

              LOAN AGREEMENT means the deed of loan dated on or about 1 April 1999 between PHF No.1 Pty Limited, AMP Life Limited and Omega Worldwide, Inc.

              OPTION means an option to acquire a Unit referred to on the front of this certificate.

              OPTION CERTIFICATE means this certificate.

              OPTION EXERCISE PERIOD means, in respect of an Option, the period from the date on which the Option is granted to 5pm on the Repayment Date.

              OPTION HOLDER means the holder of an Option.

              PHF 2 OPTION means an option to acquire a unit in the PHF 2 Trust.

              PHF 2 TRUST means the Principal Healthcare Finance Unit Trust No.2 established by the PHF 2 Trust Deed.

              PHF 2 TRUST DEED means the deed dated 27 May 1998 between PHF No.1 Pty Limited as trustee and PHF No.2 Pty Limited as original unit holder as amended on 29 January 1999.

              REGISTER means the register of options kept by the Trustee.

              RELATED BODY CORPORATE has the same meaning as is given to that expression in the Corporations Law

              REPAYMENT DATE has the same meaning as in the Loan Agreement.

              TRUST DEED means the deed dated 27 May 1998 between Tanoa Pty Limited as trustee and Mindra Pty Limited as original unit holder, as amended on 27 January 1999.

              TRUST means the trust established by the Trust Deed.

              TRUSTEE means the trustee for the time being of the Trust.

              UNIT means a unit created under the provisions of the Trust Deed which has not been redeemed.

              UNIT HOLDERS means the persons registered as holders of Units pursuant to the Trust Deed.

1.2 Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

1.3           Unless the context otherwise requires a word which denotes:

              (a)  the singular denotes the plural and vice versa;

              (b)  any gender denotes the other genders; and

              (c) a person includes an individual, a body corporate, and a government.

1.4           Unless the context otherwise requires a reference to:

              (a) any legislation includes any regulation or instrument made under it and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

              (b) any agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced;

              (c) a rule or schedule is a reference to a rule of or schedule to these terms;

              (d)  a group of persons includes any one or more of them; and

              (e) a thing or amount is a reference to the whole and each part of it.

1.5 A reference to these terms includes any schedules to these terms and where amended means these terms as so amended.

1.6 Headings and the table of contents must be ignored in the interpretation of these terms.

2.            LAPSE OF OPTIONS

              Unless an Option has previously lapsed it lapses on and may not be exercised by the Option Holder after the expiration of the Option Exercise Period in respect of an Option.

3.            EXERCISE OF OPTIONS

3.1 Subject to clause 3.2, an Option which has not lapsed may be exercised at any time during an Option Exercise Period by the Option Holder completing an Exercise Notice and lodging it with the Trustee together with:

              (a) payment for the Units in accordance with the Exercise Notice; and

              (b)  the Option Certificate.

3.2 An Option must not be exercised unless a PHF 2 Option is exercised at the same time. The Trustee will not issue any Unit pursuant to the exercise of an Option unless a corresponding unit in the PHF 2 Trust is issued to the Option Holder at the same time.

3.3 The Trustee will, within 14 days of receipt of an Exercise Notice in accordance with these terms, allot the number of Units referred to in the Exercise Notice.

3.4 Upon allotment of Units in accordance with clause 3.3 the Trustee must in respect of the Option Certificate lodged with the Trustee in accordance with clause 3.1(b):

              (a) if all the outstanding Options have been exercised, cancel the Option Certificate;

              (b) if part only of the outstanding Options have been exercised, endorse the Option Certificate with the number of Options that have been exercised and the number of outstanding Options and return it to the Option Holder.

4.            THE UNITS

4.1 Units issued pursuant to the exercise of an Option rank pari passu in all respects with all other issued Units of the Trust.

4.2 An Option Holder has no interest in Units the subject of his Options until those Options are exercised in accordance with these terms and Units are allotted to the Option Holder pursuant to that exercise.

5.            TRANSFER OF OPTIONS

5.1           TRANSFER WITH CONSENT

5.1.1 Subject to the provisions of this clause 5 and clause 6 no Options may be sold bought or otherwise transferred except with the consent of the Trustee who has absolute and uncontrolled discretion to give or refuse to give consent.

5.1.2 Any purported sale or transfer of Options in contravention of the provisions of this clause is ineffective.

5.2           TRANSFER OF OPTIONS

5.2.1 The Option Holder may not transfer an Option to any person other than an Associate.

5.2.2 The transfer of an Option to an Associate does not require the consent of the Trustee. The Option Holder must give the Trustee at least 3 business days notice of such an intended transfer, and must also notify the Trustee within 3 business days of such a transfer being completed.

5.3           INSTRUMENT OF TRANSFER

5.3.1 A transfer of Options must be in the form set out in schedule 2 or in such other form as the Trustee approves or by any other means which the Trustee may from time to time approve.

5.3.2 Before registration of any transfer of Options pursuant to this certificate the instrument of transfer (if any) will be executed by or on behalf of both the transferor and transferee and will be duly stamped.

5.4           FRACTIONAL OPTIONS PROHIBITED

              Options may only be sold bought or otherwise disposed of or transferred in integral number only.

6.            TRANSMISSION OF OPTIONS

6.1           JOINT HOLDER

              In the case of the death of an Option Holder, the survivors where the deceased was a joint holder and the legal personal representatives of the deceased in all other cases will be the only persons recognised by the Trustee as having any title to the Option.

6.2           TRANSMISSION

6.2.1 Subject to clause 5.5 any person becoming entitled to Options in consequence of death lunacy or insolvency of any Option Holder may upon obtaining the consent of the Trustee to the proposed election and upon such evidence being produced as may from time to time be required by the Trustee, elect either to be registered himself as the holder of the Options or to have some person nominated by him registered as the transferee thereof.

6.2.2 The Trustee will, in either case, have the same right to decline or refuse registration as it would have had in the case of a transfer of the Options of the holder prior to such death lunacy or bankruptcy receivership liquidation official management or other insolvency.

6.2.3 A person entitled to any Option by transmission will be entitled to receive and may give a good discharge for all moneys payable in respect of the Option but except as otherwise provided in this certificate will not be entitled to any of the rights or privileges of an Option Holder unless and until he will become registered in respect of the Option.

7.            UNIT SPLITS, REVERSE UNIT SPLITS AND UNIT DISTRIBUTIONS BY THE
              TRUST

              If the Trustee gives effect to a subdivision or consolidation of Units or makes a distribution payable in Units, then on exercise of an Option, an Option Holder shall be entitled to receive a proportionately greater or lesser number of Units, so that the number of Units which it receives represents the same percentage interest in the Trust as it would have obtained if it had exercised the Option immediately prior to the consolidation or subdivision or distribution.

8.            MISCELLANEOUS

8.1 A notice which is given to a person under these terms may be delivered to the person or posted by ordinary prepaid post to the last known address of the person.

8.2           A notice is deemed to have been received:

              (a)  if delivered to the person, on receipt; and

              (b) if posted by ordinary prepaid post to the person, 3 Business Days after posting.

8.3 Any stamp duty payable on the issue and allotment of a Unit acquired pursuant to the exercise of an Option must be borne by the allottee of the Unit.

8.4 These terms are governed by and must be construed in accordance with the laws of New South Wales.

                                      * * *

                                   SCHEDULE 1

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1

                                  2004 OPTIONS

                                 EXERCISE NOTICE



TO:           PHF No.1 Management Pty Limited, ACN 086 801 041  (COMPANY)



I,
   -----------------------------------------------------------------------------

(full name)



of
   -----------------------------------------------------------------------------

(address)



wish to exercise [   ] 2004 Options (OPTIONS) held by me to acquire [   ] fully
paid Units in the Trust pursuant to the terms of the Options (TERMS).



I enclose:



(a)      a cheque made payable to the Company in the amount of $[   ] being the
Exercise Price for [   ] Options (as defined in the Terms); and



(b) the Option Certificates (as defined in the Terms) in respect of the Options.



Signature:
           --------------------------------------------------------------------


Date:
      -------------------------------------------------------------

                                   SCHEDULE 2

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1

                                  2004 OPTIONS

                               TRANSFER OF OPTIONS



SELLER: ##

ADDRESS: ##

BUYER: ##

ADDRESS: ##

PARTICULARS OF THE OPTIONS:

TRUSTEE OF THE TRUST: PHF No.1 Management Pty Limited, ACN 086 801 041

NUMBER: ##                                     DISTINGUISHING NUMBERS: ##

CLASS: ##                                      OPTION EXPIRY DATE: 1 APRIL 2004

PURCHASE PRICE: $##



The Seller in consideration of the Purchase Price paid or agreed to be paid by the Buyer transfers the Options to the Buyer, subject to the conditions on which the Seller holds the Options at the date of this transfer.

The Buyer agrees to take the Options subject to those conditions.

DATED:

Executed by ## without a common seal acting by:



---------------------------------   ---------------------------------
Signature of authorised person      Signature of authorised person


---------------------------------   ---------------------------------
Office held                         Office held


---------------------------------   ---------------------------------
Name of authorised person (print)   Name of authorised person (print)

                                   SCHEDULE 6



                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 2



                              TERMS OF 2004 OPTIONS



1.            DEFINITIONS AND INTERPRETATION

1.1           Where commencing with a capital letter:

              ASSOCIATE means a Related Body Corporate of AMP and trusts and funds managed by AMP or a Related Body Corporate of AMP.

              BUSINESS DAY means any day that is not a Saturday, Sunday or a New South Wales public holiday.

              DIRECTORS means the directors for the time being of the Trustee.

              EXERCISE NOTICE means a notice in the form of Schedule 1 to these terms as varied from time to time by the Directors.

              EXERCISE PRICE means, in respect of an Option, $4.00.

              FAIR VALUE means the value of an Option determined in accordance with clause 7.

              LOAN AGREEMENT means the deed of loan dated on or about 1 April 1999 between PHF No.1 Pty Limited, AMP Life Limited and Omega Worldwide, Inc.

              OPTION means an option to acquire a Unit referred to on the front of this certificate.

              OPTION CERTIFICATE means this certificate.

              OPTION EXERCISE PERIOD means, in respect of an Option, the period from the date on which the Option is granted to 5pm on the Repayment Date.

              OPTION HOLDER means the holder of an Option.

              PHF 1 OPTION means an option to acquire a unit in the PHF 1 Trust.

              PHF 1 TRUST means the Principal Healthcare Finance Unit Trust No.1 established by the PHF 1 Trust Deed.

              PHF 1 TRUST DEED means the deed dated 27 May 1998 between Tanoa Pty Limited as trustee and Mindra Pty Limited as original unit holder as amended on 27 January 1999.

              REGISTER means the register of options kept by the Trustee.

              RELATED BODY CORPORATE has the same meaning as is given to that expression in the Corporations Law

              REPAYMENT DATE has the same meaning as in the Loan Agreement.

              TRUST DEED means the deed dated 27 May 1998 between PHF No.1 Pty Limited as trustee and PHF No.2 Pty Limited as original unit holder, as amended on 29 January 1999.

              TRUST means the trust established by the Trust Deed.

              TRUSTEE means the trustee for the time being of the Trust.

              UNIT means a unit created under the provisions of the Trust Deed which has not been redeemed.

              UNIT HOLDERS means the persons registered as holders of Units pursuant to the Trust Deed.

1.2 Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

1.3           Unless the context otherwise requires a word which denotes:

              (a)  the singular denotes the plural and vice versa;

              (b)  any gender denotes the other genders; and

              (c) a person includes an individual, a body corporate, and a government.

1.4           Unless the context otherwise requires a reference to:

              (a) any legislation includes any regulation or instrument made under it and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

              (b) any agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced;

              (c) a rule or schedule is a reference to a rule of or schedule to these terms;

              (d)  a group of persons includes any one or more of them; and

              (e) a thing or amount is a reference to the whole and each part of it.

1.5 A reference to these terms includes any schedules to these terms and where amended means these terms as so amended.

1.6 Headings and the table of contents must be ignored in the interpretation of these terms.

2.            LAPSE OF OPTIONS

              Unless an Option has previously lapsed it lapses on and may not be exercised by the Option Holder after the expiration of the Option Exercise Period in respect of an Option.

3.            EXERCISE OF OPTIONS

3.1 Subject to clause 3.2, an Option which has not lapsed may be exercised at any time during an Option Exercise Period by the Option Holder completing an Exercise Notice and lodging it with the Trustee together with:

              (a) payment for the Units in accordance with the Exercise Notice; and

              (b)  the Option Certificate.

3.2 An Option must not be exercised unless a PHF 1 Option is exercised at the same time. The Trustee will not issue any Unit pursuant to the exercise of an Option unless a corresponding unit in the PHF 1 Trust is issued to the Option Holder at the same time.

3.3 The Trustee will, within 14 days of receipt of an Exercise Notice in accordance with these terms, allot the number of Units referred to in the Exercise Notice.

3.4 Upon allotment of Units in accordance with clause 3.3 the Trustee must in respect of the Option Certificate lodged with the Trustee in accordance with clause 3.1(b):

              (a) if all the outstanding Options have been exercised, cancel the Option Certificate;

              (b) if part only of the outstanding Options have been exercised, endorse the Option Certificate with the number of Options that have been exercised and the number of outstanding Options and return it to the Option Holder.

4.            THE UNITS

4.1 Units issued pursuant to the exercise of an Option rank pari passu in all respects with all other issued Units of the Trust.

4.2 An Option Holder has no interest in Units the subject of his Options until those Options are exercised in accordance with these terms and Units are allotted to the Option Holder pursuant to that exercise.

5.            TRANSFER OF OPTIONS

5.1           TRANSFER WITH CONSENT

5.1.1 Subject to the provisions of this clause 5 and clause 6 no Options may be sold bought or otherwise transferred except with the consent of the Trustee who has absolute and uncontrolled discretion to give or refuse to give consent.

5.1.2 Any purported sale or transfer of Options in contravention of the provisions of this clause is ineffective.

5.2           TRANSFER OF OPTIONS

5.2.1 The Option Holder may not transfer an Option to any person other than an Associate.

5.2.2 The transfer of an Option to an Associate does not require the consent of the Trustee. The Option Holder must give the Trustee at least 3 business days notice of such an intended transfer, and must also notify the Trustee within 3 business days of such a transfer being completed.

5.3           INSTRUMENT OF TRANSFER

5.3.1 A transfer of Options must be in the form set out in schedule 2 or in such other form as the Trustee approves or by any other means which the Trustee may from time to time approve.

5.3.2 Before registration of any transfer of Options pursuant to this certificate the instrument of transfer (if any) will be executed by or on behalf of both the transferor and transferee and will be duly stamped.

5.4           FRACTIONAL OPTIONS PROHIBITED

              Options may only be sold bought or otherwise disposed of or transferred in integral number only.

6.            TRANSMISSION OF OPTIONS

6.1           JOINT HOLDER

              In the case of the death of an Option Holder, the survivors where the deceased was a joint holder and the legal personal representatives of the deceased in all other cases will be the only persons recognised by the Trustee as having any title to the Option.

6.2           TRANSMISSION

6.2.1 Subject to clause 5.5 any person becoming entitled to Options in consequence of death lunacy or insolvency of any Option Holder may upon obtaining the consent of the Trustee to the proposed election and upon such evidence being produced as may from time to time be required by the Trustee, elect either to be registered himself as the holder of the Options or to have some person nominated by him registered as the transferee thereof.

6.2.2 The Trustee will, in either case, have the same right to decline or refuse registration as it would have had in the case of a transfer of the Options of the holder prior to such death lunacy or bankruptcy receivership liquidation official management or other insolvency.

6.2.3 A person entitled to any Option by transmission will be entitled to receive and may give a good discharge for all moneys payable in respect of the Option but except as otherwise provided in this certificate will not be entitled to any of the rights or privileges of an Option Holder unless and until he will become registered in respect of the Option.

7.            UNIT SPLITS, REVERSE UNIT SPLITS AND UNIT DISTRIBUTIONS BY THE
              TRUST

              If the Trustee gives effect to a subdivision or consolidation of Units or makes a distribution payable in Units, then on exercise of an Option, an Option Holder shall be entitled to receive a proportionately greater or lesser number of Units, so that the number of Units which it receives represents the same percentage interest in the Trust as it would have obtained if it had exercised the Option immediately prior to the consolidation or subdivision or distribution.

8.            MISCELLANEOUS

8.1 A notice which is given to a person under these terms may be delivered to the person or posted by ordinary prepaid post to the last known address of the person.

8.2           A notice is deemed to have been received:

              (a)  if delivered to the person, on receipt; and

              (b) if posted by ordinary prepaid post to the person, 3 Business Days after posting.

8.3 Any stamp duty payable on the issue and allotment of a Unit acquired pursuant to the exercise of an Option must be borne by the allottee of the Unit.

8.4 These terms are governed by and must be construed in accordance with the laws of New South Wales.

                                      * * *

                                   SCHEDULE 1

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1

                                  2004 OPTIONS

                                 EXERCISE NOTICE



TO:           PHF No.1 Pty Limited, ACN 082 747 313 (COMPANY)



I,
   -----------------------------------------------------------------------------

(full name)



of
   -----------------------------------------------------------------------------

(address)



wish to exercise [   ] 2004 Options (OPTIONS) held by me to acquire [   ] fully
paid Units in the Trust pursuant to the terms of the Options (TERMS).



I enclose:



(a)      a cheque made payable to the Company in the amount of $[   ] being the
Exercise Price for [   ] Options (as defined in the Terms); and



(b) the Option Certificates (as defined in the Terms) in respect of the Options.



Signature:
           --------------------------------------------------------------------


Date:
      -------------------------------------------------------------

                                   SCHEDULE 2

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1

                                  2004 OPTIONS

                               TRANSFER OF OPTIONS



SELLER: ##

ADDRESS: ##

BUYER: ##

ADDRESS: ##

PARTICULARS OF THE OPTIONS:

TRUSTEE OF THE TRUST:  PHF No.1 Pty Limited, ACN 082 747 313

NUMBER: ##                                     DISTINGUISHING NUMBERS: ##

CLASS: ##                                      OPTION EXPIRY DATE: 1 APRIL 2004

PURCHASE PRICE: $##



The Seller in consideration of the Purchase Price paid or agreed to be paid by the Buyer transfers the Options to the Buyer, subject to the conditions on which the Seller holds the Options at the date of this transfer.

The Buyer agrees to take the Options subject to those conditions.

DATED:

Executed by ## without a common seal acting by:



---------------------------------   ---------------------------------
Signature of authorised person      Signature of authorised person


---------------------------------   ---------------------------------
Office held                         Office held



---------------------------------   ---------------------------------
Name of authorised person (print)   Name of authorised person (print)

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1



                              TERMS OF 2004 OPTIONS



1.       DEFINITIONS AND INTERPRETATION

1.1      Where commencing with a capital letter:

         ASSOCIATE means a Related Body Corporate of AMP and trusts and funds managed by AMP or a Related Body Corporate of AMP.

         BUSINESS DAY means any day that is not a Saturday, Sunday or a New South Wales public holiday.

         DIRECTORS means the directors for the time being of the Trustee.

         EXERCISE NOTICE means a notice in the form of Schedule 1 to these terms as varied from time to time by the Directors.

         EXERCISE PRICE means, in respect of an Option, $4.00.

         FAIR VALUE means the value of an Option determined in accordance with clause 7.

         LOAN AGREEMENT means the deed of loan dated on or about 1 April 1999 between PHF No.1 Pty Limited, AMP Life Limited and Omega Worldwide, Inc.

         OPTION means an option to acquire a Unit referred to on the front of this certificate.

         OPTION CERTIFICATE means this certificate.

         OPTION EXERCISE PERIOD means, in respect of an Option, the period from the date on which the Option is granted to 5pm on the Repayment Date.

         OPTION HOLDER means the holder of an Option.

         PHF 2 OPTION means an option to acquire a unit in the PHF 2 Trust.

         PHF 2 TRUST means the Principal Healthcare Finance Unit Trust No.2 established by the PHF 2 Trust Deed.

         PHF 2 TRUST DEED means the deed dated 27 May 1998 between PHF No.1 Pty Limited as trustee and PHF No.2 Pty Limited as original unit holder as amended on 29 January 1999.

         REGISTER means the register of options kept by the Trustee.

         RELATED BODY CORPORATE has the same meaning as is given to that expression in the Corporations Law

         REPAYMENT DATE has the same meaning as in the Loan Agreement.

         TRUST DEED means the deed dated 27 May 1998 between Tanoa Pty Limited as trustee and Mindra Pty Limited as original unit holder, as amended on 27 January 1999.

         TRUST means the trust established by the Trust Deed.

         TRUSTEE means the trustee for the time being of the Trust.

         UNIT means a unit created under the provisions of the Trust Deed which has not been redeemed.

         UNIT HOLDERS means the persons registered as holders of Units pursuant to the Trust Deed.

1.2 Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

1.3      Unless the context otherwise requires a word which denotes:

         (a)  the singular denotes the plural and vice versa;

         (b)  any gender denotes the other genders; and

         (c) a person includes an individual, a body corporate, and a government.

1.4      Unless the context otherwise requires a reference to:

         (a) any legislation includes any regulation or instrument made under it and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

         (b) any agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced;

         (c) a rule or schedule is a reference to a rule of or schedule to these terms;

         (d)  a group of persons includes any one or more of them; and

         (e)  a thing or amount is a reference to the whole and each part of it.

1.5 A reference to these terms includes any schedules to these terms and where amended means these terms as so amended.

1.6 Headings and the table of contents must be ignored in the interpretation of these terms.

2.       LAPSE OF OPTIONS

         Unless an Option has previously lapsed it lapses on and may not be exercised by the Option Holder after the expiration of the Option Exercise Period in respect of an Option.

3.       EXERCISE OF OPTIONS

3.1 Subject to clause 3.2, an Option which has not lapsed may be exercised at any time during an Option Exercise Period by the Option Holder completing an Exercise Notice and lodging it with the Trustee together with:

         (a)  payment for the Units in accordance with the Exercise Notice; and

         (b)  the Option Certificate.

3.2 An Option must not be exercised unless a PHF 2 Option is exercised at the same time. The Trustee will not issue any Unit pursuant to the exercise of an Option unless a corresponding unit in the PHF 2 Trust is issued to the Option Holder at the same time.

3.3 The Trustee will, within 14 days of receipt of an Exercise Notice in accordance with these terms, allot the number of Units referred to in the Exercise Notice.

3.4 Upon allotment of Units in accordance with clause 3.3 the Trustee must in respect of the Option Certificate lodged with the Trustee in accordance with clause 3.1(b):

         (a) if all the outstanding Options have been exercised, cancel the Option Certificate;

         (b) if part only of the outstanding Options have been exercised, endorse the Option Certificate with the number of Options that have been exercised and the number of outstanding Options and return it to the Option Holder.

4.       THE UNITS

4.1 Units issued pursuant to the exercise of an Option rank pari passu in all respects with all other issued Units of the Trust.

4.2 An Option Holder has no interest in Units the subject of his Options until those Options are exercised in accordance with these terms and Units are allotted to the Option Holder pursuant to that exercise.

5.       TRANSFER OF OPTIONS

5.1      TRANSFER WITH CONSENT

5.1.1 Subject to the provisions of this clause 5 and clause 6 no Options may be sold bought or otherwise transferred except with the consent of the Trustee who has absolute and uncontrolled discretion to give or refuse to give consent.

5.1.2 Any purported sale or transfer of Options in contravention of the provisions of this clause is ineffective.

5.2      TRANSFER OF OPTIONS

5.2.1 The Option Holder may not transfer an Option to any person other than an Associate.

5.2.2 The transfer of an Option to an Associate does not require the consent of the Trustee. The Option Holder must give the Trustee at least 3 business days notice of such an intended transfer, and must also notify the Trustee within 3 business days of such a transfer being completed.

5.3      INSTRUMENT OF TRANSFER

5.3.1 A transfer of Options must be in the form set out in schedule 2 or in such other form as the Trustee approves or by any other means which the Trustee may from time to time approve.

5.3.2 Before registration of any transfer of Options pursuant to this certificate the instrument of transfer (if any) will be executed by or on behalf of both the transferor and transferee and will be duly stamped.

5.4      FRACTIONAL OPTIONS PROHIBITED

         Options may only be sold bought or otherwise disposed of or transferred in integral number only.

6.       TRANSMISSION OF OPTIONS

6.1      JOINT HOLDER

         In the case of the death of an Option Holder, the survivors where the deceased was a joint holder and the legal personal representatives of the deceased in all other cases will be the only persons recognised by the Trustee as having any title to the Option.

6.2      TRANSMISSION

6.2.1 Subject to clause 5.5 any person becoming entitled to Options in consequence of death lunacy or insolvency of any Option Holder may upon obtaining the consent of the Trustee to the proposed election and upon such evidence being produced as may from time to time be required by the Trustee, elect either to be registered himself as the holder of the Options or to have some person nominated by him registered as the transferee thereof.

6.2.2 The Trustee will, in either case, have the same right to decline or refuse registration as it would have had in the case of a transfer of the Options of the holder prior to such death lunacy or bankruptcy receivership liquidation official management or other insolvency.

6.2.3 A person entitled to any Option by transmission will be entitled to receive and may give a good discharge for all moneys payable in respect of the Option but except as otherwise provided in this certificate will not be entitled to any of the rights or privileges of an Option Holder unless and until he will become registered in respect of the Option.

7.       UNIT SPLITS, REVERSE UNIT SPLITS AND UNIT DISTRIBUTIONS BY THE TRUST

         If the Trustee gives effect to a subdivision or consolidation of Units or makes a distribution payable in Units, then on exercise of an Option, an Option Holder shall be entitled to receive a proportionately greater or lesser number of Units, so that the number of Units which it receives represents the same percentage interest in the Trust as it would have obtained if it had exercised the Option immediately prior to the consolidation or subdivision or distribution.

8.       MISCELLANEOUS

8.1 A notice which is given to a person under these terms may be delivered to the person or posted by ordinary prepaid post to the last known address of the person.

8.2      A notice is deemed to have been received:

         (a)  if delivered to the person, on receipt; and

         (b) if posted by ordinary prepaid post to the person, 3 Business Days after posting.

8.3 Any stamp duty payable on the issue and allotment of a Unit acquired pursuant to the exercise of an Option must be borne by the allottee of the Unit.

8.4 These terms are governed by and must be construed in accordance with the laws of New South Wales.

                                      * * *

                                   SCHEDULE 1

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1

                                  2004 OPTIONS

                                 EXERCISE NOTICE



TO:      PHF No.1 Management Pty Limited, ACN 086 801 041 (COMPANY)



I,
  ------------------------------------------------------------------------------
(full name)



of
  ------------------------------------------------------------------------------
(address)



wish to exercise [ ] 2004 Options (OPTIONS) held by me to acquire [ ] fully paid Units in the Trust pursuant to the terms of the Options (TERMS).

I enclose:



(a) a cheque made payable to the Company in the amount of $[ ] being the Exercise Price for [ ] Options (as defined in the Terms); and



(b) the Option Certificates (as defined in the Terms) in respect of the Options.



Signature:
          ----------------------------------------------------------------------


Date:
     ---------------------------------------------------------------------------

                                   SCHEDULE 2

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1

                                  2004 OPTIONS

                               TRANSFER OF OPTIONS



SELLER: ##

ADDRESS: ##

BUYER: ##

ADDRESS: ##

PARTICULARS OF THE OPTIONS:

TRUSTEE OF THE TRUST: PHF No.1 Management Pty Limited, ACN 086 801 041

NUMBER: ##                                  DISTINGUISHING NUMBERS: ##

CLASS: ##                                   OPTION EXPIRY DATE: 1 APRIL 2004

PURCHASE PRICE: $##

The Seller in consideration of the Purchase Price paid or agreed to be paid by the Buyer transfers the Options to the Buyer, subject to the conditions on which the Seller holds the Options at the date of this transfer.

The Buyer agrees to take the Options subject to those conditions.



DATED:

Executed by ## without a common seal acting by:


---------------------------------   --------------------------------------------
Signature of authorised person      Signature of authorised person



---------------------------------   --------------------------------------------
Office held                         Office held

---------------------------------   --------------------------------------------
Name of authorised person (print)   Name of authorised person (print)

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 2



                              TERMS OF 2004 OPTIONS



1.       DEFINITIONS AND INTERPRETATION

1.1      Where commencing with a capital letter:

         ASSOCIATE means a Related Body Corporate of AMP and trusts and funds managed by AMP or a Related Body Corporate of AMP.

         BUSINESS DAY means any day that is not a Saturday, Sunday or a New South Wales public holiday.

         DIRECTORS means the directors for the time being of the Trustee.

         EXERCISE NOTICE means a notice in the form of Schedule 1 to these terms as varied from time to time by the Directors.

         EXERCISE PRICE means, in respect of an Option, $4.00.

         FAIR VALUE means the value of an Option determined in accordance with clause 7.

         LOAN AGREEMENT means the deed of loan dated on or about 1 April 1999 between PHF No.1 Pty Limited, AMP Life Limited and Omega Worldwide, Inc.

         OPTION means an option to acquire a Unit referred to on the front of this certificate.

         OPTION CERTIFICATE means this certificate.

         OPTION EXERCISE PERIOD means, in respect of an Option, the period from the date on which the Option is granted to 5pm on the Repayment Date.

         OPTION HOLDER means the holder of an Option.

         PHF 1 OPTION means an option to acquire a unit in the PHF 1 Trust.

         PHF 1 TRUST means the Principal Healthcare Finance Unit Trust No.1 established by the PHF 1 Trust Deed.

         PHF 1 TRUST DEED means the deed dated 27 May 1998 between Tanoa Pty Limited as trustee and Mindra Pty Limited as original unit holder as amended on 27 January 1999.

         REGISTER means the register of options kept by the Trustee.

         RELATED BODY CORPORATE has the same meaning as is given to that expression in the Corporations Law

         REPAYMENT DATE has the same meaning as in the Loan Agreement.

         TRUST DEED means the deed dated 27 May 1998 between PHF No.1 Pty Limited as trustee and PHF No.2 Pty Limited as original unit holder, as amended on 29 January 1999.

         TRUST means the trust established by the Trust Deed.

         TRUSTEE means the trustee for the time being of the Trust.

         UNIT means a unit created under the provisions of the Trust Deed which has not been redeemed.

         UNIT HOLDERS means the persons registered as holders of Units pursuant to the Trust Deed.

1.2 Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

1.3      Unless the context otherwise requires a word which denotes:

         (a)  the singular denotes the plural and vice versa;

         (b)  any gender denotes the other genders; and

         (c) a person includes an individual, a body corporate, and a government.

1.4      Unless the context otherwise requires a reference to:

         (a) any legislation includes any regulation or instrument made under it and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

         (b) any agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced;

         (c) a rule or schedule is a reference to a rule of or schedule to these terms;

         (d)  a group of persons includes any one or more of them; and

         (e)  a thing or amount is a reference to the whole and each part of it.

1.5 A reference to these terms includes any schedules to these terms and where amended means these terms as so amended.

1.6 Headings and the table of contents must be ignored in the interpretation of these terms.

2.       LAPSE OF OPTIONS

         Unless an Option has previously lapsed it lapses on and may not be exercised by the Option Holder after the expiration of the Option Exercise Period in respect of an Option.

                                      -3-
3.       EXERCISE OF OPTIONS

3.1 Subject to clause 3.2, an Option which has not lapsed may be exercised at any time during an Option Exercise Period by the Option Holder completing an Exercise Notice and lodging it with the Trustee together with:

         (a)  payment for the Units in accordance with the Exercise Notice; and

         (b)  the Option Certificate.

3.2 An Option must not be exercised unless a PHF 1 Option is exercised at the same time. The Trustee will not issue any Unit pursuant to the exercise of an Option unless a corresponding unit in the PHF 1 Trust is issued to the Option Holder at the same time.

3.3 The Trustee will, within 14 days of receipt of an Exercise Notice in accordance with these terms, allot the number of Units referred to in the Exercise Notice.

3.4 Upon allotment of Units in accordance with clause 3.3 the Trustee must in respect of the Option Certificate lodged with the Trustee in accordance with clause 3.1(b):

         (a) if all the outstanding Options have been exercised, cancel the Option Certificate;

         (b) if part only of the outstanding Options have been exercised, endorse the Option Certificate with the number of Options that have been exercised and the number of outstanding Options and return it to the Option Holder.

4.       THE UNITS

4.1 Units issued pursuant to the exercise of an Option rank pari passu in all respects with all other issued Units of the Trust.

4.2 An Option Holder has no interest in Units the subject of his Options until those Options are exercised in accordance with these terms and Units are allotted to the Option Holder pursuant to that exercise.

5.       TRANSFER OF OPTIONS

5.1      TRANSFER WITH CONSENT

5.1.1 Subject to the provisions of this clause 5 and clause 6 no Options may be sold bought or otherwise transferred except with the consent of the Trustee who has absolute and uncontrolled discretion to give or refuse to give consent.

5.1.2 Any purported sale or transfer of Options in contravention of the provisions of this clause is ineffective.

5.2      TRANSFER OF OPTIONS

5.2.1 The Option Holder may not transfer an Option to any person other than an Associate.

5.2.2 The transfer of an Option to an Associate does not require the consent of the Trustee. The Option Holder must give the Trustee at least 3 business days notice of such an intended transfer, and must also notify the Trustee within 3 business days of such a transfer being completed.

5.3      INSTRUMENT OF TRANSFER

5.3.1 A transfer of Options must be in the form set out in schedule 2 or in such other form as the Trustee approves or by any other means which the Trustee may from time to time approve.

5.3.2 Before registration of any transfer of Options pursuant to this certificate the instrument of transfer (if any) will be executed by or on behalf of both the transferor and transferee and will be duly stamped.

5.4      FRACTIONAL OPTIONS PROHIBITED

         Options may only be sold bought or otherwise disposed of or transferred in integral number only.

6.       TRANSMISSION OF OPTIONS

6.1      JOINT HOLDER

         In the case of the death of an Option Holder, the survivors where the deceased was a joint holder and the legal personal representatives of the deceased in all other cases will be the only persons recognised by the Trustee as having any title to the Option.

6.2      TRANSMISSION

6.2.1 Subject to clause 5.5 any person becoming entitled to Options in consequence of death lunacy or insolvency of any Option Holder may upon obtaining the consent of the Trustee to the proposed election and upon such evidence being produced as may from time to time be required by the Trustee, elect either to be registered himself as the holder of the Options or to have some person nominated by him registered as the transferee thereof.

6.2.2 The Trustee will, in either case, have the same right to decline or refuse registration as it would have had in the case of a transfer of the Options of the holder prior to such death lunacy or bankruptcy receivership liquidation official management or other insolvency.

6.2.3 A person entitled to any Option by transmission will be entitled to receive and may give a good discharge for all moneys payable in respect of the Option but except as otherwise provided in this certificate will not be entitled to any of the rights or privileges of an Option Holder unless and until he will become registered in respect of the Option.

7.       UNIT SPLITS, REVERSE UNIT SPLITS AND UNIT DISTRIBUTIONS BY THE TRUST

         If the Trustee gives effect to a subdivision or consolidation of Units or makes a distribution payable in Units, then on exercise of an Option, an Option Holder shall be entitled to receive a proportionately greater or lesser number of Units, so that the number of Units which it receives represents the same percentage interest in the Trust as it would have obtained if it had exercised the Option immediately prior to the consolidation or subdivision or distribution.

8.       MISCELLANEOUS

8.1 A notice which is given to a person under these terms may be delivered to the person or posted by ordinary prepaid post to the last known address of the person.

8.2      A notice is deemed to have been received:

         (a)  if delivered to the person, on receipt; and

         (b) if posted by ordinary prepaid post to the person, 3 Business Days after posting.

8.3 Any stamp duty payable on the issue and allotment of a Unit acquired pursuant to the exercise of an Option must be borne by the allottee of the Unit.

8.4 These terms are governed by and must be construed in accordance with the laws of New South Wales.

                                      * * *

                                   SCHEDULE 1

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1

                                  2004 OPTIONS

                                 EXERCISE NOTICE



TO:      PHF No.1 Pty Limited, ACN 082 747 313 (COMPANY)



I,
   -----------------------------------------------------------------------------
(full name)



of
   -----------------------------------------------------------------------------
(address)



wish to exercise [ ] 2004 Options (OPTIONS) held by me to acquire [ ] fully paid Units in the Trust pursuant to the terms of the Options (TERMS).

I enclose:

(a) a cheque made payable to the Company in the amount of $[ ] being the Exercise Price for [ ] Options (as defined in the Terms); and



(b) the Option Certificates (as defined in the Terms) in respect of the Options.



Signature:
          ----------------------------------------------------------------------


Date:
      --------------------------------------------------------------------------

                                   SCHEDULE 2

                  PRINCIPAL HEALTHCARE FINANCE UNIT TRUST NO. 1

                                  2004 OPTIONS

                               TRANSFER OF OPTIONS



SELLER: ##

ADDRESS: ##

BUYER: ##

ADDRESS: ##

PARTICULARS OF THE OPTIONS:

TRUSTEE OF THE TRUST:  PHF No.1 Pty Limited, ACN 082 747 313

NUMBER: ##                                   DISTINGUISHING NUMBERS: ##

CLASS: ##                                    OPTION EXPIRY DATE: 1 APRIL 2004

PURCHASE PRICE: $##



The Seller in consideration of the Purchase Price paid or agreed to be paid by the Buyer transfers the Options to the Buyer, subject to the conditions on which the Seller holds the Options at the date of this transfer.

The Buyer agrees to take the Options subject to those conditions.



DATED:

Executed by ## without a common seal acting by:

--------------------------------    -------------------------------------------
Signature of authorised person      Signature of authorised person


--------------------------------    -------------------------------------------
Office held                         Office held

--------------------------------    -------------------------------------------
Name of authorised person (print)   Name of authorised person (print)

DEED dated                                                                  1999



PARTIES

PHF NO. 3 MANAGEMENT PTY LIMITED (ACN 086 081 023) of Suite 1601, 227 Elizabeth Street Sydney NSW 2000 (PHF 3 TRUSTEE)

PHF NO. 2 PTY LIMITED (ACN 082 747 288) of Suite 1601, 227 Elizabeth Street Sydney NSW 2000 (PHF 4 TRUSTEE)

AMP LIFE LIMITED (ACN 079 300 379) of Level 24, AMP Building, 33 Alfred Street Sydney NSW 2000 (AMP)



RECITALS

A             AMP is or will become entitled to Options.

B AMP has agreed to sell, or procure the sale, of certain Options to PHF 3 Trustee and PHF 4 Trustee on the terms set out in this deed.



THE PARTIES AGREE AS FOLLOWS:

1.            DEFINITIONS

              In this deed:

              ASSOCIATE means a Related Body Corporate of AMP and trusts and funds managed by AMP or a Related Body Corporate of AMP.

              DEED OF LOAN means the deed of loan made between PHF No. 1 Pty Limited and AMP on the date of this deed.

              OPTIONS means any options to acquire stapled units in the Trusts granted to AMP in accordance with the Deed of Loan.

              PHF1 TRUST means the Principal Healthcare Finance Unit Trust No.1 established by the deed of trust dated 27 May 1998 between Mindra Pty Limited and Tanoa Pty Limited, as amended on 27 January 1999.

              PHF2 TRUST means the Principal Healthcare Finance Unit Trust No.2 established by the deed of trust dated 27 May 1998 between PHF No.1 Pty Limited and PHF No.2 Pty Limited, as amended on 29 January 1999.

              RELATED BODIES CORPORATE has the meaning in the Corporations Law.

              TRUSTS means PHF1 Trust and PHF2 Trust.

              UNITS means units in the Trusts.

2.            OPTIONS

2.1           EFFECT OF EXERCISE OF OPTIONS

              If by reason of the exercise of any Option:

(a)           AMP;

(b)           any Associate; or

(c)           AMP and  any Associate together,

              would become the registered holder of more than 49.9% of the Units AMP must, or must procure, subject to this deed, that no Option is exercised which would result in that event.

2.2           EXERCISE NOTICE

              AMP or an Associate (OFFEROR) may give a written notice (EXERCISE NOTICE) to PHF3 Trustee and PHF4 Trustee which specifies a number of Options equal to the number of Options which AMP or an Associate wishes to exercise and which would, if exercised, cause AMP to be in breach of clause 2.1 (SALE OPTIONS).

2.3           OFFER TO SELL

              An exercise notice constitutes an offer to PHF3 Trustee to purchase the sale options granted by PHF1 Trust and to PHF2 Trustee to purchase the sale options granted by PHF2 Trust in both cases for the consideration determined pursuant to clause 2.4 (OFFER). An exercise notice may include several Options and in such case will operate as if it were a separate notice in respect of each sale option. An offer will not be revocable except with the consent of PHF3 Trustee and PHF4 Trustee.

2.4           CONSIDERATION

2.4.1         The consideration payable for each sale option is:

              (a) the amount agreed between offeror and PHF3 Trustee and PHF4 Trustee; or

              (b) failing agreement within 14 days following the receipt of the relevant exercise notice, the amount determined by a valuer agreed upon by offeror and PHF3 Trustee and PHF4 Trustee or, failing agreement within 21 days following the receipt of the relevant exercise notice, a valuer nominated by the President for the time being of The Institute of Chartered Accountants in Australia (EXPERT).

2.4.2 The expert will be deemed to be acting as an expert and not an arbitrator.

2.4.3 The costs of the expert will be shared equally between offeror, on the one hand and PHF3 Trustee and PHF4 Trustee, on the other hand.

2.5           ACCEPTANCE OF OFFER

              PHF3 Trustee and PHF4 Trustee or their nominee may accept an offer for all or any of the sale options within 30 days after either:

              (a) the consideration payable for each sale option is agreed pursuant to clause 2.4.1 (a); or

              (b) the consideration payable for each sale option is determined pursuant to clause 2.4.1 (b),

              whichever is the later, by notice in writing to offeror specifying the number of sale options which are accepted (ACCEPTANCE NOTICE).

2.6           BINDING OBLIGATION

              Upon receipt by offeror of an acceptance notice offeror will be bound to sell and PHF3 Trustee will be bound to purchase the number of sale options granted by PHF1 Trust specified in the relevant acceptance notice and PHF4 Trustee will be bound to purchase the number of sale options granted by PHF2 Trust specified in the relevant acceptance notice for the consideration agreed or determined pursuant to clause 2.4.1. Completion of the sale and purchase will take place at the office of Omega (Australia) Pty limited or at such other place as may be agreed by the offeror and PHF3 Trustee and PHF4 Trustee and within 14 days after the giving of the acceptance notice by:

              (a) the offeror delivering to PHF3 Trustee and PHF4 Trustee a proper transfer of the sale options and the relevant option certificates; and

              (b) PHF3 Trustee and PHF4 Trustee paying to the offeror the consideration for the Options.

2.7           EXERCISE OF OPTIONS

              If PHF3 Trustee and PHF4 Trustee does not accept an offer pursuant to clause 2.5 in respect of all the sale options offeror may exercise the remaining sale options at any time.

3.            WARRANTIES

              AMP represents and warrants to PHF3 Trustee and PHF4 Trustee that on the completion of the sale of any sale options pursuant to this deed offeror is entitled to sell and procure the transfer of the full legal and beneficial ownership in the sale options to PHF3 Trustee and PHF4 Trustee on the terms set out in this deed free from all encumbrances and third party rights.

4.            NOTICE

              NOTICE IN WRITING

4.1 A party giving notice or notifying under this deed must do so in writing:

4.1.1 directed to the recipient's address set out in SCHEDULE 1, as varied by any notice; and

4.1.2 hand delivered or sent by prepaid post or facsimile to that address.

              RECEIPT OF NOTICE

4.2 A notice given in accordance with CLAUSE 8.1 is taken to be received:

4.2.1         if hand delivered, on delivery;

4.2.2 if sent by prepaid post, two business days after the date of posting; or

4.2.3 if sent by facsimile, when the sender's facsimile system generates a message confirming successful transmission of the total number of pages of the notice unless, within eight business hours after that transmission, the recipient informs the sender that it has not received the entire notice.

5.            MISCEALLENOUS

5.1           JOINT AND SEVERAL

              An agreement warranty representation or obligation which binds or benefits two or more persons under this agreement binds or benefits those persons jointly and separately.

5.2           SEVERABILITY

              Part or all of any provision of this deed that is illegal or unenforceable may be severed from this deed and the remaining provisions of this deed continue in force.

5.3           COUNTERPARTS

              This deed may be executed in any number of counterparts.

5.4           ENTIRE AGREEMENT

              This deed:

              (a) constitutes the entire agreement between the parties as to its subject matter; and

              (b) in relation to that subject matter, supersedes any prior understanding or agreement between the parties and any prior condition, warranty, indemnity or representation imposed, given or made by a party.

5.5           FURTHER ASSURANCE

              Each party must promptly execute all documents and do all things that another party from time to time reasonably requests to effect, perfect or complete this agreement and all transactions incidental to it.

5.6           EFFECT OF COMPLETION

              Each of the obligations, warranties and undertakings set out in this agreement which is not fully performed at completion will continue in force after completion.

5.7           GOVERNING LAW AND JURISDICTION

5.7.1         This deed is governed by the law applicable in New South Wales.

5.7.2 Each party submits to the non-exclusive jurisdiction of the courts of New South Wales.

6.            INTERPRETATION

6.1           In this deed, unless the contrary intention appears:

6.1.1 headings are for ease of reference only and do not affect the meaning of this deed;

6.1.2 the singular includes the plural and vice versa and words importing a gender include other genders;

6.1.3 other grammatical forms of defined words or expressions have corresponding meanings;

6.1.4 a reference to a clause, paragraph, schedule or annexure is a reference to a clause or paragraph of or schedule or annexure to this deed and a reference to this deed includes any schedules and annexures;

6.1.5 a reference to a document or agreement, including this deed, includes a reference to that document or agreement as novated, altered or replaced from time to time;

6.1.6 a reference to a right or obligation of any two or more persons confers that right or imposes that obligation as the case may be jointly and severally;

6.1.7 a reference to any party to this deed or any other agreement or document or to any other body or person referred to in this deed includes that party body or person's successors or permitted assigns;

6.1.8 a reference to a specific time for the performance of an obligation is a reference to that time in the State, Territory or other place where that obligation is to be performed;

6.1.9 words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies.

EXECUTED as a Deed



Signed, sealed and delivered by the
attorney of PHF NO. 1 MANAGEMENT PTY
Limited under power of attorney registered
Book  ............  No  ............  in the
presence of:



---------------------------------             ---------------------------------
Signature of witness                          Signature of attorney



---------------------------------             ---------------------------------
Name of witness (print)                       Name of attorney (print)



Signed, sealed and delivered  by the
attorney of PHF NO. 3 MANAGEMENT PTY
Limited under power of attorney registered
Book  ............  No  ............  in the
presence of:



---------------------------------             ---------------------------------
Signature of witness                          Signature of attorney


---------------------------------             ---------------------------------
Name of witness (print)                       Name of attorney (print)



Signed, sealed and delivered by the
attorney of PRINCIPAL HEALTHCARE FINANCE
PTY LIMITED under power of attorney
registered Book ............ No
 ............ in the presence of:

---------------------------------             ---------------------------------
Signature of witness                          Signature of attorney




---------------------------------             ---------------------------------
Name of witness (print)                       Name of attorney (print)



Signed, sealed and delivered by the
attorney of OMEGA WORLDWIDE, INC. under
power of attorney registered Book
 ............  No   ............  in the
presence of:




---------------------------------             ---------------------------------
Signature of witness                          Signature of attorney





---------------------------------             ---------------------------------
Name of witness (print)                       Name of attorney (print)



SIGNED, SEALED AND DELIVERED by ## and as joint attorneys for AMP LIFE LIMITED under power of attorney dated ## registered book no. ## in the presence of:


---------------------------------             ---------------------------------
Witness

Attorney



---------------------------------             ---------------------------------
Witness

Attorney


By executing this deed the attorneys state that they have not received notice of revocation of the power of attorney

                                   SCHEDULE 1



                                     NOTICES

                                  (CLAUSE 5.1)



PHF NO. 2 PTY LIMITED, PHF NO. 3 MANAGEMENT PTY LIMITED,

Address:                    Suite 1601, 227 Elizabeth Street, Sydney, NSW, 2000

Facsimile:                  61 2 9267 0955

Attention:                  K.W. Moss



CC: PHILLIPS FOX



Address:                    255 Elizabeth Street, Sydney, NSW, 2000

Facsimile:                  61 2 9283 4144

Attention:                  R.W. Tobias/W.G. Chapman



OMEGA WORLDWIDE, INC.



Address: 900 Victors Way, Suite 345, Ann Arbor, Michigan, 48108, United States of America

Facsimile:                          1 734 887 0301



CC: OMEGA (UK) LIMITED

Address:                    145 Cannon Street, London, EC4N, 5BP

Facsimile:                  44 171 929 3555

Attention:                  James P. Flaherty/John Storey

AMP LIFE LIMITED

Address:                    Property Asset Manager No.1 Fund

                            AMP Asset Management Australia Limited

                            Level 21, 33 Alfred Street Sydney 2000

Facsimile:                  61 2 9257 9367

                               ADVISORY AGREEMENT



                         PHF NO.1 MANAGEMENT PTY LIMITED

                              PHF NO.1 PTY LIMITED


                          OMEGA (AUSTRALIA) PTY LIMITED














                                - PHILLIPS FOX -
                                     LAWYERS

                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
                Email: postmaster@sydney.PhillipsFox.com.au WWW site: http://www.PhillipsFox.com.au

                                 Ref:WGC:959248



                                             CONTENTS

1.            DUTIES OF THE ADVISOR...........................................................................1

2.            NO PARTNERSHIP OR JOINT VENTURE.................................................................3

3.            RECORDS.........................................................................................4

4.            BANK ACCOUNTS...................................................................................4

5.            BOND............................................................................................4

6.            INFORMATION FURNISHED TO ADVISOR................................................................4

7.            CONSULTATION AND ADVICE..........................................................................

8.            ANNUAL BUSINESS PLAN AND BUDGET.................................................................5

9.            DEFINITIONS.....................................................................................5

10.           INVESTED ASSETS FEE, INCENTIVE FEE..............................................................8

11.           STATEMENTS......................................................................................9

12.           COMPENSATION FOR ADDITIONAL SERVICES............................................................9

13.           EXPENSES OF THE ADVISOR.........................................................................9

14.           EXPENSES OF THE TRUSTEES.......................................................................10

15.           OTHER ACTIVITIES OF ADVISOR....................................................................11

16.           TERM; TERMINATION OF AGREEMENT.................................................................12

17.           AMENDMENTS.....................................................................................13

18.           DEFAULT, BANKRUPTCY, ETC.......................................................................13

19.           ASSIGNMENT.....................................................................................14

20.           ACTION UPON TERMINATION........................................................................15

21.           LIMITS OF ADVISOR RESPONSIBILITY...............................................................15

22.           NOTICES........................................................................................15

23.           HEADINGS.......................................................................................16

24.           GOVERNING LAW; CONSENT TO JURISDICTION.........................................................17

25.           JOINDER........................................................................................17

26.           ENTIRE AGREEMENT...............................................................................17

                               ADVISORY AGREEMENT



    THIS AGREEMENT IS MADE ON                                   1999



    PARTIES

    PHF NO.1 MANAGEMENT PTY LIMITED ACN 086 801 041 in its capacity as trustee of the Principal Healthcare Finance Unit Trust No.1 of C/- Phillips Fox, 255 Elizabeth Street, Sydney, New South Wales (MANAGEMENT)

    PHF NO.1 PTY LIMITED ACN 082 747 313 in its capacity as trustee of the Principal Healthcare Finance Unit Trust No.2 of C/- Phillips Fox, 255 Elizabeth Street, Sydney, New South Wales (PHF NO.1)

    OMEGA (AUSTRALIA) PTY LIMITED ACN 082 747 331 of C/- Phillips Fox, 255 Elizabeth Street, Sydney, New South Wales (ADVISOR)

    RECITALS

    A. The Trustees, as trustees of the Trusts, are the unitholders in PHFT which, through its trustee, Principal, is in the business of, inter alia, acquiring real estate for the provision of health care services, which real estate is to be leased to and operated by Health Care Operators.

    B. The Advisor, its Related Entities and its employees have experience in the administration of real estate assets used to provide health care services and the origination, structuring and evaluation of real estate and mortgage investments and leasing activities related to the health care industry.

    C. The Advisor has agreed to provide certain management, administration and advisory services to the Trustees and any Related Body Corporate of the Trustees on the terms and conditions set out in this agreement.

    AGREEMENT


1.            DUTIES OF THE ADVISOR

1.1 The Advisor will provide such services and activities relating to the assets, operations and business plans of the Trustees and Related Bodies Corporateof the Trustees as may be appropriate, including:

              (a) assisting in the preparation of annual budgets and business plans for approval by the Board (the BUSINESS PLANS);

             (b) using its best efforts to present to the Trustees a continuing investment program consistent with the investment policies and objectives of the Trustees as set out in the Business Plans;

             (c) using its best efforts to present to the Trustees investment opportunities consistent with the Business Plans and such investment program as the Board may adopt from time to time;

             (d) furnishing or obtaining and supervising the performance of the administration of the day-to-day operations of the Trustees, including the investment of reserve funds and surplus cash in short-term money market investments;

             (e) serving as one of the Trustees' investment and financial advisors and providing research, economic, and statistical data in connection with the Trustees' investments and investment and financial policies;

             (f) assisting the Trustees in investigating, selecting and negotiating with borrowers, lenders, mortgagors, brokers, investors, builders, developers and others;

             (g) consulting with the Board and providing the Board with advice and recommendations with respect to the making, acquiring (by purchase, investment, exchange, or otherwise), holding, and disposition (through sale, exchange, or otherwise) of investments consistent with the Business Plans;

             (h) advising the Board with respect to such services as may be required in acquiring and disposing of investments, disbursing and collecting the funds of the Trustees, paying the debts and fulfilling the obligations of the Trustees, and handling, prosecuting, and settling any claims of the Trustees, including enforcing leases, guarantees, mortgages and other encumbrances securing investments;

             (i) assisting the Trustees in obtaining such services as may be required for property management, loan disbursements, and other activities relating to the investments of the Trustees, so long as the compensation for such services is to be agreed to by the Trustees and the service provider;

             (j) advising the Trustees in connection with capital market activities;

             (k) quarterly, and at any time requested by the Board making reports to the Board regarding the Trustees' performance to date in relation to the Trustees' current approved Business Plans and their various components, as well as the Advisor's performance of its services under this agreement;

             (l) making or providing appraisal reports, where appropriate, on investments or contemplated investments of the Trustees;

             (m) assisting in preparation of reports and other documents necessary to satisfy the reporting and other requirements of any governmental bodies or agencies and assisting in maintaining effective communications with shareholders of the Trustees;

             (n) doing all things necessary to ensure its ability to render the services contemplated herein, including providing office space and office furnishings, computing and accounting equipment and personnel necessary for the performance of the foregoing services as Advisor, all at its own expense, except as otherwise expressly provided for herein;

             (o) advising the Trustees on the structuring of investments in any Related Bodies Corporate of the Trustees or Unitholders in the Trusts and the management of the activities of any Related Bodies Corporate of the Trustees or Unitholders in the Trusts; and

             (p) semi-annually or otherwise as required by the Board, liasing with independent experts to provide independent market valuations of units and options over units in the Trusts, which valuations will be at the cost of the Trusts and not the Advisor.

1.2 In performing its services under this agreement, the Advisor acknowledges that:

             (a) it is doing so pursuant to a delegation of day to day management by the Board, which delegation remains under the supervision and control of the Board; and

             (b) the Board and not the Advisor maintains ultimate authority for the conduct of the business of the Trustees.

1.3 The Trustees acknowledge that the Advisor will perform its services under this agreement through facilities, personnel and support services located at its Australian, United States and United Kingdom offices through personnel selected by the Advisor.

1.4 In performing its services under this agreement, the Advisor may utilise facilities, personnel and support services of various of its affiliates, whether located within or outside Australia. The Advisor shall reimburse such affiliates for their services and facilities out of the compensation provided for in Section 10. Notwithstanding the above, the Trustees may request, and will pay for the direct costs of, additional services (as described in Section 12 of this agreement). The Advisor will engage in other activities related to real estate and not related to the Trustees or its assets, as contemplated in Section 15.

2.           NO PARTNERSHIP OR JOINT VENTURE

             The Trustees and the Advisor are not partners or joint venturers with each other. Nothing in this agreement will be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. Nothing contained in this agreement authorises either party to act as agent or representative of the other party or to authorise either party to create any obligation on behalf of the other party.

3.            RECORDS

              The Advisor must, at all times keep proper books of account and records of the Trustees' affairs which shall be accessible for inspection by the Trustees at the Advisor's principal office in Australia or at the offices of it's Related Entities in the United States and at any time during business hours on giving reasonable notice.

4.            BANK ACCOUNTS

              The Advisor may establish and maintain one or more bank accounts in its own name, and may collect and deposit into such account or accounts, and disburse from any such account or accounts, any money on behalf of the Trustees, under such terms and conditions as the Board may approve. No funds in any such account shall be commingled with funds of the Advisor or another party; and the Advisor shall from time to time render appropriate accounting of such collections and payments to the Board and to the auditors of the Trustees.

5.            BOND

5.1 The Advisor will maintain a fidelity bond with a responsible surety company or a reputable bank in such amount as may be required by the Board from time to time, covering all directors, officers, employees, and agents of the Advisor handling funds of the Trustees and any investment documents or records relating to investments of the Trustees.

5.2 The bond is for the benefit of the Trustees in respect of losses arising from acts of directors, officers, employees, and agents through theft, embezzlement, fraud, negligence, error, or omission or otherwise.

5.3           The premium for the bond is to be at the expense of the Trustees.
              If any director of the Trustees is an Affiliate of the Advisor, the approval of a majority of the Board who are not so affiliated is required for the Trustees to require such a bond for the Advisor.

6.            INFORMATION FURNISHED TO ADVISOR

              The Board has the right to change a Business Plan at any time. The Board must promptly furnish a copy of any changes to any Business Plan to the Advisor. The Trustees shall furnish the Advisor with a certified copy of all financial statements, a signed copy of each report prepared by independent certified chartered accountants, and such other information with regard to the Trustees' affairs as the Advisor may from time to time reasonably request.

7.            CONSULTATION AND ADVICE

7.1 In addition to the services described above, the Advisor shall consult with the Board and at the request of the Board will furnish advice and recommendations with respect to any aspect of the business and affairs of the Trustees, including any factors that in the Advisor's best judgment should influence the policies of the Trustees.

7.2 The Advisor and the Trustees will confer as required concerning the Advisor's staffing and personnel assigned to perform the services of the Advisor hereunder, with the goal that the Advisor will employ highly qualified professional staff, in whom both the Advisor and the Trustees repose confidence and trust.

8.            ANNUAL BUSINESS PLAN AND BUDGET

8.1 The Advisor will assist the Trustees in the preparation of a Business Plan for each financial year of the Trustees for submission to the Board. Such Business Plan must include: a twelve-month projection of operations and cash flow with explicit assumptions and a general plan for asset sales or acquisitions, leasing, lending, enforcement and borrowing activity, other investments or ventures and proposed securities offerings or repurchases or any proposed restructuring of the Trustees.

8.2 To the extent possible, the Business Plan shall set out the Advisor's recommendations and the basis therefor with respect to all material investments of the Trustees. Upon approval by the Board, the Advisor shall advise and assist in the conduct of the business of the Trustees in accordance with the explicit provisions of the Business Plan, specifically including the borrowing, leasing, maintenance, capital improvements, renovations and sale of investments set forth in the Business Plan.

8.3 Within forty five (45) days of the end of each calendar quarter, the Advisor must provide the Boards of Directors of the Trustees with a report comparing the Trustees' actual performance for such quarter against the Business Plan.

9.            DEFINITIONS

9.1           The following terms will have the meanings set out below:

              (a) ACCESSION ENTITIES means any corporation (as that term is defined in the Corporations Law) and any trust, whose Invested Assets are the subject of this agreement as a result of that body corporate entering into an accession deed in the form of schedule 1 of this agreement.

              (b) ADJUSTED CONSOLIDATED NET INCOME means for any fiscal period the consolidated net income for the Trusts and their consolidated subsidiaries, increased by firstly, the amount of income allowable to such fiscal period from zero-coupon investments or similar deferred payment investments and secondly the amount of any increase in appraisal write-up valuation of assets of the Trustees and their consolidated subsidiaries as reported in annual valuations for such fiscal period and decreased by the amount of any reduction in appraisal of assets of the Trusts and their consolidated subsidiaries as reported in annual valuations for such fiscal period.

              (c) AGGREGATE BOOK VALUE OF INVESTED ASSETS means the consolidated Book Value of Invested Assets for all of the following as a group:

                   (i)          the Trusts s;

                   (ii)         each Person that becomes an Accession Entity;
                                and

                   (iii)        Securitisation Entity.

              (d) BOARD means the board of directors of each Trustee as constituted from time to time.

              (e) BOOK VALUE of an asset or assets means the value of such asset or assets as recorded on the books of any Person:

                   (i) before any appraisal write-up in accordance with Australian GAAP;

                   (ii) before provision for amortisation, depreciation, depletion or valuation reserves; and

                   (iii) before deducting any indebtedness or other liability in respect thereof.

              (f) BOOK VALUE OF INVESTED ASSETS means the Book Value of the Invested Assets of any nature or description owned, leased, managed or operated by any Person (without deduction of any liabilities), but excluding:

                   (i)          goodwill and other intangible assets;

                   (ii)         cash; and

                   (iii) cash equivalent investments with terms which mature in one year or less, and increased by the amount of any increase in appraisal write-up of assets of the Trusts Trustees and their consolidated subsidiaries as reported in annual valuations for such fiscal period and decreased by the amount of any reduction in appraisal of assets of the Trusts and their consolidated subsidiaries as reported in annual valuations for such fiscal period.

              (g) BUSINESS PLAN means the investment policies of the Trusts and objectives and the capital and operating budget based thereon for the relevant fiscal year of the Trusts as approved by the Board, as modified or amended.

              (h) CHANGE OF CONTROL means, as to the Advisor, the election or appointment to the board of director of the Advisor of a majority of directors who are elected or appointed as a director of the Advisor as a result of a change in control of the Advisor (as contemplated by section 47 of the Corporations Law), unless the change of control occurs as a result of corporate reconstruction within the group of companies of which the Advisor is a member at the date of this agreement.

              (i) EARNINGS PER UNIT means the Adjusted Consolidated Net Income of the Trusts for any fiscal period, divided by the weighted average number of ordinary units outstanding for such fiscal period.

              (j) HEALTH CARE OPERATOR means an operator or manager of healthcare facilities, (including aged care, nursing and/or residential care for the aged, mentally infirm, chronically ill, intellectually or physically disabled, hospitals and medical surgeries)

              (k) INVESTED ASSETS shall mean the assets of any Person which are managed by the Advisor.

              (l) LEASES means all leases and subleases from the Trustees and any Accession Entities to third party lessees and sublessees.

              (m) MORTGAGE LOANS means mortgages, debentures, bonds, and other evidence of indebtedness or obligations, whether negotiable or non-negotiable, and which are secured or collateralised by mortgages, including first, wraparound, construction and development and second or subordinated mortgages.

              (n) PERSON means individuals, corporations, partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.

              (O) PHF TRUST 1 means the Principal Healthcare Finance Unit Trust No.1 established by the deed dated 27 May 1998 between Management Pty Limited as trustee and Mindra Pty Limited as original unit holder, as amended on 27 January 1999.

              (p) PHF TRUST 2 means the Principal Healthcare Finance Unit Trust No.2 established by deed dated 27 May 1998 between PHF No.1 Pty Limited as trustee and PHF No.2 Pty Limited as original unit holder, as amended on 31 March 1999.

              (Q) PHFT means the Principal Healthcare Finance Trust established by the deed dated 11 August 1995 between Assisted Living Holdings Pty Limited as trustee and Metlife Australia (Holdings) Pty Limited and FAI Deposit Co Pty Limited as original unit holders, as amended on 29 September 1998 and 31 March 1999.

              (R) PRINCIPAL means Principal Healthcare Finance Pty Limited, ACN 069 875 476.

              (s) PRINCIPAL ADVISORY AGREEMENT means the Advisory Agreement between Principal and Advisor dated 30 November 1998.

              (t) REAL PROPERTY means land, interests in land, leasehold interests (including but not limited to interests of a lessor or lessee therein), and any buildings, structures, improvements, fixtures, and equipment located on or used in connection with land, leasehold interests, and rights in land or interests therein.

              (u) RELATED BODY CORPORATE has the same meaning as is given to that expression in the Corporations Law and references to a body corporate include a reference to a trust.

              (v) RELATED ENTITY has the same meaning as is given to that expression in the Corporations Law and references to a body corporate include a reference to a trust.

              (w) SECURITISATION ENTITY means any Person formed or availed of for the purposes of financing and/or acquiring assets now owned, leased, managed and/or operated by or to be owned, leased, managed and/or operated by a Trustee or any Related Entity of a Trustee.

              (x)    TRUSTEES means Management and PHF No.1.

              (y)    TRUSTS means PHF Trust 1 and PHF Trust 2.

9.2 All calculations made pursuant to this agreement shall be based on statements (which may be unaudited, except as provided herein) prepared on an accrual basis consistent with Australian generally accepted accounting principals, regardless of whether the Trustees may also prepare statements on a different basis.

10.           INVESTED ASSETS FEE, INCENTIVE FEE

10.1.1 On or before the twenty-eighth day of each month during the term of this agreement, the Trustees must pay to the Advisor, as compensation for the management and advisory services rendered to the Trustees and the Trusts, a fee at the rate of 0.075% per month of the average of the Aggregate Book Value of the Invested Assets (INVESTED ASSETS FEE) at the beginning and at the end of the next preceding calendar month. The annual rate of the Invested Assets Fee shall be 0.90% per annum.

10.1.2 The Invested Assets Fee, when paid, shall include a pro-rata payment of interest and investment earnings earned by such Securitisation Entity since the preceding payment date.

10.2 On or before the first day of the third calendar month following receipt by the Trustees of the audited financial statements of the Trusts for the prior year, the auditors of the Trusts (or other third party acceptable to the Advisor and the Trustees) shall determine whether the Earnings Per Unit for the financial year then ended based on weighted units outstanding, exceeded by at least fifteen percent (15%) the Earnings Per Unit for the preceding financial year (the TARGET EARNINGS PER UNIT).

10.3 In the event the Trusts shall have achieved Target Earnings Per Unit for any financial year, then the Trustees shall pay to the Advisor within fourteen days after each determination referred to in clause 10.3, an incentive fee equal to two-tenths of one percent (0.02%) of the average of Aggregate Book Value of Invested Assets (INCENTIVE FEE). For purposes of the Incentive Fee, the average of Aggregate Book Value of Invested Assets shall be determined as the average of the Aggregate Book Value of Invested Assets on the first day of the financial year and the Aggregate Book Value of Invested Assets on the last day of the financial year.

10.4 Certain expenses and reimbursements described in Sections 13 and 14 of this agreement may be allocated in part to the account of the Advisor and in part to the account of the Trustees, as may be agreed by the parties.

10.5 The Invested Assets Fee and the Incentive Fee will be reduced to the extent that amounts for such fees are paid to the Advisor by the trustee for the time being of PHFT in accordance with the Principal Advisory Agreement, it being the intention that there will be no double counting in the calculation of the entitlements of the Advisor under this agreement and under the Principal Advisory Agreement.

11.           STATEMENTS

              Upon request, the Advisor must furnish to the Trustees not later than the 10th day of each calendar month, beginning with the 2nd calendar month of the term of this agreement, a statement showing the computation of the fees, if any, payable in respect to the next preceding calendar month.

12.           COMPENSATION FOR ADDITIONAL SERVICES

              To the extent that the Trustees request the Advisor or any director, officer, partner, or employee of the Advisor or Related Entities of the Advisor to render services for the Trustees other than those required to be rendered by the Advisor hereunder, such additional services, if performed, will be compensated separately on terms to be agreed upon between such party and the Trustees from time to time.

13.           EXPENSES OF THE ADVISOR

              The Advisor will bear the following expenses, (subject to the allocation provisions of Section 10):

              (a) employment expenses of the personnel employed by the Advisor including, but not limited to, fees, salaries, wages, payroll taxes, travel expenses, and the cost of employee benefit plans and temporary help expenses (including fees, salaries, and expenses paid to directors, officers, and employees of the Advisor who are also directors, officers or employees of the Trustees, when acting in such capacity as directors, officers or employees of the Advisor);

              (b) advertising and promotional expenses incurred in seeking investments for the Trustees;

              (c) rent, telephone, utilities, office furniture and furnishings, and other office expenses of the Advisor;

              (d) the cost of any internal accounting, statistical, bookkeeping or computer equipment or computer time necessary for maintaining the books and records of the Trustees; and

              (e) miscellaneous administrative expenses relating to performance by the Advisor of its functions under this agreement.

14.           EXPENSES OF THE TRUSTEES

              The Trustees must pay all of their expenses not assumed by or allocated to the Advisor, including without limitation, the following expenses:

              (a)    the cost of money borrowed by the Trustees;

              (b) income taxes, taxes and assessments on real property, and all other taxes applicable to the Trustees;

              (c) legal, auditing, accounting (other than internal accounting), preparing all tax returns, underwriting, brokerage, listing, registration and other fees, printing, engraving and other expenses, and taxes incurred in connection with the insurance, distribution, transfer, registration, and stock exchange listing of the Trustees' securities;

              (d) fees, salaries and expenses paid to directors, officers, and employees of the Trustees;

              (e) fees and expenses paid to independent advisors, independent contractors, mortgage services, consultants, managers, local property managers or management firms, accountants, attorneys and other agents employed by or on behalf of the Trustees;

              (f) expenses directly connected with the origination or purchase of Mortgage Loans and with the acquisition, disposition, and ownership of real estate equity interests, Leases or other property, including the costs of enforcement, insurance, legal, protective, brokerage, maintenance, repair, and property improvement services;

              (g) expenses of maintaining and managing real estate equity interests;

              (h) insurance, as required by the Board (including liability insurance);

              (i) the expenses of organizing, revising, amending, converting, modifying, or terminating the Trustees;

              (j) expenses connected with payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board of Directors of the Trustees to holders of securities of the Trustees;

              (k) All expenses connected with communications to holders of securities of the Trustees and the other bookkeeping and clerical work necessary in maintaining relations with holders of securities, including the cost of printing and mailing certificates for securities and proxy solicitation materials and reports to holders of the Trustees' securities;

              (l) the cost of any outside auditing necessary for maintaining the books and records of the Trustees and the costs for preparing and filing all required tax returns;

              (m) transfer agent's, registrar's and trustee's fees and charges;

              (n) legal, accounting, investment banking, and auditing fees and expenses charged by independent parties for services provided to the Trustees;

              (o) out of pocket expenses incurred by the Advisor, arising from the sales of Trustees properties, including those expenses related to carrying out foreclosure and lease termination proceedings;

              (p) costs and expenses associated with risk management (i.e. insurance relating to the Trustees' assets);

              (q)    loan refinancing compensation; and

              (r) expenses associated with special services requested by the Board pursuant to Section 12 hereof.

15.           OTHER ACTIVITIES OF ADVISOR

15.1 The Advisor must, subject to clause 15.5, submit to the Trustees all proposals in connection with the business of owning Real Property from which is conducted the business of caring for the aged or operating from Real Property the business of caring for the aged so long as those proposals are regarded as being in accordance with the investment and credit criteria of the Advisor from time to time.

15.2 Directors, officers or employees of the Advisor, or any Related Entity (and such Related Entities officers, directors, or employees) must not engage in any other business or render services of any kind to any other Person where the business or services are competitive with those carried on by the Trusts or PHFT or any Related Body Corporate of the Trusts or PHFT who are in the business of owning or operating

              Real Property from which is conducted the business of caring for the aged. This prohibition does not include or refer to the activities of the following persons:

              (a)    AMP Asset Management Limited (AMPAM);or

              (b)    any Related Body Corporate of AMPAM; or

              (c)    employees of AMPAM or its Related Bodies Corporate.

15.3 Subject to clause 15.5 neither the Trustees nor their Related Bodies Corporate, nor their respective directors, officers, or employees, shall act as an advisor to, or agree to act as an advisor to, any other Person with respect to Real Property located in Australia and used for aged care purposes, without the prior written consent of the Board. This prohibition does not include or refer to the activities of the following persons:

              (a)    AMP Asset Management Limited (AMPAM); or

              (b)    any Related Body Corporate of AMPAM; or

              (c)    employees of AMPAM or its Related Bodies Corporate,



15.4 Directors, officers, employees and agents of the Advisor of its Related Entities may serve as directors, employees, agents, nominees or signatories of the Trustees. When executing documents or otherwise acting in such capacities for the Trustees, such persons shall use their respective titles in the Trustees.

15.5          If either

              (a)    the Boards of the Trustees; and/or

              (b)    the board of Principal

              either fails to adopt or rejects any investment proposal, business opportunity or other proposals submitted by the Advisor to any of them ("Rejected Proposal") then within 3 months after the Rejected Proposal has been submitted by the Advisor to any of them the Advisor will no longer be bound by the provisions of this clause 15 in relation to that Rejected Proposal.

16.           TERM; TERMINATION OF AGREEMENT

16.1          This agreement shall commence on the date hereof (the EFFECTIVE
              DATE) and, subject to the automatic extension and early termination provisions of this agreement, shall continue for a period of seven years (TERMINATION DATE) and continue thereafter unless terminated by either party as set forth below.

16.2 Beginning on the Termination Date and continuing as of each 1 January thereafter, the term of this agreement will automatically be extended for one additional year unless either party exercises the early termination rights described in the following sentence referred to in subclause 16.3.

16.3 By written notice delivered to the other party not later than 15 November of any calendar year, either party may elect to avoid the automatic extension of the term. For example, if a party gives notice on or before 15 November 1999 of its election to avoid the automatic extension provision of this agreement, the term of this agreement would end on 31 December 2006.

16.4 During the ninety (90) day period following a Change of Control, the Trustees shall have the right to elect to terminate this agreement, by notice given to the Advisor. Such termination shall be effective on the date specified in the notice (if any) or 90 days following the Advisor's receipt of notice of termination from the Trustees, whichever is the later.

16.5 If any director of the Company is a Related Entity of the Advisor, the approval of a majority of the members the Board who are not a Related Entity of the Advisor shall be required for the Trustees to make the election described in subclause 16.4.

16.6 If this agreement is terminated pursuant to this Section 16, such termination shall be without further liability or obligation of either party to the other as of the Termination Date, except as provided in Section 20. In no event shall such termination limit the Advisor's right to indemnification pursuant to Section 21 hereof with respect to any acts or omissions undertaken by Advisor prior to such termination.

17.           AMENDMENTS

              This agreement shall not be changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto, or their respective successors or assigns, or otherwise as provided herein. If any director of a Trustee is a Related Entity of the Advisor, the approval of a majority of the relevant Board who are not Related Entities shall be required for the Trustee to amend this agreement.

18.           DEFAULT, BANKRUPTCY, ETC

18.1 At the option solely of the Board, this agreement shall be terminated immediately upon written notice of termination from the Board to the Advisor if any of the following events shall occur:

              (a) if the Advisor breaches any provision of this agreement, and after notice of breach does not remedy such default within thirty (30) days, or, such longer period as may be appropriate if not susceptible of being remedied within the thirty (30) days; or

              (b) if the Advisor shall be adjudged or insolvent by a court of competent jurisdiction, or an order is made by a court of competent jurisdiction for the appointment of a receiver, liquidator, or trustee of the Advisor or of all or substantially all of its property by reorganisation, and such adjudication or order shall remain in force or unstayed for a period of sixty (60) days; or

              (c) if the Advisor is placed under administration or for relief under any law for the relief of debtors, or shall consent to the appointment of a receiver of itself or of all or substantially all its property, or shall make a general assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally, as they become due.

18.2 The Advisor agrees that if any of the events specified in subsections (b) and (c) of this Section 18.1 occurs, it will give written notice thereof to the Board within seven (7) days after such occurrence. If any director of a Trustee is a Related Entity of the Advisor, the approval of a majority of the relevant Board who are not so Related Entities shall be required for the Trustees to give any notice described in this Section.

19.           ASSIGNMENT

19.1 The Advisor may assign this agreement to any Related Entity of the Advisor, provided that at the time of the assignment the assignee
              (a) assumes and agrees to be bound by this agreement; and (b) is controlled by a board of directors, a majority of whom are members of the Board of Directors of the Advisor and (c) has as its chief executive officer the individual who is chief executive officer or chairman of the Advisor. Such an assignment or any other assignment of this agreement by the Advisor shall bind the assignee thereunder in the same manner as the Advisor is bound hereunder.

19.2 The Advisor may also assign this agreement to a corporation, association, trust, or other successor organisation which may take over the property and carry on the affairs of the Advisor, provided that following such assignment the persons who controlled the operations of the Advisor immediately prior to the assignment shall control the operation of the successor organisation, including the performance of its duties under this agreement and they shall be bound by the same restrictions by which they were bound to such assignment.

19.3 This agreement shall not otherwise be assignable by the Advisor without the prior written consent of the Trustees. This agreement shall not be assignable by the Trustees without the prior written consent of the Advisor, except in the case of any assignment by the Trustees to a corporation or other organisation which is the successor to the Trustees, in which case such successor shall be bound hereby and by the terms of said assignment in the same manner and to the same extent as the Trustees is bound hereby.

20.           ACTION UPON TERMINATION

20.1 From the effective date of termination of this agreement, pursuant to Sections 16, 18 and 19 the Advisor shall not be entitled to compensation for further services but shall be paid all compensation accruing to the date of termination. The Advisor shall be deemed to have earned one-twelfth of the Incentive Fee of each full calendar month during which it provides services to the Trustees under this agreement. The Advisor shall forthwith upon such termination:

              (a) pay over to the Trustees all moneys collected and held for the account of the Trustees pursuant to this agreement;

              (b) deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of any moneys held by it, covering the period following the date of the last accounting furnished to the Board; and

              (c) deliver to the Board all property and documents of the Trustees then in the custody of the Advisor.

20.2 For a period of one year following the date of termination of this agreement, neither the Trustees nor any Related Entity of the Trustees shall, directly or indirectly, offer employment (including, but not limited to consulting arrangements) to any employee of the Advisor or any Related Entity of the Advisor without the prior written consent of the Advisor, which consent may be freely withheld.

21.           LIMITS OF ADVISOR RESPONSIBILITY

21.1 The Advisor assumes no responsibility other than to render the services described herein in good faith and shall not be responsible for any action of the Trustees in following or declining to follow any advice or recommendation of the Advisor. The Advisor, its shareholders, directors, officers, agents, employees and Related Entities will not be liable to the Trustees, its shareholders, or others, except by reason of acts constituting bad faith, wilful or wanton misconduct or gross negligence.

21.2 The Trustees shall reimburse, indemnify and hold harmless the Advisor, its shareholders, directors, officers, agents and employees and its Related Entities for and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever in respect to or arising from any acts or omissions of the Advisor undertaken in good faith and in accordance with the standard set forth above pursuant to the authority granted to it by this agreement.

22.           NOTICES

22.1 Any notice, report, or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report, or other communication is accepted by the party to whom it is given, and shall be effectively when transmitted by telecopier, delivered or, in the case of mailed notice or notice sent by overnight courier, upon receipt thereof as conclusively evidenced by the signed receipt thereafter by being delivered at the end addresses of the parties thereto:

                  THE BOARD AND/OR THE TRUSTEES:

                  Principal Healthcare Finance Pty Limited
                  Suite 1601
                  227 Elizabeth Street
                  Sydney, New South Wales
                  Attention:    Kevin Moss
                  Telephone:    (02) 9261 4499
                  Fax:            (02) 9267 0955


                  THE ADVISOR:

                  Omega (Australia) Pty Limited
                  Suite 1601
                  227 Elizabeth Street
                  Sydney, New South Wales
                  Attention: Kevin Moss
                  Facsimile: (612) 9267 0955


                  with a copy, in the case of both the Trustees and the Advisor, to:

                  Omega Worldwide, Inc,
                  900 Victors Way, Suite 345
                  Ann Arbor,  MI 48103
                  Attention: Essel W Bailey, Jr -  President
                  Telephone:    (313) 747-9790
                  Fax:  (734) 887 0301

                  and to:

                  Omega (UK) Limited
                  145 Cannon Street, London, EC4N 5 BP
                  Attention: James P. Flaherty
                  Telephone:  (171) 929 3444
                  Facsimile:   (171) 929 3555


22.2 Each party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 22.

23.           HEADINGS

              The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction, or effect of this agreement.

24.           GOVERNING LAW; CONSENT TO JURISDICTION

              This agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of New South Wales. The Trustees consents to in personam jurisdiction before the state and federal courts in New South Wales and agrees that all disputes concerning this agreement may be litigated, in Advisor's sole discretion and at Advisor's sole election, only in courts located in New South Wales. The Trustees agrees that service of process may be effected upon in under any method permissible under the laws of New South Wales and irrevocably waives any objection to venue in the state or federal courts of New South Wales.

25.           JOINDER

              The Trustees shall cause each Related Entity and Securitisation Entity to join in this agreement for purposes of determining the Invested Assets Fees and Incentive Fees payable to the Advisor under this agreement.

26.           ENTIRE AGREEMENT

              This agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes and cancels any pre-existing agreements with respect to such subject matter.



                                   SCHEDULE 1

                                 ACCESSION DEED



              THIS DEED made on

              BETWEEN      [Insert name of new Entity] ("Accession Entity")

              AND    PHF No.1 Pty Limited

              AND    Omega (Australia) Pty Limited

              AND    PHF No.1 Management Pty Limited

              RECITALS

              A. The parties, other than the Accession Entity are parties to an Advisory Agreement dated 1 April 1999 ("Master Advisory Agreement").

              B. The Master Advisory Agreement contemplates that entities, defined in the Master Advisory Agreement as Accession Entities, may become bound by the Master Advisory Agreement by entering into an accession deed.

              C. The Accession Entity has agreed that its Invested Assets are to become the subject of the Master Advisory Agreement and is entering into this deed accordingly.

              AGREEMENTS

              1. In this deed a term which is used but not defined in this deed has the meaning given to it in the Master Advisory Agreement, and:

                     "Effective Date" means the date of this Accession Deed.

              2. With effect from the Effective Date the Accession Entity agrees that its Invested Assets are to be taken into account for the purposes of determining , on a consolidated basis, the Aggregate Book Value of Invested Assets and the parties agree that the fees of the Advisor under the Master Advisory Agreement will, with effect from the Effective Date, be adjusted accordingly.

              EXECUTED AS A DEED

              [to be executed by the parties]

EXECUTED AS AN AGREEMENT


Signed by the attorney of PHF NO.1 MANAGEMENT
PTY LIMITED under power of attorney registered
Book .......No...... in the presence of:


 ............................        ...........................
Signature of witness                Signature of attorney

 ............................        ...........................
Name of witness (print)             Name of attorney (print)


Signed by the attorney of PHF NO.1 PTY LIMITED
under power of attorney  registered Book ............
No............in the presence of:


 ............................        ............................
Signature of witness                Signature of attorney



 ............................        ............................
Name of witness (print)             Name of attorney (print)


Signed by the attorney of OMEGA (AUSTRALIA) PTY
LIMITED under power of attorney registered Book
 ............No.........in the presence of:


 ............................        ............................
Signature of witness                Signature of attorney

 ............................        ............................
Name of witness (print)             Name of attorney (print)